                                                                    EXHIBIT 10.1


================================================================================

                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                     among

                                  ORIUS CORP.,

                              NATG HOLDINGS, LLC,

                        BANKERS TRUST COMPANY, as Agent

                                      and

                          VARIOUS LENDING INSTITUTIONS

                           Dated as of July 5, 2000

                       ---------------------------------

                                      with

       DEUTSCHE BANK SECURITIES INC., as Lead Arranger and Book Manager,
                BANK OF AMERICA, N.A., as Syndication Agent, and
               FIRST UNION NATIONAL BANK, as Documentation Agent

================================================================================

                               TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS..................................................................................2
   Section 1.1.  Definitions......................................................................................2
   Section 1.2.  Accounting Terms; Financial Statements..........................................................43

ARTICLE II
AMOUNT AND TERMS OF CREDIT.......................................................................................44
   Section 2.1.  The Commitments.................................................................................44
   Section 2.2.  Notes...........................................................................................48
   Section 2.3.  Minimum Amount of Each Borrowing; Maximum Number of Borrowings..................................50
   Section 2.4.  Borrowing Options...............................................................................50
   Section 2.5.  Notice of Borrowing.............................................................................51
   Section 2.6.  Conversion or Continuation......................................................................51
   Section 2.7.  Disbursement of Funds...........................................................................52
   Section 2.8.  Pro Rata Borrowings.............................................................................53
   Section 2.9.  Letter of Credit................................................................................53
   Section 2.10.  Additional Facility............................................................................60

ARTICLE III
INTEREST AND FEES................................................................................................61
   Section 3.1.  Interest........................................................................................61
   Section 3.2.  Fees............................................................................................62
   Section 3.3.  Computation of Interest and Fees; Changes in Margins and Fees...................................63
   Section 3.4.  Interest Periods................................................................................63
   Section 3.5.  Compensation for Funding Losses.................................................................64
   Section 3.6.  Increased Costs, Illegality, Etc................................................................65
   Section 3.7.  Replacement of Affected Lenders.................................................................68

ARTICLE IV
REDUCTION OF COMMITMENTS; PAYMENTS AND PREPAYMENTS...............................................................68
   Section 4.1.  Voluntary Reduction of Commitments..............................................................68
   Section 4.2.  Mandatory Reductions of Commitments.............................................................69
   Section 4.3.  Voluntary Prepayments...........................................................................70
   Section 4.4.  Mandatory Prepayments...........................................................................71
   Section 4.5.  Application of Prepayments......................................................................75
   Section 4.6.  Method and Place of Payment.....................................................................77
   Section 4.7.  Net Payments....................................................................................77

ARTICLE V
CONDITIONS OF CREDIT.............................................................................................80
   Section 5.1.  Conditions Precedent to the Initial Borrowing...................................................80
   Section 5.2.  Conditions Precedent to All Credit Events.......................................................89
   Section 5.3.  Conditions Precedent to All Acquisition Revolving Loan Credit Events............................90

   Section 5.4.  Conditions Precedent to Effectiveness of Agreement and Initial Funding of Term C Loan...........93

ARTICLE VI
REPRESENTATIONS AND WARRANTIES...................................................................................96
   Section 6.1.  Corporate Status................................................................................97
   Section 6.2.  Corporate Power and Authority...................................................................97
   Section 6.3.  No Violation....................................................................................97
   Section 6.4.  Governmental and Other Approvals................................................................97
   Section 6.5.  Financial Statements; Financial Condition; Undisclosed Liabilities; Projections.................98
   Section 6.6.  Litigation.....................................................................................100
   Section 6.7.  True and Complete Disclosure...................................................................100
   Section 6.8.  Use of Proceeds; Margin Regulations............................................................100
   Section 6.9.  Taxes..........................................................................................101
   Section 6.10.  Compliance With ERISA.........................................................................102
   Section 6.11.  Security Documents............................................................................102
   Section 6.12.  Documents.....................................................................................103
   Section 6.13.  Ownership of Property.........................................................................104
   Section 6.14.  Capitalization................................................................................104
   Section 6.15.  Subsidiaries..................................................................................104
   Section 6.16.  Compliance With Law, Etc......................................................................105
   Section 6.17.  Investment Company Act........................................................................105
   Section 6.18.  Public Utility Holding Company Act............................................................105
   Section 6.19.  Environmental Matters.........................................................................106
   Section 6.20.  Labor Relations...............................................................................106
   Section 6.21.  Intellectual Property, Licenses, Franchises and Formulas......................................107
   Section 6.22.  Certain Fees..................................................................................107
   Section 6.23.  Transactions..................................................................................107
   Section 6.24.  Subordination.................................................................................107

ARTICLE VII
AFFIRMATIVE COVENANTS...........................................................................................108
   Section 7.1.  Financial Statements...........................................................................108
   Section 7.2.  Certificates; Other Information................................................................109
   Section 7.3.  Notices........................................................................................110
   Section 7.4.  Conduct of Business and Maintenance of Existence...............................................111
   Section 7.5.  Payment of Obligations.........................................................................111
   Section 7.6.  Inspection of Property, Books and Records......................................................112
   Section 7.7.  ERISA..........................................................................................112
   Section 7.8.  Maintenance of Property, Insurance.............................................................114
   Section 7.9.  Environmental Laws.............................................................................114
   Section 7.10. Interest Rate Protection.......................................................................115
   Section 7.11. Use of Proceeds................................................................................115
   Section 7.12. Additional Security; Further Assurances........................................................115
   Section 7.13. End of Fiscal Years; Fiscal Quarters...........................................................117
   Section 7.14. Y2K............................................................................................117
   Section 7.15. Intentionally Omitted..........................................................................117

   Section 7.16.  Ownership of Subsidiaries.....................................................................117
   Section 7.17.  Intentionally Omitted.........................................................................117
   Section 7.18.  Waiver to Existing Turnkey Agreements.........................................................117

ARTICLE VIII
NEGATIVE COVENANTS..............................................................................................117
   Section 8.1.  Liens..........................................................................................118
   Section 8.2.  Indebtedness...................................................................................119
   Section 8.3.  Guaranties.....................................................................................121
   Section 8.4.  Consolidation, Merger, Purchase or Sale of Assets, etc.........................................122
   Section 8.5.  Dividends or Other Distributions...............................................................124
   Section 8.6.  Limitation on Certain Restrictions on Subsidiaries.............................................126
   Section 8.7.  Issuance of Capital Stock......................................................................126
   Section 8.8.  Loans and Investments..........................................................................127
   Section 8.9.  Transactions with Affiliates...................................................................128
   Section 8.10.  Sale-Leasebacks...............................................................................129
   Section 8.11.  Intentionally Omitted.........................................................................129
   Section 8.12.  Lines of Business.............................................................................129
   Section 8.13.  Fiscal Year...................................................................................129
   Section 8.14.  Limitation on Voluntary Payments and Certain Modifications....................................129
   Section 8.15.  Accounting Changes............................................................................130
   Section 8.16.  Limitation on Creation of Subsidiaries........................................................130
   Section 8.17.  Powers of Attorney............................................................................130

ARTICLE IX
FINANCIAL COVENANTS.............................................................................................131
   Section 9.1.  Capital Expenditures...........................................................................131
   Section 9.2.  Interest Coverage Ratio........................................................................132
   Section 9.3.  Leverage Ratio.................................................................................132
   Section 9.4.  Adjusted Fixed Charge Coverage Ratio...........................................................133
   Section 9.5.  Maintenance of Consolidated Net Worth..........................................................134

ARTICLE X
EVENTS OF DEFAULT...............................................................................................134
   Section 10.1.  Events of Default.............................................................................134
   Section 10.2.  Rights Not Exclusive..........................................................................137

ARTICLE XI
THE AGENT.......................................................................................................138
   Section 11.1.  Appointment...................................................................................138
   Section 11.2.  Nature of Duties..............................................................................138
   Section 11.3.  Exculpation, Rights Etc.......................................................................138
   Section 11.4.  Reliance......................................................................................139
   Section 11.5.  Indemnification...............................................................................139
   Section 11.6.  Agent In Its Individual Capacity..............................................................139
   Section 11.7.  Notice of Default.............................................................................140
   Section 11.8.  Holders of Obligations........................................................................140

   Section 11.9.  Resignation by Agent..........................................................................140
   Section 11.10.  Other Titles.................................................................................141

ARTICLE XII
MISCELLANEOUS...................................................................................................141
   Section 12.1.  No Waiver; Modifications in Writing...........................................................141
   Section 12.2.  Further Assurances............................................................................143
   Section 12.3.  Notices, Etc..................................................................................143
   Section 12.4.  Costs, Expenses and Taxes; Indemnification....................................................143
   Section 12.5.  Confirmations.................................................................................145
   Section 12.6.  Adjustment; Setoff............................................................................146
   Section 12.7.  Execution in Counterparts.....................................................................147
   Section 12.8.  Binding Effect; Assignment; Addition and Substitution of Lenders..............................147
   Section 12.9.  CONSENT TO JURISDICTION; MUTUAL WAIVER OR JURY TRIAL..........................................150
   Section 12.10.  GOVERNING LAW................................................................................151
   Section 12.11.  Severability of Provisions...................................................................151
   Section 12.12.  Registry.....................................................................................151
   Section 12.13.  Headings.....................................................................................152
   Section 12.14.  Termination of Agreement.....................................................................152
   Section 12.15.  Confidentiality..............................................................................152
   Section 12.16.  Concerning the Collateral and the Loan Documents.............................................153
   Section 12.17.  Modifications Regarding Term C Loan..........................................................155
   Section 12.18.  Hattech, Inc. Acquisition Consent and Waiver.................................................156

Exhibits

Exhibit 1.1(a)             Form of Rollover Letter of Credit
Exhibit 2.1(c)             Form of Swing Line Loan Participation Certificate
Exhibit 2.2(a)(1)          Form of Term A Note
Exhibit 2.2(a)(2)          Form of Term B Note
Exhibit 2.2(a)(3)          Form of Revolving Note
Exhibit 2.2(a)(4)          Form of Swing Line Note
Exhibit 2.2(a)(5)          Form of Term C Note
Exhibit 2.5                Form of Notice of Borrowing
Exhibit 2.6                Form of Notice of Conversion or Continuation
Exhibit 2.9                Form of Letter of Credit Request
Exhibit 4.7(d)             Form of Section 4.7(d)(ii) Certificate
Exhibit 5.1(b)             Form of Security Agreement
Exhibit 5.1(b)(v)          Form of Perfection Certificate
Exhibit 5.1(c)             Form of Pledge Agreement
Exhibit 5.1(d)             Form of Control Agreement
Exhibit 5.1(e)(1)          Form of Holdings Guaranty
Exhibit 5.1(e)(2)          Form of Subsidiary Guaranty
Exhibit 5.1(f)             Form of Collateral Assignment of Leases
Exhibit 5.1(i)             Form of Officer's Certificate
Exhibit 5.1(j)             Form of Secretary's Certificate
Exhibit 5.1(r)             Form of Appointment of Agent

Exhibit 5.1(aa)            Form of Solvency Certificate
Exhibit 5.4(b)             Form of Reaffirmation of Guaranty
Exhibit 7.2(b)             Form of Officer's Certificate Pursuant to Section 7.2(b)
Exhibit 12.8(c)            Form of Assignment and Assumption Agreement

                                   SCHEDULES

Schedule 1.1(a)            Commitments
Schedule 1.1(b)            Rollover Letters of Credit
Schedule 1.1(c)            Term C Commitments
Schedule 6.3               Approvals and Consents
Schedule 6.5(a)            Pro Forma Balance Sheet
Schedule 6.5(c)            Undisclosed Liabilities
Schedule 6.5(d)            Indebtedness
Schedule 6.9               Tax Status
Schedule 6.11(c)           Real Property
Schedule 6.12              Waivers
Schedule 6.14              Capitalization
Schedule 6.15              Capitalization of Subsidiaries
Schedule 6.19              Environmental
Schedule 6.22              Certain Fees
Schedule 7.8               Insurance
Schedule 8.1(c)            Existing Liens
Schedule 8.2(n)            Existing Earn-Out Obligations
Schedule 8.3               Guaranties
Schedule 8.6(a)            Existing Restrictions on Subsidiaries
Schedule 8.8               Existing Investments
Schedule 12.3              Notice Addresses

                     AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of ____ __, 2000, is made by and among NATG HOLDINGS, LLC, a Delaware limited liability company ("NATG"), both individually and as successor by merger to LISN, LLC, a Delaware limited liability company ("LISN") as a result of the LISN Mergers, ORIUS CORP., a Florida corporation ("Holdings"), the undersigned financial institutions, including Bankers Trust Company, in their capacities as lenders hereunder (collectively, the "Lenders," and each individually, a "Lender"), and Bankers Trust Company, as administrative agent ("Agent") for the Lenders.

                                  WITNESSETH:

         WHEREAS, Borrower, Agent and certain financial institutions (the "Existing Lenders") have entered into that certain Credit Agreement dated as of December 15, 1999 (the "Existing Credit Agreement"), whereunder the Existing Lenders agreed to: (i) make term loans with a letter of credit subfacility to Borrower in the aggregate principal amount of $75,000,000 maturing on December 15, 2004, (ii) make term loans to Borrower in the aggregate principal amount of $200,000,000 maturing on December 15, 2006, and (iii) provide a revolving credit facility to Borrower in an initial aggregate amount not to exceed $100,000,000 at any time outstanding and maturing on December 15, 2004, and accessible before December 15, 2001 in an aggregate principal amount not to exceed $75,000,000 at any time outstanding to fund Permitted Acquisitions;

         WHEREAS, the proceeds of the term loans and the revolving credit facilities made or issued under the Existing Credit Agreement were used by Borrower to repay all outstanding indebtedness and obligations under the Prior Credit Agreements, to finance the Reorganization, to finance Permitted Acquisitions and to pay related fees and expenses in connection herewith and therewith, and for working capital and capital expenditures, and for other general corporate purposes;

         WHEREAS, Borrower has requested the Term C Lenders to make Term C Loans to Borrower in the aggregate principal amount of $60,000,000, subject to certain restrictions set forth herein, the proceeds of which Term C Loans will be used by Borrower on the Restatement Date to repay outstanding Revolving Loans and to pay certain fees and expenses incurred in connection herewith, subject to the terms and conditions set forth herein;

         WHEREAS, the Existing Lenders are willing to continue to make term loans and to continue to extend commitments to continue to make revolving credit loans and the Term C Lenders are willing to make the Term C Loans to Borrower, in each case for the respective purposes specified above and only on the terms and subject to the conditions set forth herein;

         WHEREAS, Borrower, the Existing Lenders, the Term C Lenders and Agent now desire to amend and restate the Existing Credit Agreement to, among other things, set forth the terms and conditions under which the Term C Lenders hereafter will make the Term C Loans to Borrower and to restate the Existing Credit Agreement to reflect the amendments thereto; and

         WHEREAS, this Agreement shall become effective upon the date (the "Restatement Date") on which (i) this Agreement has been duly executed by Borrower, Agent, the Required Lenders (as defined in the Existing Credit Agreement), the Majority Lenders of the Revolving Facility (as defined in the Existing Credit Agreement), the Majority Lenders of the Term A Facility (as defined in the Existing Credit Agreement), the Majority Lenders of the Term B Facility (as defined in the Existing Credit Agreement) and the Term C Lenders and (ii) Borrower has satisfied all of the conditions precedent more particularly set forth in Section 5.4 (but in the event such conditions have not been satisfied or waived on or before July 15, 2000, this Agreement shall be of no force or effect and the Existing Credit Agreement shall continue in full force and effect).

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

         Section 1.1. Definitions. As used herein, and unless the context requires a different meaning, the following terms have the meanings indicated:

         "Acquisition Commitment Period" means the period from and including the date hereof to but not including the Acquisition Revolver Conversion Date.

         "Acquisition Consideration" is defined in Section 8.4(k).

         "Acquisition Loan" is defined in Section 2.1(b).

         "Acquisition Percentage" means, as of any date of determination, expressed as a percentage, (i) the aggregate principal amount of outstanding Acquisition Term Loans divided by (ii) the aggregate principal amount of all outstanding Term Loans.

         "Acquisition Revolver Conversion Date" means December 15, 2001 or such earlier date as the Revolving Commitments shall have been terminated or otherwise reduced to $0 pursuant to this Agreement.

         "Acquisition Revolving Loan" means any Revolving Loan incurred by Borrower to finance a Permitted Acquisition.

         "Acquisition Revolving Sublimit" means, at any time, $75,000,000.

         "Acquisition Term Loan" and "Acquisition Term Loans" are defined in
Section 2.1(b).

         "Additional Collateral" is defined in Section 7.12(a).

         "Additional Security Documents" means all mortgages, pledge agreements, security agreements and other security documents entered into pursuant to Section 7.12 with respect to Additional Collateral.

         "Adjusted Fixed Charge Coverage Ratio" means, for any period, the ratio of (i) the sum of (A) Consolidated EBITDA for such period minus (B) the aggregate amount of Capital Expenditures (excluding Capital Expenditures made with the Borrower's Portion of Excess Cash Flow pursuant to Section 9.1(b)(ii) and Capital Expenditures made pursuant to Sections 9.1(c)(i)-(vi)) made by Holdings and its Subsidiaries during such period to (ii) the sum of (A) Consolidated Interest Expense for such period plus (B) the aggregate amount of Scheduled Term Repayments (after giving effect to any mandatory repayments under Sections 4.4(c)-(h)) and the aggregate amount of principal payments made with respect to any Seller Subordinated Notes, in each case made by Holdings and its Subsidiaries during such period.

         "Adjusted Working Capital" means the difference between (i) Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) and (ii) Consolidated Current Liabilities excluding from Consolidated Current Liabilities all short-term borrowings, the current portion of long-term indebtedness and the current portion of Capitalized Lease Obligations.

         "Affiliate" means, with respect to any Person, any other Person (including, for purposes of Section 8.9 only, all directors and officers of such Person) or group acting in concert in respect of the Person in question that, directly or indirectly, controls (including but not limited to all directors and officers of such Person) or is controlled by or is under common control with such Person provided that neither BT nor any Lender, nor any Affiliate of BT or any Lender, shall be deemed to be an Affiliate of Borrower. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person or group of Persons, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. For purposes of this definition, a Person (and any director and officer thereof) shall be deemed to control an entity if such Person possesses, directly or indirectly, the power to vote 10% or more of the securities or other equity interests having ordinary voting power for the election of directors (if a corporation) or to select the managing member, trustee or equivalent controlling interest.

         "Agent" is defined in the introduction to this Agreement and any successor Agent in such capacity.

         "Agreement" means this Amended and Restated Credit Agreement, as the same may at any time be amended, restated, supplemented or otherwise modified in accordance with the terms hereof and in effect.

         "Applicable Base Rate Margin" means at any date, (i) with respect to Acquisition Loans, Revolving Loans and Term A Loans, the applicable percentage set forth in the following table under the column Applicable Base Rate Margin opposite the Most Recent Ratio of Total

Debt to EBITDA as of such date, (ii) with respect to Term B Loans, 2.50%, and
(iii) with respect to Term C Loans, 2.75%:

            Most Recent Ratio of Total                       Applicable Base
                 Debt to EBITDA                                Rate Margin
      -------------------------------------                  ---------------
      Less than 1.25 to 1.00                                       .75%

      Equal to or greater than 1.25 to 1.00                       1.00%
      but less than 2.00 to 1.00

      Equal to or greater than 2.00 to 1.00                       1.25%
      but less than 2.75 to 1.00

      Equal to or greater than 2.75 to 1.00                       1.50%
      but less than 3.50 to 1.00

      Equal to or greater than 3.50 to 1.00                       1.75%
      but less than 4.25 to 1.00

      Greater than or equal to 4.25 to 1.00                       2.00%


         "Applicable Commitment Fee Percentage" means at any date, the applicable percentage set forth in the following table under the column Applicable Commitment Fee Percentage opposite the Most Recent Ratio of Total Debt to EBITDA as of such date:

            Most Recent Ratio of Total                     Applicable Commitment
                 Debt to EBITDA                               Fee Percentage
      -------------------------------------                ---------------------
      Less than 2.00 to 1.00                                      0.375%

      Greater than or equal to 2.00 to 1.00                       0.50%

         "Applicable Eurodollar Rate Margin" means at any date, (i) with respect to Acquisition Loans, Revolving Loans and Term A Loans, the applicable percentage set forth in the following table under the column Applicable Eurodollar Rate Margin opposite the Most Recent Ratio of Total Debt to EBITDA as of such date, (ii) with respect to Term B Loans, 3.50% and (iii) with respect to Term C Loans, 3.75%:

            Most Recent Ratio of Total                   Applicable Eurodollar Rate
                 Debt to EBITDA                                   Margin
      -----------------------------------------          --------------------------
      Less than 1.25 to 1.00                                      1.75%

      Equal to or greater than 1.25 to 1.00                       2.00%
      but less than 2.00 to 1.00

      Equal to or greater than 2.00 to 1.00                       2.25%
      but less than 2.75 to 1.00

      Equal to or greater than 2.75 to 1.00                       2.50%
      but less than 3.50 to 1.00

      Equal to or greater than 3.50 to 1.00                       2.75%
      but less than 4.25 to 1.00

      Greater than or equal to 4.25 to 1.00                       3.00%

         "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) of all or any part of an interest in shares of Capital Stock of a Subsidiary of Borrower (other than directors' qualifying shares), Investments, property or other assets (each referred to for the purposes of this definition as a "disposition") by Holdings or Borrower or any of their Subsidiaries; provided, however, that (i) any sale or transfer of inventory in the ordinary course of business and consistent with past practices of Borrower and its Subsidiaries,
(ii) any sale or other disposition of obsolete assets no longer used or useful in the business of Holdings or any of its Subsidiaries, (iii) any asset sale or series of related asset sales described above having a fair market value not in excess of $100,000, (iv) the liquidation of any Cash Equivalents and (v) the leasing or licensing of real or personal property (including Intellectual Property) in the ordinary course of business for periods not in excess of one
(1) year (subject to automatic renewals) shall, in each case, not be deemed an "Asset Disposition" for purposes of this Agreement.

         "Assignee" is defined in Section 12.8(c).

         "Assignment and Assumption Agreement" means an Assignment and Assumption Agreement substantially in the form of Exhibit 12.8(c) annexed hereto and made a part hereof made by any applicable Lender, as assignor, and such Lender's assignee in accordance with Section 12.8.

         "Attorney Costs" means all reasonable fees and disbursements of any law firm or other external counsel and the reasonable allocated cost of internal legal services, including all reasonable disbursements of internal counsel.

         "Available Revolving Commitment" means, as to any Revolving Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Revolving Commitment over (b) the sum of (i) the aggregate principal amount then outstanding of Acquisition Revolving Loans and Working Capital Loans made by such Lender and (ii) such Lender's Revolver Pro Rata Share of the LC Obligations and Swing Line Loans then outstanding.

         "Available Term A Commitment" means, as to any Term A Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Term A Commitment over (b) the sum of (i) the aggregate principal amount then outstanding of Term A Loans made by such Lender and (ii) such Lender's Term A Pro Rata Share of the Rollover LC Obligations then outstanding.

         "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy" as from time to time amended, including the rules and regulations promulgated thereunder, or any successor statute and the rules and regulations promulgated thereunder.

         "Base Rate" means the greater of (i) the rate most recently announced by BT at its principal office as its "prime rate", which is not necessarily the lowest rate made available by BT or (ii) the Federal Funds Rate plus 1/2 of 1% per annum. The "prime rate" announced by BT is evidenced by the recording thereof after its announcement in such internal publication or publications as BT may designate. Any change in the interest rate resulting from a change in such "prime rate" announced by BT shall become effective without prior notice to Borrower as of 12:01 A.M. (New York City time) on the Business Day on which each change in such "prime rate" is announced by BT. BT may make commercial or other loans to others at rates of interest at, above or below its "prime rate".

         "Base Rate Loan" means any Loan which bears interest at a rate determined with reference to the Base Rate.

         "Benefited Lender" is defined in Section 12.6(a).

         "Board" means the Board of Governors of the Federal Reserve System.

         "Borrower" means NATG, both individually and as successor by merger to LISN.

         "Borrower's Portion of Excess Cash Flow" means, at any date of determination, the cumulative amount (whether positive or negative) of Excess Cash Flow for each full Fiscal Year of Holdings commencing on or after January 1, 2000 and ending prior to the date of determination that (i) was not or is not required to be applied to the prepayment of Loans or the reduction of Commitments, in each case as described in Sections 4.2, 4.4 and 4.5, and (ii) has not been utilized on or prior to the date of determination (A) to make interest payments and pay related dividends pursuant to clause (iii) of the proviso in Section 8.5(c) or (B) to make Capital Expenditures pursuant to
Section 9.1(b)(ii).

         "Borrowing" means a group of Loans of a single Type made by the Lenders or the Swing Line Lender, as appropriate on a single date and in the case of Eurodollar Loans, as to which a single Interest Period is in effect, provided that Base Rate Loans or Eurodollar Loans incurred pursuant to Section
3.7 shall be considered part of any related Borrowing of Eurodollar Loans.

         "Bridge Conversion Date" means the earlier of (i) the repayment in full of the Bridge Loan Notes and the termination of the Bridge Loan Agreement, and (ii) the "Conversion Date" as such term is defined in the Bridge Loan Agreement.

         "Bridge Loan Agreement" means that certain Senior Subordinated Loan Agreement (including the Exhibits thereto) by and among Holdings, NATG, LISN, various financial institutions from time to time party thereto, Bankers Trust Company, as Administrative Agent, and NationsBridge, L.L.C., as Syndication Agent, as the same may at any time be amended, supplemented, restated or otherwise modified (including, without limitation, through the execution and delivery of the "Senior Subordinated Indenture" as such term is defined in the Bridge Loan Agreement) in accordance with the terms hereof and in effect from time to time.

         "Bridge Loan Documents" means the Bridge Loan Agreement, the Bridge Loan Notes, the Bridge Loan Guaranties and all other agreements, instruments and documents executed in connection therewith, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder.

         "Bridge Loan Guaranties" means, collectively, the Holdings Guaranty (as such term is defined in the Bridge Loan Agreement) and the Subsidiary Guaranty (as such term is defined in the Bridge Loan Agreement), in each case as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder.

         "Bridge Loan Notes" means each promissory note issued pursuant to the Bridge Loan Agreement, including, without limitation, each Bridge Note, each Term Note and each Subsequent Loan Note, as each such term is defined in the Bridge Loan Agreement, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder.

         "BT" means Bankers Trust Company, a New York banking corporation, and its successors.

         "Business Day" means (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any other day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close and
(ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the interbank Eurodollar market.

         "Capital Expenditures" means, without duplication, with respect to any Person, any amounts expended, incurred or obligated to be expended during or in respect of a period for any purchase or other acquisition for value of any asset that should be classified on a consolidated balance sheet of such Person prepared in accordance with GAAP as a fixed or capital asset (including capitalized costs in respect of Intellectual Property) including, without limitation, the direct or indirect acquisition of such assets or improvements by way of increased product or service charges, offset items or otherwise, and shall include Capitalized Lease Obligations.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock (including each class of common and preferred stock), partnership interests, membership interests or other equivalent interests and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options exchangeable for or convertible into such capital stock or other interests.

         "Capitalized Lease" means, at the time any determination thereof is to be made, any lease of property, real or personal, in respect of which the present value of the minimum rental commitment is capitalized on the balance sheet of the lessee in accordance with GAAP.

         "Capitalized Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease which would at such time be so required to be capitalized on the balance sheet of the lessee in accordance with GAAP.

         "Cash" means money, currency or the available credit balance in Dollars in a Deposit Account.

         "Cash Equivalents" means (i) any evidence of indebtedness, maturing not more than one year after the date of issue, issued by the United States of America or any instrumentality or agency thereof, the principal, interest and premium, if any, of which is guaranteed fully by, or backed by the full faith and credit of, the United States of America, (ii)

Dollar denominated time deposits, certificates of deposit and bankers acceptances maturing not more than one year after the date of purchase, issued by (x) any Lender or (y) a commercial banking institution having, or which is the principal banking subsidiary of a bank holding company having, combined capital and surplus and undivided profits of not less than $200,000,000 and a commercial paper rating of "P-1" (or higher) according to Moody's, "A-1" (or higher) according to S&P or the equivalent rating by any other nationally recognized rating agency (any such bank, an "Approved Bank"), or (z) a non-United States commercial banking institution which is either currently ranked among the 100 largest banks in the world (by assets, according to the American Banker), has combined capital and surplus and undivided profits of not less than $500,000,000 or whose commercial paper (or the commercial paper of such bank's holding company) has a rating of "P-1" (or higher) according to Moody's, "A-1" (or higher) according to S&P or the equivalent rating by any other nationally recognized rating agency, (iii) commercial paper, maturing not more than 270 days after the date of purchase, issued or guaranteed by a corporation (other than Borrower or any Subsidiary of Borrower or any of their respective Affiliates) organized and existing under the laws of any state within the United States of America with a rating, at the time as of which any determination thereof is to be made, of "P-1" (or higher) according to Moody's, or "A-1" (or higher) according to S&P, (iv) demand deposits with any bank or trust company maintained in the ordinary course of business, (v) repurchase or reverse repurchase agreements covering obligations of the type specified in clause (i) with a term of not more than seven days with any Approved Bank and
(vi) shares of any money market mutual fund rated at least AAA or the equivalent thereof by S&P or at least AAA or the equivalent thereof by Moody's, including, without limitation, any such mutual fund managed or advised by any Lender or Agent.

         "Change of Control" means (i) the sale, lease or transfer of all or substantially all of Holdings' or Borrower's assets to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act), (ii) the liquidation or dissolution of Holdings or Borrower, (iii) prior to a Qualified IPO of Holdings Common Stock, (A) WSP ceases to beneficially own (and have the exclusive power to vote with respect to), directly or indirectly, at least 35% of the outstanding Voting Securities of Holdings entitled (without regard to the occurrence of any contingency) to vote (including, without limitation, pursuant to any valid and enforceable stockholders or other voting agreement) for the election of a majority of the members of the board of directors of Holdings, and in any event sufficient to direct or cause the direction of the management and policies of Holdings, (B) the nominees of WSP shall at any time fail or cease to constitute a majority of the members of the board of directors of Holdings or (C) any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than the Permitted Holders) shall at any time become the owner, directly or indirectly, beneficially or of record, of shares representing more than the aggregate number of shares of outstanding Voting Securities of Holdings owned beneficially and of record by WSP, (iv) after a Qualified IPO of Holdings Common Stock, (A) any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than the Permitted Holders) shall at any time become the owner, directly or indirectly, beneficially or of record, of shares representing more than (x) 20% of the outstanding Voting Securities of Holdings or (y) the aggregate number of shares of outstanding Voting Securities of Holdings owned beneficially and of record by WSP, or (B) the replacement of a majority of the directors on the board of directors of Holdings over a two-year period from the directors who constituted the board of directors of Holdings at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the board of directors of Holdings then still in office who either were members of such board of directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved, (v) Holdings ceases to beneficially own (and have the exclusive power to vote with respect to) all of the issued and outstanding Capital Stock of NATG, free and clear of all Liens other than Liens in favor of the Collateral Agent or (vi) a "Change of Control" (or other similarly used defined term) under and as defined in any of the Junior Subordinated Notes, the Seller Subordinated Notes or the Senior Subordinated Documents.

         "Code" means the Internal Revenue Code of 1986, as from time to time amended, including the regulations proposed or promulgated thereunder, or any successor statute and the regulations proposed or promulgated thereunder.

         "Collateral" means all "Collateral" as defined in each of the Security Documents.

         "Collateral Account" is defined in Section 4.4(a).

         "Collateral Agent" means the Agent acting as collateral agent for the Secured Creditors.

         "Collateral Assignment of Leases" is defined in Section 5.1(f).

         "Commercial Letter of Credit" means any letter of credit or similar instrument payable on a sight basis issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by Borrower or any Subsidiary in the ordinary course of business.

         "Commitment" means, with respect to each Lender, the aggregate of the Revolving Commitment, the Term A Commitment, the Term B Commitment and the Term C Commitment of such Lender and "Commitments" means such commitments of all of the Lenders collectively.

         "Commitment Fee" is defined in Section 3.2(a).

         "Commitment Period" means, the period from and including the date hereof to but not including the Revolver Termination Date or, in the case of the Swing Line Commitment, five (5) Business Days prior to the Revolver Termination Date.

         "Consolidated Current Assets" means, with respect to any Person, as at the time any determination thereof is to be made, the amount, without duplication, that is classified on a consolidated balance sheet of such Person and its Subsidiaries as the consolidated current assets of such Person and its Subsidiaries in accordance with GAAP.

         "Consolidated Current Liabilities" means, with respect to any Person, as at the time any determination thereof is to be made, all Indebtedness of such Person and its Subsidiaries, without duplication, that is classified as consolidated current liabilities on a consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.

         "Consolidated EBITDA" means, for any applicable period, the Consolidated Net Income or Consolidated Net Loss of Holdings and its Subsidiaries (or of any business or Person to be acquired in any Permitted Acquisition for purposes of determining Consolidated EBITDA on a pro forma basis pursuant to Section 8.4(k)) for such period, plus, to the extent deducted in determining the foregoing, (i) Consolidated Interest Expense for such period, (ii) the provision for taxes based on income and foreign withholding taxes for such period, (iii) depreciation expense for such period, (iv) amortization expense for such period, minus (or plus) any non-cash non-operating income (or loss) for such period to the extent included in Consolidated Net Income or Consolidated Net Loss, and excluding any gain or loss recognized in determining Consolidated Net Income or Consolidated Net Loss for such period in respect of post-retirement benefits as a result of the application of FASB 106 and any foreign currency translation adjustments as a result of the application of FASB 52. For purposes of computing Consolidated Net Income or Consolidated Net Loss in determining Consolidated EBITDA of Holdings and its Subsidiaries, there shall be excluded from the computation thereof, without duplication and to the extent not otherwise excluded from the computation thereof, (i) non-recurring fees and expenses incurred in connection with the consummation of the Transactions (other than the issuance of the Senior Subordinated Notes) in an aggregate amount not to exceed $16,000,000,
(ii) non-recurring fees and expenses incurred in connection with the issuance of the Senior Subordinated Notes in an aggregate amount not to exceed $7,000,000 and (iii) non-recurring fees and expenses incurred in connection with the consummation of any Permitted Acquisition in an aggregate amount not to exceed five percent (5.0%) of the total Acquisition Consideration for such Permitted Acquisition. In addition, for purposes of computing Consolidated EBITDA for any four-quarter period ending on or prior to December 31, 2000, Consolidated EBITDA for any period prior to the Original Closing Date shall be calculated on a pro forma basis assuming the consummation of the Transactions as of the first day of such four-quarter period. Solely for purposes of computing the Leverage Ratio, the Adjusted Fixed Charge Coverage Ratio, the Interest Coverage Ratio and the Most Recent Ratio of Total Debt to EBITDA for any applicable period, Consolidated EBITDA shall be calculated on a pro forma basis with respect to any Permitted Acquisition effected during such period assuming the consummation of such Permitted Acquisition as of the first day of such period, and taking into account the same Pro Forma Adjustments used for determining Consolidated EBITDA on a pro forma basis pursuant to Section 8.4(k) with respect to such Permitted Acquisition.

         "Consolidated Interest Expense" means for any Person, for any period, the sum of total interest expense (including that attributable to Capitalized Leases in accordance with GAAP) of such Person and its Subsidiaries (net of interest income paid in cash) on a consolidated basis with respect to all outstanding Indebtedness of such Person and its Subsidiaries, including, without limitation, the net costs associated with Interest Rate Agreements and all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, but excluding, however, any prepayment premiums or amortization of original issue discount, all as determined on a consolidated basis for such Person and its consolidated Subsidiaries in accordance with GAAP; provided, however, that solely for purposes of calculating the Adjusted Fixed Charge Coverage Ratio and the Interest Coverage Ratio under this Agreement, Consolidated Interest Expense shall (i) exclude any accrued interest on Indebtedness not paid in cash in accordance with the terms, including subordination terms, of such Indebtedness (including, without limitation, any PIK Interest), (ii) include any actual cash payments when made (except cash interest payments described in clause

(iii) below) with respect to any accrued and unpaid interest (including, without limitation, any PIK Interest) that have previously been excluded from Consolidated Interest Expense pursuant to clause (i) above and (iii) exclude the first interest payment made on the Junior Subordinated Notes pursuant to
Section 1(b) of the Junior Subordinated Notes made after the fifth anniversary of the issuance date thereof as permitted hereunder. For purposes of computing Consolidated Interest Expense for any four-quarter period ending on or prior to December 31, 2000, Consolidated Interest Expense shall be calculated on a pro forma basis assuming the consummation of the Transactions as of the first day of such four-quarter period.

         "Consolidated Net Income" and "Consolidated Net Loss" mean, respectively, with respect to any period, the aggregate of the net income
(loss) of the Person in question for such period, determined in accordance with GAAP on a consolidated basis, provided that (i) the net income (loss) of any Person which is not a consolidated Subsidiary shall be included only to the extent of the amount of cash dividends or distributions paid to the Person in question or to a consolidated Subsidiary of such Person and (ii) except for determinations of net income (loss) to be made on a pro forma basis (A) in connection with a Permitted Acquisition pursuant to Section 8.4(k) or (B) pursuant to either of the last two sentences appearing in the definition of "Consolidated EBITDA", the net income (loss) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries or that Person's assets are acquired by Borrower or any of its Subsidiaries shall be excluded.

         "Consolidated Net Worth" of a Person means, without duplication, the sum of (i) total stockholders' equity (excluding treasury stock), plus (ii) the aggregate outstanding principal amount (including accrued and unpaid interest) of Junior Subordinated Notes, minus (iii) the stated value of any Investment (other than Investments of such Person in readily marketable securities and other than Investments in any Person which is not subject to any restriction or encumbrance (other than applicable law) on the ability to pay dividends or make distributions) which such Person or any consolidated Subsidiary of such Person has in any entity which is not a Subsidiary of such Person, as determined from a consolidated balance sheet of such Person and its consolidated Subsidiaries prepared in accordance with GAAP.

         "Contractual Obligation" means, as to any Person, any provision of any Securities issued by such Person or of any indenture or credit agreement or any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or to which it may be subject.

         "Control Agreement" is defined in Section 5.1(d).

         "Credit Event" means, collectively, the making of any Loan or the issuance of any Letter of Credit.

         "Credit Exposure" is defined in Section 12.8(b).

         "Credit Party" means Borrower, Holdings, each Subsidiary Guarantor and any guarantor which may hereafter enter into a guarantee agreement with respect to the Obligations.

         "Customary Permitted Liens" means for any Person:

              (i) Liens for taxes not yet due and payable or which are being contested in good faith by appropriate proceedings diligently pursued, provided that (A) any proceedings commenced for the enforcement of such Liens shall have been stayed or suspended within 30 days of the commencement thereof and (B) provision for the payment of all such taxes known to such Person has been made on the books of such Person to the extent required by GAAP;

              (ii) mechanics', processor's, materialmen's, carriers', warehousemen's, landlord's and similar Liens (including statutory and common law landlords' liens under leases to which any Credit Party or any Subsidiary is a party) arising in the ordinary course of business and securing obligations of such Person that are not overdue for a period of more than 90 days or are being contested in good faith by appropriate proceedings diligently pursued, provided that (A) any proceedings commenced for the enforcement of such Liens shall have been stayed or suspended within 30 days of the commencement thereof and (B) provision for the payment of such Liens has been made on the books of such Person to the extent required by GAAP;

              (iii) Liens arising in connection with worker's compensation, unemployment insurance, old age pensions and social security benefits which are not overdue or are being contested in good faith by appropriate proceedings diligently pursued, provided that (A) any proceedings commenced for the enforcement of such Liens shall have been stayed or suspended within 30 days of the commencement thereof and (B) provision for the payment of such Liens has been made on the books of such Person to the extent required by GAAP;

              (iv) Liens (A) incurred or deposits made in the ordinary course of business to secure the performance of bids, tenders, statutory obligations, fee and expense arrangements with trustees and fiscal agents (exclusive of obligations incurred in connection with the borrowing of money or the payment of the deferred purchase price of property) and (B) securing surety, indemnity, performance, appeal and release bonds, provided that (x) full provision for the payment of all such obligations has been made on the books of such Person to the extent required by GAAP and (y) the aggregate amount of all such obligations does not exceed $1,000,000 at any time outstanding;

              (v) Permitted Real Property Encumbrances;

              (vi) attachment, judgment or other similar Liens arising in connection with court or arbitration proceedings involving individually and in the aggregate liability (to the extent not paid or covered by a reputable insurance company which has accepted liability in writing) of $1,000,000 or less at any one time, provided the same are discharged, or that execution or enforcement thereof is stayed pending appeal, within 30 days or, in the case of any stay of execution or enforcement pending appeal, within such lesser time during which such appeal may be taken;

              (vii) leases or subleases granted to others not interfering in any material respect with the business of any Credit Party or any of its Subsidiaries and any interest or title of a lessor under any lease (whether a Capitalized Lease or an Operating Lease) permitted by this Agreement or the Security Documents;

              (viii) customary rights of set off, revocation, refund or chargeback under deposit agreements or under the UCC of banks or other financial institutions where Borrower maintains deposits in the ordinary course of business permitted by this Agreement;

              (ix) Liens upon real and/or tangible personal property, acquired by purchase, construction or otherwise by a Person, each of which Liens was created solely for the purpose of securing Indebtedness representing, or incurred to finance, the cost (including the cost of construction) of the property (hereinafter referred to as "Purchase Money Liens"); provided that:

                  (a) no such Purchase Money Lien shall extend to or cover any property of such Person other than the respective property so acquired and improvements thereon;

                  (b) the principal amount of the Indebtedness secured by any such Purchase Money Lien shall at no time exceed 100% of the fair value (as reasonably determined in good faith by a Responsible Officer of such Person) of the respective property at the time it was so acquired; and

                  (c) the aggregate principal amount of the Indebtedness secured by all Purchase Money Liens, taken together with the aggregate principal amount of Indebtedness consisting of Capitalized Lease Obligations, shall not exceed the aggregate amount of Purchase Money Indebtedness permitted from time to time under Section 8.2(i), or, if assumed in connection with any Permitted Acquisition pursuant to
         Section 8.2(m), shall not exceed the aggregate amount of Indebtedness permitted from time to time under Section 8.2(m) (provided that any excess may be permitted under Section 8.2(i) to the extent available thereunder);

              (x) Liens on accounts receivables for which attempts at collection have been undertaken by a third party authorized by the Person owning such accounts receivable;

              (xi) Liens arising from precautionary UCC financing statements regarding Operating Leases permitted by this Agreement;

              (xii) Liens arising from the granting of a license to any Person in the ordinary course of business of any Credit Party and its Subsidiaries;

              (xiii) Liens attaching solely to cash earnest money deposits made by Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement entered into by it in connection with a Permitted Acquisition;

              (xiv) Liens deemed to exist in connection with repurchase agreements and other similar Investments to the extent such Investments are permitted under Section 8.8; and

              (xv) Liens arising by operation of law on insurance policies and proceeds thereof to secure premiums thereunder.

         "Default Rate" means a variable rate per annum which shall be two percent (2%) per annum plus either (i) the then applicable interest rate hereunder in respect of the amount on which the Default Rate is being assessed or (ii) if there is no such applicable interest rate, the Base Rate plus the Applicable Base Rate Margin, but in no event in excess of that permitted by applicable law.

         "Defaulting Lender" means any Lender with respect to which a Lender Default is in effect.

         "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

         "Designated Asset Disposition" means any Asset Disposition relating to any assets or Capital Stock acquired in any Permitted Acquisition which are identified by Borrower in reasonable detail in a written notice delivered to Agent at the time of delivery of the officer's certificate relating to such Permitted Acquisition pursuant to Section 8.4(k) as being assets or Capital Stock that Borrower intends to sell or otherwise dispose of following such Permitted Acquisition.

         "Documents" means the Loan Documents and the Transaction Documents.

         "Dollar" and "$" means lawful money of the United States of America.

         "Domestic Subsidiary" means any Subsidiary of Borrower that is incorporated under the laws of any State of the U.S., the District of Columbia or any territory or possession of the U.S.

         "Eligible Assignee" means (i) a commercial bank, investment company, financial institution, financial company, fund (whether a corporation, partnership, trust or other entity), insurance company or other "accredited investor" (as defined in Regulation D of the Securities Act), (ii) any Lender party to this Agreement, and (iii) any other Person approved by Agent and, in the absence of an Unmatured Event of Default or Event of Default, Borrower, such approval not to be unreasonably withheld; provided, however, that an Affiliate of Holdings shall not qualify as an Eligible Assignee.

         "Employee Benefit Plan" means an "employee benefit plan" as defined in
Section 3(3) of ERISA, which is or has been established or maintained, or to which contributions are or have been made, by Borrower or any of its ERISA Affiliates, any Subsidiary of Borrower or ERISA Affiliate of such Subsidiary.

         "Environmental Claim" means any notice of violation, claim, suit, demand, abatement order or other order or direction (conditional or otherwise) by any Governmental Authority or any Person for any damage, personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, human health, or natural resources, or for fines, penalties, restrictions or injunctive relief, resulting from or based upon (a) the occurrence or existence of a Release or threatened Release (whether sudden or non-sudden or accidental or non-accidental) of, or exposure to, any Hazardous Material in, into or onto the environment at, in, by, from or related to any real estate owned, leased or operated at any time by Borrower or any of its Subsidiaries (the "Premises"),
(b) the use, handling, generation, transportation, storage, treatment or disposal of Hazardous Materials in connection with the operation of any Premises, or (c) the violation, or alleged violation, of any Environmental Laws.

         "Environmental Laws" means any and all applicable foreign, federal, state or local laws, statutes, ordinances, codes, rules, regulations, orders, decrees, judgements, directives and cleanup or action standards, levels or objectives imposing liability or standards of conduct for or relating to the protection of health, safety or the environment, including, but not limited to, the following statutes as now written and hereafter amended: the Water Pollution Control Act, as codified in 33 U.S.C. Section 1251 et seq., the Clean Air Act, as codified in 42 U.S.C. Section 7401 et seq., the Toxic Substances Control
Act, as codified in 15 U.S.C. Section 2601 et seq., the Solid Waste Disposal Act, as codified in 42 U.S.C. Section 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act, as codified in 42 U.S.C.
Section 9601 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, as codified in 42 U.S.C. Section 11001 et seq., and the Safe Drinking Water Act, as codified in 42 U.S.C. Section 300f et seq., and any related regulations, as well as all state and local equivalents.

         "Environmental Lien" means a Lien in favor of any Governmental Authority for (i) any liability under foreign, federal, state or local Environmental Laws or regulations, or (ii) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of any Hazardous Material into the environment.

         "Environmental Permits" means any and all permits, licenses, certificates, authorizations or approvals of any Governmental Authority required by Environmental Laws and necessary or reasonably required for the business of Borrower or any Subsidiary of Borrower.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

         "ERISA Affiliate" means, with respect to any Person, any trade or business (whether or not incorporated) which, together with such Person, is under common control as described in Section 414(c) of the Code, is a member of a "controlled group", as defined in Section 414(b) of the Code, or is a member of an "affiliated service group", as defined in Section 414(m) of the Code which includes such Person. Unless otherwise qualified, all references to an "ERISA Affiliate" in this Agreement shall refer to an ERISA Affiliate of Borrower or any Subsidiary.

         "Eurodollar Loan" means any Loan which bears interest at a rate determined with reference to the Eurodollar Rate.

         "Eurodollar Rate" means with respect to each Interest Period for a Eurodollar Loan, the arithmetic average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rate per annum obtained by dividing (i) the offered quotation, if any, to first-class banks in the interbank eurodollar market by BT for Dollar deposits of amounts in immediately available funds comparable to the principal amount of the Eurodollar Rate Loan to be made by BT with maturities comparable to such Interest Period, determined as of approximately 10:00 A.M. (New York City time) on the Interest Rate Determination Date, by (ii) a percentage equal to 100% minus the stated maximum rate (expressed as a percentage) as prescribed by the Board of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves and all reserves required to be maintained against "Eurocurrency liabilities" as specified in Regulation D (or any successor regulation)) applicable on the first day of such Interest Period to any member bank of the Federal Reserve System in respect of eurodollar funding or liabilities. The determination of the Eurodollar Rate by Agent shall be conclusive and binding on Borrower absent manifest error.

         "Event of Default" is defined in Section 10.1.

         "Excess Cash Flow" means, for any period, the sum of (i) the sum (without duplication) of (A) Consolidated Net Income for such period, plus (B) the amount of all non-cash charges (including, without limitation or duplication, depreciation, amortization and non-cash (including without limitation any original issue discount or pay-in-kind interest expense) interest expense) included in determining Consolidated Net Income for such period, plus (C) the decrease, if any, in Adjusted Working Capital from the first day to the last day of such period, plus (D) provisions for taxes appearing on an income statement of Holdings and its Subsidiaries for such period, plus (E) losses from sales of assets, minus (ii) the sum (without duplication) of (A) any non-cash credits (including from sales of assets) included in determining Consolidated Net Income for such period, plus (B) gains from sales of assets included in determining Consolidated Net Income for such period, plus (C) the aggregate amount of Capital Expenditures (excluding Capital Expenditures made pursuant to Section 9.1(c)(i) but including the payment of $7,885,450 to the Vanke Trust pursuant to the Vanke Redemption as a Capital Expenditure) made by Holdings and its Subsidiaries during such period to the extent not financed by any Indebtedness specified in clause (i), (iii) or (vi) of the definition of "Indebtedness", plus (D) the aggregate principal amount of permanent principal payments of Indebtedness for borrowed money of Holdings and its Subsidiaries (other than (1) repayment of Indebtedness with proceeds of issuance of other Indebtedness or equity or equity contributions or with Net Sale Proceeds or Recovery Events and (2) repayment of Loans, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled Term Repayments under Section 4.4(b) or (y) made as a voluntary prepayment with internally generated funds (but in the case of a voluntary prepayment of Acquisition Revolving Loans, Working Capital Loans or Swing Line Loans, only to the extent accompanied by a voluntary permanent reduction to the Total Revolving Commitment, as applicable)) during such period, plus (E) non-cash charges added back in a previous period pursuant to clause (i)(B) above to the extent any such charge has become a cash item in the current period, plus (F) the increase, if any, in Adjusted Working Capital from the first day to the last day of such period, plus (G) taxes paid by Holdings and its Subsidiaries during such period, plus (H) the principal portion of Capitalized Lease Obligations paid by Holdings and its Subsidiaries during such period.

         "Excess Cash Flow Period" means, with respect to the repayment required on each Excess Cash Payment Date, the immediately preceding Fiscal Year of Holdings.

         "Excess Cash Payment Date" means the date occurring 95 days after the last day of a Fiscal Year of Holdings (beginning with its Fiscal Year ending on December 31, 2000).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended and as codified in 15 U.S.C. Section 78a et seq., and as hereafter amended.

         "Existing Credit Agreement" is defined in the first recital to this Agreement.

         "Existing Lenders" is defined in the first recital to this Agreement.

         "Existing Senior Subordinated Documents" means the Existing Senior Subordinated Notes, the Existing Senior Subordinated Indenture and the Existing Senior Subordinated Guaranties and all other agreements, instruments and documents executed in connection therewith, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder.

         "Existing Senior Subordinated Guaranties" means, collectively, the guaranties executed by Holdings and the Subsidiary Guarantors after the Original Closing Date in accordance with Section 8.3(c) in connection with the Existing Senior Subordinated Notes, as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder.

         "Existing Senior Subordinated Indenture" means that certain Indenture dated as of February 9, 2000 by and among Borrower and Orius Capital Corp., as Issuers, Holdings and certain Subsidiaries of Holdings, as Guarantors and United States Trust Company of New York, as Trustee.

         "Existing Senior Subordinated Notes" means, collectively, the $150,000,000 12-3/4% Senior Subordinated Notes due 2010 issued by Borrower and Orius Capital Corp. after the Original Closing Date, as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder.

         "Facility" means any of the credit facilities established under this Agreement from time to time.

         "Facing Agent" is defined in Section 2.9(a).

         "Fair Market Value" means, with respect to any asset, the price at which a willing buyer, not an Affiliate of the seller, and a willing seller who does not have to sell, would agree to purchase and sell such asset, as determined in good faith by the Board of Directors or other governing body or, pursuant to a specific delegation of authority by such Board or governing body, a designated senior executive officer, of Borrower or the Subsidiary of Borrower selling such asset.

         "FASB 52" means Statement of Financial Accounting Standards No. 52 promulgated by the Financial Accounting Standards Board.

         "FASB 106" means Statement of Financial Accounting Standards No. 106 promulgated by the Financial Accounting Standards Board.

         "Federal Funds Rate" means on any one day, the rate per annum equal to the weighted average (rounded upwards, if necessary, to the nearest 1/100th of 1%) of the rate on overnight federal funds transactions with members of the Federal Reserve System only arranged by federal funds brokers, as published as of such day by the Federal Reserve Bank of New York, or, if such rate is not so published, the average of the quotations for such day on such transactions received by BT from three federal funds brokers of recognized standing selected by BT.

         "Fiscal Quarter" is defined in Section 7.13.

         "Fiscal Year" is defined in Section 7.13.

         "Foreign Pension Plan" means any plan, fund (including, without limitation, any super-annuation fund) or other similar program established or maintained outside of the United States of America by Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of Borrower or such Subsidiaries residing outside the United States of America, which plan, fund, or similar program provides or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which is not subject to ERISA or the Code.

         "Foreign Subsidiary" means any Subsidiary of Borrower that is not a Domestic Subsidiary.

         "GAAP" means generally accepted accounting principles in the U.S. as in effect from time to time.

         "Government Acts" is defined in Section 2.9(g).

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

         "Guarantee Obligations" means, as to any Person, without duplication, any direct or indirect obligation of such Person guaranteeing or intended to guarantee any Indebtedness, Capitalized Lease or operating lease, dividend or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent: (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation, or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (iv) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include any endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation at any time shall be deemed to be an amount equal to the lesser at such time of (y) the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made or (z) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation; or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

         "Guaranty" means and includes each of the Holdings Guaranty and the Subsidiary Guaranty.

         "Hazardous Materials" means (i) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls and radon gas the existence or exposure to which is prohibited, limited or regulated by any Governmental Authority; (ii) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect as defined by Environmental Laws ; or (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority.

         "Holdings" is defined in the introduction to this Agreement.

         "Holdings Common Stock" means Holdings' Common Stock, par value $0.01 per share.

         "Holdings Guaranty" is defined in Section 5.1(e).

         "Holdings Preferred Stock" means Holdings' Series C Participating Preferred Stock, par value $0.01 per share.

         "Indebtedness" means, as applied to any Person (without duplication):

                  (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money;

                  (ii) the deferred and unpaid balance of the purchase price of assets (including any earn-out obligation in connection with any acquisition) or services (other than trade payables incurred in the ordinary course of business that are not overdue by more than 90 days unless being contested in good faith);

                  (iii) all Capitalized Lease Obligations;

                  (iv) all indebtedness secured by any Lien on any property owned by such Person (excluding advances or prepayments made to Borrower or any of its Subsidiaries pursuant to turnkey agreements entered into in the ordinary course of business with TCI or any of its Affiliates), whether or not such indebtedness has been assumed by such Person or is nonrecourse to such Person (valued at the lesser of (A) the fair market value of the property so secured and (B) the aggregate amount of indebtedness so secured);

                  (v) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money;

                  (vi) indebtedness or obligations of such Person, in each case, evidenced by bonds, notes or similar written instrument;

                  (vii) the face amount of all letters of credit and bankers' acceptances issued for the account of such Person, and without duplication, all unpaid drawings in respect thereof and all drafts drawn thereunder;

                  (viii) all net obligations of such Person under Interest Rate Agreements or Other Hedging Agreements;

                  (ix) Guarantee Obligations of such Person; and

                  (x) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP.

         "Indebtedness to Remain Outstanding" is defined in Section 6.5(d).

         "Indemnified Person" is defined in Section 12.4(b).

         "Initial Borrowing" means the first Borrowing by Borrower under the Existing Credit Agreement.

         "Initial Borrowing Date" means the date of the Initial Borrowing.

         "Initial Loan" means the first Loan made by the Lenders under the Existing Credit Agreement.

         "Intellectual Property" is defined in Section 6.21.

         "Interest Coverage Ratio" means, for any period, the ratio of Consolidated EBITDA for such period to Consolidated Interest Expense for such period.

         "Interest Payment Date" means (i) as to any Base Rate Loan, each Quarterly Payment Date to occur while such Loan is outstanding, (ii) as to any Eurodollar Loan the last day of the Interest Period applicable thereto and
(iii) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months after the first day of the Interest Period applicable thereto; provided, however, that, in addition to the foregoing, each of (A) the date upon which the Revolving Commitments have been terminated, and the Loans have been paid in full and (B) each of the Term A Loan Maturity Date, the Term B Loan Maturity Date and the Term C Loan Maturity Date shall be deemed to be an "Interest Payment Date" with respect to any interest which is then accrued hereunder.

         "Interest Period" is defined in Section 3.4.

         "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option contract or other similar agreement or arrangement to which any Credit Party or any Subsidiary is a party.

         "Interest Rate Determination Date" means with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

         "Investment" means, as applied to any Person, (i) any direct or indirect purchase or other acquisition by that Person of, or a beneficial interest in, Securities of any other Person, or a capital contribution by that Person to any other Person, (ii) any direct or indirect loan or advance to any other Person (other than prepaid expenses or accounts receivable created or acquired in the ordinary course of business), including all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business, (iii) any purchase by that Person of all or a significant part of the assets of a business conducted by another Person (including any purchase) or (iv) any purchase by that Person of a futures contract or such Person otherwise becoming liable for the purchase or sale of currency or other commodity at a future date in the nature of a futures contract. The amount of any Investment by any Person on any date of determination shall be the sum of the value of the gross assets acquired by such Person (including the amount of any liability assumed in connection with the acquisition by such Person to the extent such liability would be reflected on a balance sheet prepared in accordance with GAAP) plus the cost of all additions, thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, minus the amount of all cash returns of principal or capital thereon, cash dividends thereon and other cash returns on investment thereon or liabilities expressly assumed by another Person (other than a Credit Party or another Subsidiary of a Credit Party) in connection with the sale of such Investment. Whenever the term "outstanding" is used in this Agreement with reference to an Investment, it shall take into account the matters referred to in the proceeding sentence.

         "Investment Agreement" means the Investment Agreement as defined in the Reorganization Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder, pursuant to which the WSP Entities shall purchase the New LISN Notes on or prior to the Original Closing Date.

         "IRS" means the United States Internal Revenue Service, or any successor or analogous organization.

         "Junior Subordinated Documents" means the Junior Subordinated Notes and all other agreements, instruments and documents executed and delivered in connection therewith.

         "Junior Subordinated Notes" means, collectively, (i) those certain 12% Subordinated Promissory Notes dated the Original Closing Date in the initial aggregate principal amount of $138,266,128 issued by Holdings in favor of the WSP Entities, the Orius Investors and the LISN Investors, and (ii) additional 12% Subordinated Promissory Notes issued after the Original Closing Date in accordance with Section 8.2(c), provided that (A) such Indebtedness is unsecured and subordinated to the Obligations and any obligations under any Interest Rate Agreement or Other Hedging Agreement on the same terms and conditions (including, without limitation, standstill provisions) as the Junior Subordinated Notes issued on the Original Closing Date, (B) such Junior Subordinated Notes bear interest at a rate not higher than twelve percent (12.0%) per annum with at least sixty percent (60%) of such interest to be payable in kind on the same basis as the Junior Subordinated Notes issued on the Original Closing Date or the payment of which is deferred or accrues as additional principal until the date on which the final principal payments thereunder are made (except with respect to catch-up payments as provided in Section 1(b) of the Junior Subordinated Notes, to the extent such payments are permitted through the payment of dividends or distributions in accordance with
Section 8.5(c)), (C) such Junior Subordinated Notes mature on a date not earlier than the later of (x) the tenth anniversary of the Original Closing Date or (y) one (1) year following the final payment in full of the Senior Subordinated Notes (if issued) and (D) shall otherwise be on the same terms and conditions as the Junior Subordinated Notes issued on the Original Closing Date, as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder.

         "Landlord Consent" means a letter in favor of Agent and the Lenders which is executed by each lessor of any material leased facility of Borrower or any Subsidiary of Borrower at which Collateral may now or in the future be located, in form and substance satisfactory to Agent.

         "LC Commission" is defined in Section 2.9(e)(ii)(A).

         "LC Obligations" means, at any time, an amount equal to the sum of (i) the aggregate Stated Amount of the then outstanding Letters of Credit (other than the Rollover Letters of Credit) and (ii) the aggregate amount of Unpaid Drawings (other than Unpaid Drawings related to Rollover Letters of Credit). The LC Obligation of any Lender at any time shall mean its Revolver Pro Rata Share of the aggregate LC Obligations outstanding at such time.

         "Lender" and "Lenders" have the respective meanings assigned to those terms in the introduction to this Agreement and shall include any Person that becomes a "Lender" as contemplated by Section 12.8. For purposes of this Agreement, the Lenders shall collectively include all of the Revolving Lenders in their capacities as such, all of the Term A Lenders in their capacities as such, all of the Term B Lenders in their capacities as such and all of the Term C Lenders in their capacities as such. A Lender may be a Revolving Lender and/or a Term A Lender and/or a Term B Lender and/or a Term C Lender hereunder.

         "Lender Default" means (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.1 (provided that the conditions to funding in respect thereof have been satisfied) or 2.9(f) or (ii) a Lender having notified in writing Borrower and/or Agent that it does not intend to comply with its obligations under Section 2.1 (whether or not as a result of any takeover of such Lender by any regulatory authority or agency).

         "Letter of Credit Payment" means as applicable (i) all payments made by the Facing Agent pursuant to either a draft or demand for payment under a Letter of Credit or (ii) all payments made by the Lenders to the Facing Agent in respect thereof (whether or not in accordance with their Revolver Pro Rata Shares).

         "Letter of Credit Request" is defined in Section 2.9(b).

         "Letters of Credit" means, collectively, all Commercial Letters of Credit, Standby Letters of Credit and Rollover Letters of Credit issued pursuant to this Agreement, and "Letter of Credit" means any one of such Letters of Credit.

         "Leverage Ratio" means, for any period, the ratio of Total Consolidated Indebtedness (but excluding any Indebtedness with respect to the Junior Subordinated Notes) as of the end of such period to Consolidated EBITDA for such period.

         "Lien" means (i) any judgment lien or execution, attachment, levy, distraint or similar legal process and (ii) any mortgage, pledge, hypothecation, collateral assignment, security interest, encumbrance, lien, charge or deposit arrangement (other than a deposit to a Deposit Account in the ordinary course of business and not intended as security) of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any agreement to give any of the foregoing, or any filing or agreement to file a financing statement as debtor under the UCC or any similar statute other than to reflect ownership by a third party of property leased to Borrower or any of its Subsidiaries under a lease which is not in the nature of a conditional sale or title retention agreement).

         "LISN" is defined in the introduction to this Agreement.

         "LISN Equity Rollover" means the contribution by the existing stockholders of LISN Holdings to Holdings of not less than 90% of the value of the Capital Stock on the Original Closing Date (on a fully diluted basis) of LISN Holdings and all of the LISN Junior Notes pursuant to the Merger Agreement, the Note Exchange Agreement and the other Reorganization Documents.

         "LISN Holdings" means LISN Holdings, Inc., an Ohio corporation.

         "LISN Investors" means those shareholders of LISN Holdings listed on Exhibit B to the Reorganization Agreement.

         "LISN Junior Notes" means the LISN 12% Junior Subordinated Notes issued pursuant to the LISN Recapitalization Agreement.

         "LISN Mergers" means, collectively, (i) the merger of LISN with and into NATG with NATG as the surviving entity and (ii) the merger of LISN Holdings with and into Holdings with Holdings as the surviving entity.

         "LISN Recapitalization Agreement" means that certain Recapitalization Agreement dated as of May 28, 1999 by and among LISN Holdings, LISN, Inc., an Ohio corporation, Arion Sub, Inc., a Delaware corporation, James S. Hivnor, James S. Hivnor Revocable Electing Small Business Trust (dated December 25,
1998), Donald L. Sanneman, Donald J. Vanke, Vanke Trust, WSP and the other purchasers signatory thereto.

         "Loan" means any of the Term A Loans, the Term B Loans, the Term C Loans, the Swing Line Loans, the Acquisition Loans or the Revolving Loans and "Loans" means all such Loans collectively.

         "Loan Documents" means, collectively, this Agreement, the Notes, each Letter of Credit, each Security Document, each Interest Rate Agreement to which any Lender or any Affiliate of a Lender is a party, and all other agreements, instruments and documents executed in connection therewith, in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect.

         "Majority Lenders" of any Facility means those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of other Facilities under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

         "Material Adverse Effect" means a material adverse effect on (i) the business, financial condition, assets, liabilities or results of operations of Holdings and its Subsidiaries taken as a whole, (ii) the ability of any Credit Party to perform its respective obligations under any Loan Document to which it is a party, or (iii) the validity or enforceability (other than in accordance with its terms) of this Agreement or any of the Security Documents or the rights or remedies of Agent and the Lenders hereunder or thereunder.

         "Maximum Commitment" means, when used with reference to any Lender, the aggregate of such Lender's Term A Commitment, Term B Commitment, Term C Commitment and Revolving Commitment in the amounts not to exceed those set forth opposite the name of such Lender on Schedule 1.1(a) hereto, subject to reduction from time to time in accordance with the terms of this Agreement.

         "Merger Agreement" means the Merger Agreement as defined in the Reorganization Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder, pursuant to which Orius Merger Sub, Inc. will merge with and into LISN Holdings on or before the Original Closing Date.

         "Minimum Borrowing Amount" means, with respect to Base Rate Loans, $1,000,000, and with respect to Eurodollar Loans, $1,000,000, and with respect to Swing Line Loans, $250,000.

         "Moody's" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

         "Mortgage" is defined in Section 5.1(g) and shall also include any mortgages or similar documents executed pursuant to Section 7.12, all as amended, restated, supplemented or otherwise modified from time to time.

         "Mortgage Policies" is defined in Section 5.1(g) and shall also include any mortgage policies or similar documents executed pursuant to Section
5.3 or 7.12.

         "Mortgaged Property" is defined in Section 5.1(g) and shall also include any real property subject to a mortgage pursuant to Section 5.3 or 7.12.

         "Most Recent Ratio of Total Debt to EBITDA" means, at any date of determination, the ratio of Total Consolidated Indebtedness (but excluding any Indebtedness with respect to the Junior Subordinated Notes) as of the end of the most recently ended fiscal quarter of Holdings for which financial statements have been delivered pursuant to Section 7.1 to Consolidated EBITDA for the period of four consecutive fiscal quarters ending on the last day of the most recently ended fiscal quarter of Holdings for which financial statements have been delivered pursuant to Section 7.1; provided, however, that if Holdings fails to deliver such financial statements as required by Article VII and further fails to remedy such default within five days of notice thereof from Agent, then, without prejudice to any other rights of any Lender hereunder, the Most Recent Ratio of Total Debt to EBITDA shall be deemed to be greater than 4.25 to 1.0 as of the date such financial statements were required to be delivered under Section 7.1. Notwithstanding the foregoing or the provisions of the last sentence of Section 3.3, from the Original Closing Date to the date of delivery of financial statements for the period ending June 30, 2000, the Most Recent Ratio of Total Debt to EBITDA shall be deemed to be greater than 4.25 to 1.00.

         "Multiemployer Plan" means any plan described in Section 4001(a)(3) of ERISA to which contributions are or have, within the preceding six years, been made, or are or were, within the preceding six years, required to be made, by Borrower or any of its ERISA Affiliates or any Subsidiary of Borrower or ERISA Affiliates of such Subsidiary.

         "NATG" is defined in the introduction to this Agreement.

         "Net Offering Proceeds" means the cash proceeds received by Holdings or any of its Subsidiaries (including cash received by way of deferred payment pursuant to a note receivable, conversion of non-cash consideration or otherwise, but only as and when such cash is received) from (i) the issuance of any Capital Stock or (ii) the incurrence of any Indebtedness, in each case net of the actual liabilities for reasonably anticipated cash taxes in connection with such issuance or incurrence, if any, any underwriting, brokerage and other customary selling commissions incurred in connection with such issuance or incurrence, and reasonable legal, advisory and other out-of-pocket fees and expenses, including title and recording tax expenses, if any, incurred in connection with such issuance or incurrence.

         "Net Sale Proceeds" means, with respect to any Asset Disposition the aggregate cash payments received by Borrower or any Subsidiary from such Asset Disposition (including, without limitation, cash received by way of deferred payment pursuant to a note receivable, conversion of non-cash consideration, cash payments in respect of purchase price adjustments or otherwise, but only as and when such cash is received and excluding any deferred payment pursuant to any non-cash consideration to the extent such payment represents interest income to Borrower or any Subsidiary) minus (i) the direct costs and expenses incurred in connection therewith (including in the case of any Asset Disposition, the payment of the outstanding principal amount of, premium, if any, and interest on any Indebtedness (other than hereunder) required to be repaid as a result of such Asset Disposition); (ii) any provision for taxes in respect thereof made in accordance with GAAP provided that such expenses shall only include taxes to the extent that taxes are payable in cash in the current year or the following year as a result of such Asset Disposition; and (iii) any portion of any such proceeds which Holdings determines in good faith should be reserved for post-closing adjustments (to the extent Holdings delivers to the Lenders a certificate signed by the chief financial officer of Holdings as to such determination), it being understood and agreed that on the day that all such post-closing adjustments have been determined (which shall not be later than six months following the date of the respective asset sale), the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post-closing adjustments payable by Holdings or any of its Subsidiaries shall constitute Net Sale Proceeds on such date received by Holdings or any of its Subsidiaries. Any proceeds received in a currency other than Dollars shall, for purposes of the calculation of the amount of Net Sale Proceeds, be in an amount equal to the Dollar equivalent thereof as of the date of receipt thereof by such Person. For purposes of this Agreement, Net Sale Proceeds shall not include proceeds from any Recovery Event.

         "New Domestic Subsidiary" is defined in Section 7.12(b).

         "New LISN Notes" means the New LISN Notes as defined in the Reorganization Agreement, which notes shall be purchased by the WSP Entities pursuant to the Investment Agreement and exchanged pursuant to the Note Exchange Agreement on or before the Original Closing Date.

         "Non-Defaulting Lender" means each Lender which is not a Defaulting Lender.

         "Note" means any of the Revolving Notes, the Swing Line Note, the Term A Notes, the Term B Notes or the Term C Notes and "Notes" means all of such Notes collectively.

         "Note Exchange Agreement" means the Note Exchange Agreement as defined in the Reorganization Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder, pursuant to which all of the LISN Junior Notes will be exchanged for Junior Subordinated Notes and all of the New LISN Notes will be exchanged for Holdings Common Stock, Holdings Preferred Stock and Junior Subordinated Notes, in each case pursuant to the terms and conditions set forth in the Note Exchange Agreement and the Reorganization Agreement.

         "Notice Address" is defined in Section 2.5.

         "Notice of Borrowing" is defined in Section 2.5.

         "Notice of Conversion or Continuation" is defined in Section 2.6.

         "Notice Office" means the office of the Agent located at One Bankers Trust Plaza, 130 Liberty Street, 14th Floor, New York, New York 10006,
Attention: Deal Administrator, or such other office as the Agent may designate to Borrower and the Lenders from time to time.

         "Obligations" means all liabilities and obligations of the Credit Parties and any Subsidiary of Borrower now or hereafter arising under this Agreement and all of the other Loan Documents, whether for principal, interest, fees, expenses, indemnities or otherwise, and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance).

         "Operating Lease" of any Person, means any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any property (whether real, personal or mixed) by such Person, as lessee, which is not a Capitalized Lease.

         "Organizational Documents" means, with respect to any Person, such Person's articles or certificate of incorporation, bylaws, partnership agreement, operating agreement, joint venture agreement or other similar governing documents and any document setting forth the designation, amount and/or relative rights, limitations and preferences of any class or series of such Person's Capital Stock.

         "Original Closing Date" means December 15, 1999.

         "Orius Equity Rollover" is defined in Section 5.1(w).

         "Orius Investors" means the persons identified in the Reorganization Agreement as the stockholders of Holdings, H.I.G. Cable, Inc. and H.I.G. Cable West, Inc.

         "Other Hedging Agreement" means any foreign exchange contract, currency swap agreement, futures contract, commodity agreements, option contract, synthetic cap or other similar agreement.

         "Participants" is defined in Section 12.8(b).

         "Payment Office" is defined in Section 2.7.

         "PBGC" means the Pension Benefit Guaranty Corporation created by
Section 4002(a) of ERISA.

         "Perfection Certificate" is defined in Section 5.1(b).

         "Permitted Acquisition Capex Amount" means, for any Fiscal Year of Holdings and its Subsidiaries, an amount equal to twenty percent (20%) of the pro forma Consolidated EBITDA of each Person or business acquired in any Permitted Acquisition which is used to determine Consolidated EBITDA on a pro forma basis pursuant to Section 8.4(k) (but only with respect to such Person or business so acquired); provided, however that the calculation of Permitted Acquisition Capex Amount for any Permitted Acquisition shall be pro-rated in the Fiscal Year in which such Permitted Acquisition is consummated to account for the portion of the Fiscal Year remaining following the consummation thereof.

         "Permitted Acquisitions" is defined in Section 8.4(k).

         "Permitted Covenant" means (i) any periodic reporting covenant, (ii) any covenant restricting payments by Holdings with respect to any securities of Holdings which are junior to the Permitted Holdings Preferred Stock, (iii) any covenant the default of which can only result in an increase in the amount of any redemption price, repayment amount, dividend rate or interest rate, (iv) any covenant providing board observance rights with respect to Holdings' board of directors and (v) any other covenant that does not adversely affect the interests of the Lenders (as reasonably determined by Agent).

         "Permitted Holders" means WSP and its Subsidiaries and Affiliates.

         "Permitted Holdings Preferred Stock" means (a) Holdings Preferred Stock and (b) any other preferred stock of Holdings (or any equity security of Holdings that is convertible or exchangeable into any preferred stock of Holdings), so long as the terms of any such preferred stock or equity security of Holdings (i) do not provide any collateral security, (ii) do not provide any guaranty or other support by Borrower or any Subsidiaries of Borrower, (iii) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before the eighth anniversary of the Original Closing Date, (iv) do not require the cash payment of dividends or interest,
(v) do not contain any covenants other than any Permitted Covenant, (vi) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law, (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of substantial assets, or liquidations involving Holdings and (z) other voting rights to the extent not greater than or superior to those allocated to Holdings common stock on a per share basis, and (vii) are otherwise reasonably satisfactory to Agent.

         "Permitted Liens" is defined in Section 8.1.

         "Permitted Real Property Encumbrances" means (i) those liens, encumbrances and other matters affecting title to any Mortgaged Property listed in the Mortgage Policies in respect thereof and found, on the date of delivery of such Mortgage Policies to Agent in accordance with the terms hereof, reasonably acceptable by Agent, (ii) as to any particular parcel of real property at any time, such easements, encroachments, covenants, rights of way, minor defects, irregularities or encumbrances on title which do not, in the reasonable opinion of Agent, materially impair such parcel of real property for the purpose for which it is held by the user thereof, or the Lien held by Agent, (iii) municipal and zoning ordinances, which are not violated in any material respect by the existing improvements and the present use made by the mortgagor thereof of the Premises (as defined in the respective Mortgage), (iv) general real estate taxes and assessments not yet delinquent, and (v) such other items as to which Agent may consent.

         "Person" means an individual or a corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "PIK Interest" means any accrued interest payments on the Junior Subordinated Notes, any Seller Subordinated Notes or any other Subordinated Indebtedness that are deferred until the date on which the final principal payments thereunder are made or made through the issuance of "payment-in-kind" notes or other similar securities (including book-entry accrual with respect to such deferred interest payments), all in accordance with the terms of the Junior Subordinated Notes; provided, however, that in no event shall PIK Interest include any interest payments made with cash or Cash Equivalents.

         "Plan" means any plan described in Section 4021(a) of ERISA and not excluded pursuant to Section 4021(b) thereof, which is or has, within the preceding six years, been established or maintained, or to which contributions are or have, within the preceding six years, been made, by Borrower or any of its ERISA Affiliates or any Subsidiary of Borrower or any ERISA Affiliates of such Subsidiary, but not including any Multiemployer Plan.

         "Plan Administrator" has the meaning assigned to the term "administrator" in Section 3(16)(A) of ERISA.

         "Plan Sponsor" has the meaning assigned to the term "plan sponsor" in
Section 3(16)(B) of ERISA.

         "Pledge Agreement" is defined in Section 5.1(c).

         "Pledged Securities" means all of the Pledged Securities as defined in
Section 3.4 of the Pledge Agreement.

         "Prior Credit Agreements" means, collectively, the Prior Holdings Credit Agreement and the Prior LISN Credit Agreement, and all documents, instruments and agreements relating to such loan agreements, including, without limitation, all guaranties, pledge agreements and security agreements.

         "Prior Credit Agreement Termination Documents" means the documents entered into with respect to the termination of the commitments, and the reimbursement obligations with respect to any letters of credit issued, under the Prior Credit Agreements, the repayment of the loans thereunder, the release of all guaranties and security with respect thereto and any consents required in connection therewith.

         "Prior Holdings Credit Agreement" means that certain Credit Agreement dated as of February 26, 1999, as amended, by and among NATG Holdings and its Subsidiaries, the lenders party thereto, Merrill Lynch and Co., Merrill Lynch, Pierce, Fenner & Smith, Inc., as Joint Lead Arranger and Syndication Agent and PNC Bank, National Association, as Joint Lead Arranger and Administrative Agent, together with all guaranties, security documents and all other documents, instruments and agreements executed and delivered in connection therewith.

         "Prior LISN Credit Agreement" means that certain Credit Agreement dated as of May 28, 1999, as amended, by and among LISN Holdings, certain of its Subsidiaries, the lenders party thereto, BankBoston, N.A., as Agent and BancBoston Robertson Stephens Inc., as Syndication Agent and Arranger, together with all guaranties, security documents and all other documents, instruments and agreements executed and delivered in connection therewith.

         "Pro Forma Adjustments" is defined in Section 8.4(k).

         "Pro Forma Balance Sheet" is defined in Section 6.5(a).

         "Pro Rata Share" means, when used with reference to any Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Lender's Maximum Commitment and the denominator of which shall be the Total Commitment or, if no Commitments are then outstanding, such Lender's aggregate outstanding principal amount of Loans to the total outstanding principal balance of all Loans hereunder.

         "Projections" is defined in Section 6.5(e).

         "Purchase Money Indebtedness" is defined in Section 8.2(i).

         "Put and Call Agreements" means the Orius Call Agreements, Orius Put Agreements, HIG Call Agreements and HIG Put Agreements, as each such term is defined in the Reorganization Agreement and as each may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder.

         "Qualified IPO" means a bona fide underwritten sale to the public of Holdings Common Stock pursuant to a registration statement (other than on Form S-8 or any other form relating to securities issuable under any benefit plan of Holdings or any of its Subsidiaries, as the case may be) that is declared effective by the SEC and such offering results in gross cash proceeds (exclusive of underwriter's discounts and commissions and other expenses) of at least $75,000,000.

         "Quarterly Payment Date" means, subject to Section 4.6, the fifteenth
(15th) day of each March, June, September and December of each year commencing March 15, 2000.

         "Real Property" means all of the right, title and interest of any Person in and to land, improvements and fixtures, including any such interest as lessee or licensee in, to and under leases or licenses.

         "Recovery Event" means the receipt by Borrower (or any of its Affiliates) of any insurance or condemnation proceeds payable (i) by reason of any theft, physical destruction or damage or any other similar event with respect to any properties or assets of Borrower or any of its Subsidiaries,
(ii) by reason of any condemnation, taking, seizing or similar event with respect to any properties or assets of Borrower or any of its Subsidiaries and
(iii) under any policy of insurance required to be maintained under Section
7.8.

         "Refunded Swing Line Loans" is defined in Section 2.1(c)(ii).

         "Regulation D" means Regulation D of the Board as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

         "Release" means any release, spill, emission, leaking, pumping, pouring, emptying, dumping, injection, disposal, discharge, escape, leaching or migration into the environment.

         "Remedial Action" means actions required to (i) clean up, remove, treat or in any other way address Hazardous Materials in the indoor or outdoor environment, (ii) prevent or minimize the Release or threat of Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (iii) perform pre-remedial or post-remedial studies and investigations and post-remedial monitoring and care or any other studies, reports or investigations relating to Hazardous Materials.

         "Reorganization" means the reorganization of Holdings and its Subsidiaries pursuant to and in accordance with the terms and conditions of the Reorganization Documents.

         "Reorganization Agreement" means that certain Agreement and Plan of Reorganization dated as of November 8, 1999 by and among LISN Holdings, Holdings and Orius Merger Sub, Inc., as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder.

         "Reorganization Documents" means the Reorganization Agreement, the Merger Agreement, the Note Exchange Agreement, the Investment Agreement, the Put and Call Agreements and all other documents, instruments and agreements entered into or delivered pursuant thereto.

         "Replaced Lender" is defined in Section 3.7.

         "Replacement Lender" is defined in Section 3.7.

         "Reportable Event" means a "reportable event" described in Section 4043(c) of ERISA or in the regulations thereunder with respect to a Plan, the filing of a notice of intent to terminate a Plan, the termination of a Plan, any event requiring disclosure under Section 4063(a) or 4062(e) of ERISA, receipt of a notice of withdrawal liability with respect to a Multiemployer Plan pursuant to Section 4202 of ERISA or receipt of a notice of reorganization or insolvency with respect to a Multiemployer Plan pursuant to Section 4242 or 4245 of ERISA.

         "Required Lenders" means Non-Defaulting Lenders the sum of whose outstanding Term Loans, Term A Pro Rata Share of outstanding Rollover LC Obligations and Revolving Commitments (or, after the Total Revolving Commitment has been terminated, outstanding Acquisition Revolving Loans and Working Capital Loans, and Revolver Pro Rata Share of outstanding Swing Line Loans and LC Obligations) constitute greater than 50% of the sum of (i) the total outstanding Term Loans and the aggregate Term A Pro Rata Share of outstanding Rollover LC Obligations of Non-Defaulting Lenders, and (ii) the Total Revolving Commitment less the aggregate Revolving Commitments of Defaulting Lenders (or, if after the Total Revolving Commitment has been terminated, the total outstanding Acquisition Revolving Loans and Working Capital Loans, and the aggregate Revolver Pro Rata Share of all Non-Defaulting Lenders of the total outstanding Swing Line Loans and LC Obligations at such time).

         "Requirement of Law" means, as to any Person, any law (including common law), treaty, rule or regulation or judgment, decree, determination or award of an arbitrator or a court or other Governmental Authority, including without limitation, any Environmental Law, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Responsible Officer" means, as to any Person, any of the Chairman of the Board of Directors, President, Chief Executive Officer, Chief Financial Officer, any Vice President, the Treasurer, any Assistant Treasurer or the General Counsel of such Person.

         "Restatement Date" is defined in the recitals to this Agreement.

         "Restricted Payment" is defined in Section 8.5.

         "Returns" is defined in Section 6.9.

         "Revolver Pro Rata Share" means, when used with reference to any Revolving Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Lender's Revolving Commitment and the denominator of which shall be the Revolving Commitments or, if the Revolver Termination Date has occurred, such Lender's aggregate outstanding principal amount of Revolving Loans and its pro rata share of outstanding Swing Line Loans and LC Obligations to the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans hereunder and the aggregate outstanding amount of all LC Obligations.

         "Revolver Termination Date" means December 15, 2004 or such earlier date as the Revolving Commitments shall have been terminated or otherwise reduced to $0 pursuant to this Agreement.

         "Revolving Commitment" means, with respect to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Letters of Credit (other than Rollover Letters of Credit), as such commitment may be reduced from time to time pursuant to this Agreement, which commitment as of the date hereof is the amount set forth opposite such lender's name on Schedule 1.1(a) hereto under the caption "Amount of Revolving Commitment" as the same may be adjusted from time to time pursuant to the terms hereof and "Revolving Commitments" means such commitments collectively, which commitments equal $100,000,000 in the aggregate as of the Original Closing Date.

         "Revolving Facility" means the credit facility under this Agreement evidenced by the Revolving Commitments and the Revolving Loans (including Acquisition Loans).

         "Revolving Lender" means any Lender which has a Revolving Commitment or is owed a Revolving Loan.

         "Revolving Loan" and "Revolving Loans" have the meanings given in
Section 2.1(b), it being understood and agreed that Revolving Loans may consist of Working Capital Loans, Acquisition Revolving Loans and/or Acquisition Term Loans.

         "Revolving Note" is defined in Section 2.2(a).

         "Rollover LC Commission" is defined in Section 2.9(e)(ii)(B).

         "Rollover LC Obligations" means, at any time, an amount equal to the sum of (a) the aggregate Stated Amount of the then outstanding Rollover Letters of Credit and (b) the aggregate amount of Unpaid Drawings related to Rollover Letters of Credit. The Rollover LC Obligations of any Lender at any time shall mean its Term A Pro Rata Share of the aggregate Rollover LC Obligations outstanding at such time.

         "Rollover LC Termination Date" means the earlier of (i) the latest exercise date of any put right under the Put and Call Agreements or (ii) September 20, 2000.

         "Rollover Letters of Credit" mean those irrevocable standby letters of credit issued on the Initial Borrowing Date by Facing Agent pursuant to Section 2.9(a) substantially in the form of Exhibit 1.1(a) hereto in the Stated Amounts and for the beneficiaries set forth on Schedule 1.1(b) hereto, and issued for the account of Borrower to be drawn upon in satisfaction of Holdings' and LISN, Inc.'s obligations owing to the Persons listed on Schedule 1.1(b) hereto under the Put and Call Agreements.

         "Sale and Leaseback Transaction" means any arrangement, directly or indirectly, whereby a seller or transferor shall sell or otherwise transfer any real or personal property and then or thereafter lease, or repurchase under an extended purchase contract, conditional sales or other title retention agreement, the same or similar property.

         "Scheduled Acquisition Repayments" means, with respect to the principal payments on the Acquisition Term Loans for each date set forth below an amount equal to the product of (i) the outstanding Acquisition Term Loans at 9:01 a.m. (New York City time) on the Acquisition Revolver Conversion Date multiplied by
(ii) the percentage set forth opposite the applicable date below:


                                 Scheduled Acquisition
         Date                       Principal Payment
         ----                       -----------------
         March 31, 2002                   5%
         June 30, 2002                    5%
         September 30, 2002               5%
         December 31, 2002                5%
         March 31, 2003                   6.25%
         June 30, 2003                    6.25%
         September 30, 2003               6.25%
         December 31, 2003                6.25%
         March 31, 2004                   13.75%
         June 30, 2004                    13.75%
         September 30, 2004               13.75%
         Revolver Termination Date        13.75% or, if less,  the  aggregate  principal
                                          amount of  Acquisition Term Loans outstanding

         "Scheduled Term A Repayments" means, with respect to the principal payments on the Term A Loans for each date set forth below, the Dollar amount set forth opposite thereto:

                                      Scheduled Term A Loan
        Date                            Principal Payment
        ----                            -----------------
        March 31,2000                     $1,500,000
        June 30, 2000                     $1,500,000
        September 30, 2000                $1,500,000
        December 31, 2000                 $1,500,000
        March 31, 2001                    $2,812,500
        June 30, 2001                     $2,812,500
        September 30, 2001                $2,812,500
        December 31, 2001                 $2,812,500
        March 31, 2002                    $3,750,000
        June 30, 2002                     $3,750,000
        September 30, 2002                $3,750,000
        December 31, 2002                 $3,750,000
        March 31, 2003                    $4,687,500
        June 30, 2003                     $4,687,500
        September 30, 2003                $4,687,500
        December 31, 2003                 $4,687,500
        March 31, 2004                    $6,000,000
        June 30, 2004                     $6,000,000
        September 30, 2004                $6,000,000
        Term A Loan Maturity Date         $6,000,000 or, if less, the aggregate
                                          principal amount of Term A Loans outstanding

         "Scheduled Term B Repayments" means, with respect to the principal payments on the Term B Loans for each day set forth below, the Dollar amount set forth opposite thereto:

                                    Scheduled Term B Loan
        Date                          Principal Payment
        ----                          -----------------
        March 31, 2000                    $500,000
        June 30, 2000                     $500,000
        September 30, 2000                $500,000
        December 31, 2000                 $500,000
        March 31, 2001                    $500,000
        June 30, 2001                     $500,000
        September 30, 2001                $500,000
        December 31, 2001                 $500,000
        March 31, 2002                    $500,000
        June 30, 2002                     $500,000
        September 30, 2002                $500,000
        December 31, 2002                 $500,000

        March 31, 2003                    $500,000
        June 30, 2003                     $500,000
        September 30, 2003                $500,000
        December 31, 2003                 $500,000
        March 31, 2004                    $500,000
        June 30, 2004                     $500,000
        September 30, 2004                $500,000
        December 31, 2004                 $500,000
        March 31, 2005                    $23,750,000
        June 30, 2005                     $23,750,000
        September 30, 2005                $23,750,000
        December 31, 2005                 $23,750,000
        March 31, 2006                    $23,750,000
        June 30, 2006                     $23,750,000
        September 30, 2006                $23,750,000
        Term B Loan Maturity Date         $23,750,000 or, if less, the aggregate
                                          principal amount of Term B Loans outstanding


         "Scheduled Term C Repayments" means, with respect to the principal payments on the Term C Loans for each day set forth below, the Dollar amount set forth opposite thereto:


                                    Scheduled Term C Loan
        Date                          Principal Payment
        ----                          -----------------
        September 30, 2000                $150,000
        December 31, 2000                 $150,000
        March 31, 2001                    $150,000
        June 30, 2001                     $150,000
        September 30, 2001                $150,000
        December 31, 2001                 $150,000
        March 31, 2002                    $150,000
        June 30, 2002                     $150,000
        September 30, 2002                $150,000
        December 31, 2002                 $150,000
        March 31, 2003                    $150,000
        June 30, 2003                     $150,000
        September 30, 2003                $150,000
        December 31, 2003                 $150,000
        March 31, 2004                    $150,000
        June 30, 2004                     $150,000
        September 30, 2004                $150,000
        December 31, 2004                 $150,000
        March 31, 2005                    $150,000
        June 30, 2005                     $150,000
        September 30, 2005                $150,000


        December 31, 2005                 $150,000
        March 31, 2006                    $150,000
        June 30, 2006                     $150,000
        September 30, 2006                $150,000
        December 30, 2006                 $150,000
        March 31, 2007                    $14,025,000
        June 30, 2007                     $14,025,000
        September 30, 2007                $14,025,000
        Term C Loan Maturity Date         $14,025,000 or, if less, the aggregate
                                          principal amount of Term C Loans outstanding.

         "Scheduled Term Repayments" means Scheduled Acquisition Repayments, Scheduled Term A Repayments, Scheduled Term B Repayments and Scheduled Term C Repayments.

         "SEC" means the Securities and Exchange Commission or any successor thereto.

         "Secured Creditors" shall have the meaning provided in the respective Security Documents.

         "Securities" means any stock, shares, voting trust certificates, bonds, debentures, options, warrants, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

         "Securities Act" means the Securities Act of 1933, as amended and as codified in 15 U.S.C. Section 77a et seq., and as hereafter amended.

         "Security Agreement" is defined in Section 5.1(b).

         "Security Documents" means, collectively the Security Agreement, the Holdings Guaranty, the Subsidiary Guaranty, the Pledge Agreement, the Mortgages, the Control Agreement, the Perfection Certificates, the Collateral Assignment of Leases, and all other agreements, assignments, security agreements, instruments and documents executed in connection therewith, including, without limitation, all Additional Security Documents, in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect. For purposes of this Agreement, "Security Documents" shall also include all guaranties, security agreements, mortgages, pledge agreements, collateral assignments, subordination agreements and other collateral documents in the nature of any thereof entered into by any Credit Party or any Subsidiary of any Credit Party after the date of this Agreement in favor of Agent or Collateral Agent for the benefit of the Lenders in satisfaction of the requirements of this Agreement.

         "Seller Subordinated Notes" means unsecured subordinated promissory notes issued by Holdings after the Original Closing Date in accordance with
Section 8.2(l), provided that (i) such Indebtedness is unsecured and subordinated to the Obligations and any obligations under any Interest Rate Agreement or Other Hedging Agreement on substantially the same terms and conditions (including, without limitation, standstill provisions) as the Junior Subordinated Notes issued on the Original Closing Date, (ii) such Seller Subordinated Notes bear interest at a rate not higher than fourteen percent (14.0%) per annum with not more than ten percent (10%) payable in cash prior to the final maturity date thereof and with the remainder of such interest payable in kind or otherwise deferred or accrued as additional principal until the final maturity date thereof, (iii) such Seller Subordinated Notes have no principal payments due for at least two (2) years from the date of issuance thereof and (iv) such Seller Subordinated Notes shall be on such other terms and conditions reasonably satisfactory to Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder.

         "Senior Subordinated Documents" means the Existing Senior Subordinated Documents, the Senior Subordinated Notes, the Senior Subordinated Note Indenture, the Senior Subordinated Guaranties and all other agreements, instruments and documents executed in connection therewith, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder.

         "Senior Subordinated Guaranties" means, collectively, the Existing Senior Subordinated Guaranties and any guaranties executed by Holdings and the Subsidiary Guarantors after the Restatement Date in accordance with Section 8.3(c) in connection with the Senior Subordinated Notes, as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder.

         "Senior Subordinated Note Indenture" means, collectively, the Existing Senior Subordinated Indenture and any indenture entered into after the Restatement Date by Borrower and Orius Capital Corp. pursuant to which Borrower and Orius Capital Corp. issues their Senior Subordinated Notes, as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder.

         "Senior Subordinated Notes" means, collectively, the Existing Senior Subordinated Notes and any senior unsecured subordinated promissory notes issued by Borrower and Orius Capital Corp. after the Restatement Date in one or more series in accordance with Section 8.2(e), as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder.

         "S&P" means Standard & Poor's Rating Services, a division of McGraw-Hill, Inc., or any successor to the rating agency business thereof.

         "Standby Letter of Credit" means any of the irrevocable standby letters of credit issued for the account of Borrower pursuant to this Agreement (other than the Rollover Letters of Credit) having a Stated Amount and otherwise in form and substance acceptable to the Facing Agent, together with any increases or decreases in the Stated Amount thereof and any renewals, amendments and/or extensions thereof.

         "Stated Amount" or "Stated Amounts" means with respect to any Letter of Credit the stated or face amount of such Letter of Credit to the extent available at the time for drawing (subject to presentment of all requisite documents), as the same may be increased or decreased from time to time in accordance with the terms of such Letter of Credit. For purposes of calculating the Stated Amount of any Letter of Credit at any time:

                  (i) any increase in the Stated Amount of any Letter of Credit by reason of any amendment to any Letter of Credit shall be deemed effective under this Agreement as of the date Facing Agent actually issues an amendment purporting to increase the Stated Amount of such Letter of Credit, whether or not Facing Agent receives the consent of the Letter of Credit beneficiary or beneficiaries to the amendment, except that if Borrower has required that the increase in Stated Amount be given effect as of an earlier date and Facing Agent issues an amendment to that effect, then such increase in Stated Amount shall be deemed effective under this Agreement as of such earlier date requested by Borrower; and

                  (ii) any reduction in the Stated Amount of any Letter of Credit by reason of any amendment to any Letter of Credit shall be deemed effective under this Agreement as of the later of (x) the date Facing Agent actually issues an amendment purporting to reduce the Stated Amount of such Letter of Credit, whether or not the amendment provides that the reduction be given effect as of an earlier date, or
         (y) the date Facing Agent receives the written consent (including by telex or facsimile transmission) of the Letter of Credit beneficiary or beneficiaries to such reduction, whether written consent must be dated on or after the date of the amendment issued by Facing Agent purporting to effect such reduction.

         "Subordinated Indebtedness" means, collectively, (i) Indebtedness evidenced by or incurred pursuant to the Junior Subordinated Documents, the Senior Subordinated Documents and the Seller Subordinated Notes, and (ii) any other unsecured Indebtedness of Holdings or any Subsidiary, the repayment of which is subordinated to the repayment of the Obligations on terms and conditions satisfactory to the Required Lenders.

         "Subsidiary" of any Person means any corporation, partnership (limited or general), limited liability company, trust or other entity of which a majority of the stock (or equivalent ownership or controlling interest) having voting power to elect a majority of the board of directors (if a corporation) or to select the trustee or equivalent controlling interest, shall, at the time such reference becomes operative, be directly or indirectly owned or controlled by such Person or one or more of the other subsidiaries of such Person or any combination thereof. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of Borrower.

         "Subsidiary Guarantor" means each of the Subsidiaries party to the Subsidiary Guaranty as of the Original Closing Date and each of the Subsidiaries of Borrower that becomes a party to a Subsidiary Guaranty after the Original Closing Date as contemplated in Section 7.12(b).

         "Subsidiary Guaranty" is defined in Section 5.1(e).

         "Super Majority Lenders" of the Revolving Facility, the Term A Facility, the Term B Facility or the Term C Facility means those Non-Defaulting Lenders the sum of whose outstanding Acquisition Loans (or, if no Acquisition Loans are outstanding at such time, then outstanding Revolving Commitment), Term A Loans, Term B Loans or Term C Loans, respectively, constitute greater than 66-2/3% of the total outstanding Acquisition Loans (or, if no Acquisition Loans are outstanding at such time, then outstanding Revolving Commitments), Term A Loans, Term B Loans or Term C Loans, respectively, of Non-Defaulting Lenders.

         "Swing Line Commitment" of the Swing Line Lender at any date, the obligation of the Swing Line Lender to make Swing Line Loans pursuant to Section 2.1(c) in the amount referred to therein.

         "Swing Line Lender" means BT.

         "Swing Line Loan Participation Certificate" means a certificate, substantially in the form of Exhibit 2.1(c).

         "Swing Line Loans" is defined in Section 2.1(c)(i).

         "Swing Line Note" is defined in Section 2.2(a).

         "Syndication Period" is defined in Section 2.4.

         "Taxes" is defined in Section 4.7(a).

         "Term A Commitment" means, with respect to any Lender, the obligation of such Lender to make Term A Loans and to participate in Rollover Letters of Credit, as such commitment may be reduced from time to time pursuant to this Agreement, which commitment as of the date hereof is the amount set forth opposite such lender's name on Schedule 1.1(a) hereto under the caption "Amount of Term A Commitment" as the same may be adjusted from time to time pursuant to the terms hereof and "Term A Commitments" means such commitments collectively, which commitments equal $75,000,000 in the aggregate as of the Original Closing Date.

         "Term A Facility" means the credit facility under this Agreement evidenced by the Term A Commitments and the Term A Loans.

         "Term A Lender" means any Lender which has a Term A Commitment or is owed a Term A Loan.

         "Term A Loan" and "Term A Loans" is defined in Section 2.1(a).

         "Term A Loan Maturity Date" means December 15, 2004 or such earlier date as the outstanding Term A Loan shall have been reduced to $0 pursuant to this Agreement.

         "Term A Note" is defined in Section 2.2(a).

         "Term A Percentage" means, as of any date of determination, expressed as a percentage, (i) the aggregate principal amount of outstanding Term A Loans divided by (ii) the aggregate principal amount of all outstanding Term Loans.

         "Term A Pro Rata Share" means, when used with reference to any Term A Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Lender's then outstanding Term A Loan and the denominator of which shall be all then outstanding Term A Loans.

         "Term B Commitment" means, with respect to any Term B Lender, the principal amount set forth opposite such Lender's name on Schedule 1.1(a) hereto or in any Assignment and Assumption Agreement under the caption "Amount of Term B Commitment", as such commitment may be adjusted from time to time pursuant to this Agreement, and "Term B Commitments" means such commitments collectively, which commitments equal $200,000,000 in the aggregate as of the Original Closing Date.

         "Term B Facility" means the credit facility under this Agreement evidenced by the Term B Commitments and the Term B Loans.

         "Term B Lender" means any Lender which has a Term B Commitment or is owed a Term B Loan.

         "Term B Loan" and "Term B Loans" is defined in Section 2.1(a).

         "Term B Loan Maturity Date" means December 15, 2006 or such earlier date as the outstanding Term B Loan shall have been reduced to $0 pursuant to this Agreement.

         "Term B Note" is defined in Section 2.2(a).

         "Term B Percentage" means, as of any date of determination, expressed as a percentage, (i) the aggregate principal amount of outstanding Term B Loans divided by (ii) the aggregate principal amount of all outstanding Term Loans.

         "Term B Pro Rata Share" means, when used with reference to any Term B Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Lender's then outstanding Term B Loan and the denominator of which shall be all then outstanding Term B Loans.

         "Term C Commitment" means, with respect to any Term C Lender, the principal amount set forth opposite such Lender's name on Schedule 1.1(c) hereto or in any Assignment and Assumption Agreement under the caption "Amount of Term C Commitment", as such commitment may be adjusted from time to time pursuant to this Agreement, and "Term C Commitments" means such commitments collectively, which commitments equal $60,000,000 in the aggregate as of the Restatement Date.

         "Term C Facility" means the credit facility under this Agreement evidenced by the Term C Commitments and the Term C Loans.

         "Term C Lender" means any Lender which has a Term C Commitment or is owed a Term C Loan.

         "Term C Loan" and "Term C Loans" is defined in Section 2.1(a)(iii).

         "Term C Loan Maturity Date" means December 15, 2007.

         "Term C Note" is defined in Section 2.2(a).

         "Term C Percentage" means, as of any date of determination, expressed as a percentage, (i) the aggregate principal amount of outstanding Term C Loans divided by (ii) the aggregate principal amount of all outstanding Term C Loans.

         "Term C Pro Rata Share" means, when used with reference to any Term C Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Term C Lender's then outstanding Term C Loan and the denominator of which shall be all then outstanding Term C Loans.

         "Term Commitments" means the Term A Commitments, the Term B Commitments and the Term C Commitments.

         "Term Loans" means the Term A Loans, the Term B Loans, the Term C Loans and the Acquisition Term Loans.

         "Test Period" means, as of any date of determination, the period of four consecutive Fiscal Quarters of Holdings most recently ended.

         "Total Available Revolving Commitment" means, at the time, any determination thereof is made, the sum of the respective Available Revolving Commitments of the Lenders at such time.

         "Total Commitment" means, at the time, the sum of the Term A Commitments, Term B Commitments, Term C Commitments and the Revolving Commitments at such time.

         "Total Consolidated Indebtedness" means, at any time, the total of all Indebtedness of Holdings and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

         "Total Revolving Commitment" means, at any time, the sum of the Revolving Commitments of each of the Lenders at such time.

         "Transaction Documents" means, collectively, the Reorganization Documents, the Senior Subordinated Documents, the Junior Subordinated Documents and the Prior Credit Agreement Termination Documents.

         "Transactions" means, collectively, (i) each of the Credit Events occurring on the Original Closing Date and on the Restatement Date, (ii) the Reorganization, (iii) the issuance of the Junior Subordinated Notes, (iv) the termination of the Existing Credit Agreements, (v) such other transactions as are contemplated by the Documents, and (vi) the payment of fees and expenses in connection with the foregoing.

         "Transferee" is defined in Section 12.8(d).

         "Type" means any type of Loan, namely, a Base Rate Loan or a Eurodollar Loan.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

         "Unmatured Event of Default" means an event, act or occurrence which with the giving of notice or the lapse of time (or both) would become an Event of Default.

         "Unpaid Drawing" means the aggregate amount of drawings under all Letters of Credit which have not then been reimbursed pursuant to Section 2.9(c).

         "Vanke Redemption" means the redemption or repurchase by LISN Holdings of the Vanke Shares from the Vanke Trust for $7,885,450 in cash pursuant to the terms and conditions of the LISN Recapitalization Agreement as in effect on the Original Closing Date.

         "Vanke Shares" means the 5.74690 shares of Class C Common Stock issued by LISN Holdings in the name of and held on the Original Closing Date by the Vanke Trust, subject to repurchase by LISN Holdings pursuant to Section 5.7 of the LISN Recapitalization Agreement.

         "Vanke Trust" means the Donald J. Vanke Revocable Electing Small Business Trust (dated December 25, 1998).

         "Voting Securities" means any class of Capital Stock of a Person pursuant to which the holders thereof have, at the time of determination, the general voting power under ordinary circumstances to vote for the election of directors, managers, trustees or general partners of such Person (irrespective of whether or not at the time any other class or classes will have or might have voting power by reason of the happening of any contingency).

         "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding principal amount of such Indebtedness into (b) the total of the product obtained by multiplying (x) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof by (y) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.

         "Wholly-Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person, all of the outstanding shares of Capital Stock of which (other than qualifying shares required to be owned by directors or by foreign nationals) are at the time owned directly or indirectly by such Person and/or one or more Wholly-Owned Subsidiaries of such Person.

         "Working Capital Loan" means each Revolving Loan incurred by Borrower hereunder which does not constitute an Acquisition Loan.

         "Working Capital Sublimit" means, at any time, $50,000,000.

         "Written" or "In Writing" means any form of written communication or a communication by means of telecopier device or authenticated telex, telegraph or cable.

         "WSP" means, collectively, Willis Stein & Partners II, L.P. and Willis Stein & Partners Dutch, L.P.

         "WSP Entities" means WSP and certain other investors identified in Exhibit D to the Reorganization Agreement.

         "WSP Financing" is defined in Section 5.1(w).

         "Y2K Problem" means any significant risk that computer hardware, software or equipment containing embedded microchips essential to the business or operations of Borrower or any of its Subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as efficiently and reliably in all material respects as in the case of times or time periods occurring before January 1, 2000, including the making of accurate leap year calculations.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. The words "herein," "hereof" and words of similar import as used in this Agreement shall refer to this Agreement as a whole and not to any particular provision in this Agreement. References to "Articles", "Sections", "paragraphs", "Exhibits" and "Schedules" in this Agreement shall refer to Articles, Sections, paragraphs, Exhibits and Schedules of this Agreement unless otherwise expressly provided; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

         Section 1.2. Accounting Terms; Financial Statements. All accounting terms used herein but not expressly defined in this Agreement shall have respective meanings given to them in accordance with GAAP in effect on the date hereof in the United States of America. Except as otherwise expressly provided herein, all computations and determinations for purposes of determining compliance with the financial requirements of this Agreement shall be made in accordance with GAAP in effect in the United States of America on the date hereof and on a basis consistent with the presentation of the financial statements and projections delivered pursuant to, or otherwise referred to in, Sections 6.5(a) and 6.5(e). Notwithstanding the foregoing sentence, the financial statements required to be delivered pursuant to Section 7.1 shall be prepared in accordance with GAAP in the United States of America as in effect on the respective dates of their preparation. Unless otherwise provided for herein, wherever any computation is to be made with respect to any Person and its Subsidiaries, such computation shall be made so as to exclude all items of income, assets and liabilities attributable to any Person which is not a Subsidiary of such Person.

                                   ARTICLE II
                           AMOUNT AND TERMS OF CREDIT

         Section 2.1. The Commitments.

         (a) Term Loans.

         (i) Term A Loans. Each Term A Lender, severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make loans (each such loan, a "Term A Loan" and collectively, the "Term A Loans") to Borrower on the Initial Borrowing Date (i) in an aggregate principal amount equal to its Term A Pro Rata Share of $28,531,510.92 and (ii) pursuant to Section 2.9(c)(ii), from time to time on or prior to the final expiration date of the Rollover Letters of Credit in an aggregate principal amount equal to its Term A Pro Rata Share of each drawing under any Rollover Letter of Credit, with the aggregate principal amount of all Term A Loans made by each such Term A Lender not to exceed the Term A Commitment of such Term A Lender. The Term A Loans incurred by Borrower (i) shall be denominated in Dollars and (ii) shall be made as Base Rate Loans. Except as hereinafter provided, Term A Loans may, at the option of Borrower, be maintained as and/or converted into Base Rate Loans or Eurodollar Loans. All Term A Loans made by the Term A Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term A Loans of the same Type and (ii) shall not exceed for any Lender at the time of incurrence thereof that aggregate principal amount which when added to all other Term A Loans made by such Lender equals the Term A Commitment, if any, of such Lender at such time. No amount of a Term A Loan which is repaid or prepaid by Borrower may be reborrowed hereunder.

         (ii) Term B Loans. Each Term B Lender, severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make a loan (each such loan, a "Term B Loan" and collectively, the "Term B Loans") to Borrower on the Initial Borrowing Date in an aggregate principal amount equal to the Term B Commitment of such Term B Lender. The Term B Loans (i) shall be incurred by Borrower pursuant to a single drawing, which shall be on the Initial Borrowing Date, (ii) shall be denominated in Dollars, (iii) shall be made as Base Rate Loans and, except as hereinafter provided, may, at the option of Borrower, be maintained as and/or converted into Base Rate Loans or Eurodollar Loans, provided, that all Term B Loans made by the Term B Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term B Loans of the same Type and (iv) shall not exceed for any Lender at the time of incurrence thereof on the Initial Borrowing Date that aggregate principal amount which equals the Term B

     Commitment, if any, of such Lender at such time. No amount of a Term B Loan which is repaid or prepaid by Borrower may be reborrowed hereunder.

         (iii) Term C Loans. Each Term C Lender, severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make a loan (each such loan, a "Term C Loan" and collectively, the "Term C Loans") to Borrower on the Restatement Date in an aggregate principal amount equal to the Term C Commitment of such Term C Lender. The Term C Loans (i) shall be incurred by Borrower pursuant to a single drawing which shall be on the Restatement Date, (ii) shall be denominated in Dollars, (iii) shall be made as Base Rate Loans and, except as hereinafter provided, may, at the option of Borrower, be maintained as and/or converted into Base Rate Loans or Eurodollar Loans, provided, that all Term C Loans made by the Term C Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term C Loans of the same Type and (iv) shall not exceed for any Lender at the time of incurrence thereof on the Restatement Date that aggregate principal amount which equals the Term C Commitment, if any, of such Lender at such time. No amount of a Term C Loan which is repaid or prepaid by Borrower may be reborrowed hereunder.

         (b) Revolving Loans.


         (i) Working Capital Loans and Acquisition Revolving Loans. Each Revolving Lender, severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make loans to Borrower on a revolving basis from time to time during the Commitment Period (provided that Acquisition Revolving Loans may only be made during the Acquisition Commitment Period), in an amount not to exceed its Revolver Pro Rata Share of the Total Available Revolving Commitment (each such loan by any Lender, a "Revolving Loan" and collectively, the "Revolving Loans"). Borrower and the Revolving Lenders acknowledge the making of the Revolving Loans which are outstanding on the Restatement Date in accordance with the terms of the Existing Credit Agreement and agree that such Revolving Loans shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents. The Revolving Loans (i) shall be denominated in Dollars and (ii) if made on the Initial Borrowing Date (or any date, in the case of Acquisition Revolving Loans), shall be made as Base Rate Loans and, except as hereinafter provided, may, at the option of Borrower, be maintained as and/or converted into Base Rate Loans or Eurodollar Loans. All Revolving Loans comprising the same Borrowing hereunder shall be made by the Revolving Lenders simultaneously and in proportion to their respective Revolving Commitments. Prior to the Revolver Termination Date, Working Capital Loans may be repaid and reborrowed by Borrower in accordance with the provisions hereof. Prior to the last day of the Acquisition Commitment Period, Acquisition Revolving Loans may be repaid and reborrowed by Borrower in accordance with the provisions hereof. Except as otherwise specifically provided herein, all Revolving Loans comprising the same Borrowing shall at all times be of the same Type.

         (ii) Sublimit Amounts. Revolving Loans may not be incurred as Acquisition Revolving Loans if after giving effect thereto the aggregate outstanding principal amount of Acquisition Revolving Loans would exceed the Acquisition Revolving Sublimit at such time. Revolving Loans may not be incurred as Working Capital Loans if after giving effect thereto the aggregate outstanding principal amount of Working Capital Loans would exceed the Working Capital Sublimit at such time.

         (iii) Conversion of Acquisition Revolving Loans. Subject to and upon the terms and conditions set forth herein, Borrower and each Lender agree that, at 9:00 A.M. (New York City time) on the Acquisition Revolver Conversion Date, the aggregate principal amount of Acquisition Revolving Loans owing to each Revolving Lender and outstanding at such time shall (unless such Acquisition Revolving Loans have been declared (or have become) due and payable pursuant to this Agreement), without any notice or action by any party hereto, automatically convert to and thereafter constitute term loans (each such Loan by any Revolving Lender, an "Acquisition Term Loan" and collectively the "Acquisition Term Loans" and together with the Acquisition Revolving Loans, the "Acquisition Loans") owing to such Lenders hereunder. The Acquisition Term Loans shall (i) subject to the provisions of Section 2.3, initially be continued as one or more Borrowing of Base Rate Loans or Eurodollar Loans in accordance with the designation of such Borrowings immediately prior to giving effect to such conversion, with any Interest Periods applicable thereto to continue in effect until the expiration thereof, provided that, all Acquisition Term Loans comprising the same Borrowing shall at all times be of the same Type and (ii) not exceed an initial principal amount for any Lender that amount which equals the aggregate principal amount of Acquisition Revolving Loans owed to such Lender and outstanding immediately prior to such conversion. Once repaid, Acquisition Term Loans may not be reborrowed.

         (c) Swing Line Loans.

         (i) Swing Line Commitment. Subject to the terms and conditions hereof, the Swing Line Lender in its individual capacity agrees to make swing line loans in Dollars ("Swing Line Loans") to Borrower on any Business Day from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed $2,500,000; provided, however, that in no event may the amount of any Borrowing of Swing Line Loans (A) exceed the Total Available Revolving Commitment immediately prior to such Borrowing (after giving effect to the use of proceeds thereof), (B) cause the outstanding Acquisition Revolving Loans and Working Capital Loans of any Revolving Lender, when added to such Lender's Revolver Pro Rata Share of the then outstanding Swing Line Loans and Revolver Pro Rata Share of the aggregate LC Obligations (exclusive of Unpaid Drawings relating to LC Obligations which are repaid with the proceeds of, and simultaneously with the incurrence of, Working Capital Loans or Swing Line Loans) to exceed such Lender's Revolving Commitment or (C) cause the outstanding Working Capital Loans of all Revolving Lenders, when added to the then outstanding Swing Line Loans and the aggregate LC Obligations (exclusive of Unpaid Drawings relating to LC Obligations which are repaid with the proceeds of, and simultaneously with the incurrence of, Working Capital Loans or Swing Line Loans) to exceed the Working Capital Sublimit. Amounts borrowed by Borrower under this

     Section 2.1(c)(i) may be repaid and reborrowed during the period from the Original Closing Date to but excluding five (5) Business Days prior to the Revolver Termination Date. The Swing Line Loans shall be made in Dollars and maintained as Base Rate Loans and, notwithstanding Section 2.6, shall not be entitled to be converted into any other Type of Loan.

         (ii) Refunding of Swing Line Loans. The Swing Line Lender, at any time in its sole and absolute discretion, may on behalf of Borrower (which hereby irrevocably direct the Swing Line Lender to so act on their behalf) notify each Revolving Lender (including the Swing Line Lender) to make a Working Capital Loan in an amount equal to such Lender's Revolver Pro Rata Share of the principal amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given, provided, however, that such notice shall be deemed to have automatically been given upon the occurrence of an Event of Default under Sections 10.1(e) or 10.1(f) or upon the occurrence of a Change of Control. Unless any of the events described in Sections 10.1(e) or 10.1(f) shall have occurred (in which event the procedures of Section 2.1(c)(iii) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Working Capital Loan are then satisfied, each Revolving Lender shall make the proceeds of its Working Capital Loan available to the Swing Line Lender at the Payment Office prior to 11:00 A.M., New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Working Capital Loans shall be immediately applied to repay the Refunded Swing Line Loans.

         (iii) Participation in Swing Line Loans. If, prior to refunding a Swing Line Loan with a Revolving Loan pursuant to Section 2.1(c)(ii), one of the events described in Sections 10.1(e) or 10.1(f) shall have occurred, or if for any other reason a Working Capital Loan cannot be made pursuant to
     Section 2.1(c)(ii), then, subject to the provisions of Section 2.1(c)(iv) below, each Revolving Lender will, on the date such Working Capital Loan was to have been made, purchase (without recourse or warranty) from the Swing Line Lender an undivided participation interest in the Swing Line Loan in an amount equal to its Revolver Pro Rata Share of such Swing Line Loan. Upon request, each Revolving Lender will immediately transfer to the Swing Line Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swing Line Lender will deliver to such Lender a Swing Line Loan Participation Certificate dated the date of receipt of such funds and in such amount.

         (iv) Lenders' Obligations Unconditional. Each Revolving Lender's obligation to make Working Capital Loans in accordance with Section 2.1(c)(ii) and to purchase participating interests in accordance with
     Section 2.1(c)(iii) above shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Event of Default or Unmatured Event of Default; (C) any adverse change in the condition (financial or otherwise) of Borrower or any other Person; (D) any breach of this Agreement by Borrower or any other Person; (E) any inability of Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such participating interest is to be purchased or (F) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Revolving Lender does not make available to the Swing Line Lender the amount required pursuant to Section 2.1(c)(ii) or
     (iii) above, as the case may be, the Swing Line Lender shall be entitled to recover such amount on demand from such Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Rate for the first two Business Days and at the Base Rate thereafter. Notwithstanding the foregoing provisions of this
     Section 2.1(c)(iv), no Lender shall be required to make a Working Capital Loan to Borrower for the purpose of refunding a Swing Line Loan pursuant to
     Section 2.1(c)(ii) above or to purchase a participating interest in a Swing Line Loan pursuant to Section 2.1(c)(iii) if an Event of Default or Unmatured Event of Default has occurred and is continuing and, prior to the making by the Swing Line Lender of such Swing Line Loan, the Swing Line Lender has received written notice from such Lender specifying that such Event of Default or Unmatured Event of Default has occurred and is continuing, describing the nature thereof and stating that, as a result thereof, such Lender shall cease to make such Refunded Swing Line Loans and purchase such participating interests, as the case may be; provided, however, that the obligation of such Lender to make such Refunded Swing Line Loans and to purchase such participating interests shall be reinstated upon the earlier to occur of (y) the date upon which such Lender notifies the Swing Line Lender that its prior notice has been withdrawn and (z) the date upon which the Event of Default or Unmatured Event of Default specified in such notice no longer is continuing.

         Section 2.2. Notes.

         (a) Evidence of Indebtedness. Borrower's obligation to pay the principal of and interest on all the Loans made to it by each Lender shall be evidenced, (1) if Term A Loans, by a promissory note (each, a "Term A Note" and, collectively, the "Term A Notes") duly executed and delivered by Borrower substantially in the form of Exhibit 2.2(a)(1) hereto, with blanks appropriately completed in conformity herewith, (2) if Term B Loans, by a promissory note (each, a "Term B Note" and, collectively, the "Term B Notes") duly executed and delivered by Borrower substantially in the form of Exhibit 2.2(a)(2) hereto, with blanks appropriately completed in conformity herewith, (3) if Revolving Loans, by a promissory note (each, a "Revolving Note" and, collectively, the "Revolving Notes") duly executed and delivered by Borrower substantially in the form of Exhibit 2.2(a)(3) hereto, with blanks appropriately completed in conformity herewith, and (4) if Swing Line Loans, by a promissory note (the "Swing Line Note") duly executed and delivered by Borrower substantially in the form of Exhibit 2.2(a)(4) hereto, with blanks appropriately completed in conformity herewith and (5) if Term C Loans, by a promissory note (each, a "Term C Note" and, collectively, the "Term C Notes") duly executed and delivered by Borrower substantially in the form of Exhibit 2.2(a)(5) hereto, with blanks appropriately completed in conformity herewith.

         (i) Provisions of the Term A Notes. The Term A Note issued to each Term A Lender shall (A) be executed by Borrower , (B) be payable to the order of such Term A Lender and be dated the Initial Borrowing Date, (C) be in a stated principal amount equal to the Term A Commitment of such Term A Lender and be payable in the aggregate principal amount of the Term A Loan evidenced thereby, (D) mature, with respect to each Term A Loan evidenced thereby, on the Term A Loan Maturity Date, (E) be subject to mandatory prepayment as provided in Section 4.4,
     (F) bear interest as provided in Section 3.1 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby and (G) be entitled to the benefits of this Agreement and the other applicable Loan Documents.

         (ii) Provisions of the Term B Notes. The Term B Note issued to each Term B Lender shall (A) be executed by Borrower (B) be payable to the order of such Term B Lender and be dated the Initial Borrowing Date, (C) be in a stated principal amount equal to the Term B Commitment of such Term B Lender and be payable in the aggregate principal amount of the Term B Loan evidenced thereby, (D) mature, with respect to each Term B Loan evidenced thereby, on the Term B Loan Maturity Date, (E) be subject to mandatory prepayment as provided in Section 4.4, (F) bear interest as provided in
     Section 3.1 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby and (G) be entitled to the benefits of this Agreement and the other applicable Loan Documents.

         (iii) Provisions of the Revolving Notes. The Revolving Note issued to each Revolving Lender shall (A) be executed by Borrower, (B) be payable to the order of such Lender and be dated the Initial Borrowing Date, (C) prior to the Acquisition Revolver Conversion Date be in a stated principal amount equal to the Revolving Commitment (and, from and after the Acquisition Revolver Conversion Date, equal to the Revolving Commitment plus the aggregate principal amount of such Lender's outstanding Acquisition Term Loans as of the Acquisition Revolver Conversion Date) of such Revolving Lender and be payable in the aggregate principal amount of the Revolving Loans evidenced thereby, (D) mature, with respect to each Loan evidenced thereby, on the Revolver Termination Date, (E) be subject to mandatory prepayment as provided in Section 4.4, (F) bear interest as provided in the appropriate clause of Section 3.1 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby and (G) be entitled to the benefits of this Agreement and the other applicable Loan Documents.

         (iv) Provisions of the Swing Line Note. The Swing Line Note issued to BT shall (A) be executed by Borrower, (B) be payable to the order of BT or its registered assigns and be dated the Initial Borrowing Date, (C) be in a stated principal amount equal to the Swing Line Commitment and be payable in the aggregate principal amount of the Swing Line Loans evidenced thereby, (D) mature, with respect to each Loan evidenced thereby, five (5) Business Days prior to the Revolver Termination Date, (E) be subject to mandatory prepayment as provided in Section 4.4 and voluntary prepayment as provided in Section 4.3, (F) bear interest as provided in Section 3.1 in respect of the Base Rate Loan evidenced thereby and (G) be entitled to the benefits of this Agreement and the other applicable Loan Documents.

         (v) Provisions of the Term C Notes. The Term C Note issued to each Term C Lender shall (A) be executed by Borrower, (B) be payable to the order of such Term C Lender and be dated the Restatement Date, (C) be in a stated principal amount equal to the Term C Commitment of such Term C Lender and be payable in the aggregate principal amount of the Term C Loan evidenced thereby, (D) mature, with respect to each Term C Loan evidenced thereby, on the Term C Loan Maturity Date, (E) be subject to mandatory prepayment as provided in Section 4.4,
     (F) bear interest as provided in Section 3.1 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby and (G) be entitled to the benefits of this Agreement and the other applicable Loan Documents.

         (b) Notation of Payments. Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of any of its Notes, endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect Borrower's or any guarantor's obligations hereunder or under the other applicable Loan Documents in respect of such Loans.

         Section 2.3. Minimum Amount of Each Borrowing; Maximum Number of Borrowings. Except for the funding of Working Capital Loans pursuant to Sections 2.1(c)(ii) and 2.9(c)(i) and the funding of Term A Loans on the Initial Borrowing Date pursuant to Section 2.1(a)(i) and after the Initial Borrowing Date pursuant to Section 2.9(c)(ii), the aggregate principal amount of each Borrowing by Borrower hereunder shall be not less than (i) in the case of a Base Rate Loan, $1,000,000 and, if greater, shall be in integral multiples of $500,000 above such minimum (or, if less, the then Total Available Revolving Commitment) and (ii) in the case of a Eurodollar Loan, $1,000,000 and, if greater, shall be in integral multiples of $500,000 above such minimum and (iii) in the case of a Swing Line Loan, $250,000 and, if greater, shall be in integral multiples of $50,000 above such minimum. The aggregate principal amount of the initial Borrowing of Acquisition Term Loans shall be equal to the outstanding principal amount of Borrowings of Acquisition Revolving Loans at 9:00 a.m. (New York City time) on the Acquisition Revolver Conversion Date. More than one Borrowing may be incurred on any date; provided that at no time shall there be outstanding more than ten (10) Borrowings of Eurodollar Loans.

         Section 2.4. Borrowing Options. The Term Loans and the Revolving Loans shall, at the option of Borrower except as otherwise provided in this Agreement, be (i) Base Rate Loans, (ii) Eurodollar Loans, or (iii) part Base Rate Loans and part Eurodollar Loans; provided, however, that prior to the earlier to occur of
(a) the 90th day after the Restatement Date and (b) the date on which Agent determines in its sole discretion that the primary syndication of the Term C Loans has been completed (with Agent agreeing to promptly notify Borrower of such determination) (the "Syndication Period"), no Term C Loan may be made or converted, into a Eurodollar Loan with an Interest Period in excess of 30 days (with all such Interest Periods ending on the same day during such period). As to any Eurodollar Loan, any Lender may, if it so elects, fulfill its commitment by causing a foreign branch or affiliate to make or continue such Loan, provided that in such event that Lender's Loan shall, for the purposes of this Agreement, be considered to have been made by that Lender and the obligation of Borrower to repay such Loan shall nevertheless be to that Lender and shall be deemed held by that Lender, for the account of such branch or affiliate.

         Section 2.5. Notice of Borrowing. Whenever Borrower desires to make a Borrowing of any Loan hereunder, it shall give Agent at its office located at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 (or such other address as the Agent may hereafter designate in writing to the parties hereto) (the "Notice Address") at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing), given not later than 12:00 P.M. (New York City time) of each Base Rate Loan, and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing), given not later than 12:00 P.M. (New York City time), of each Eurodollar Loan to be made hereunder; provided, however, that a Notice of Borrowing with respect to Borrowings to be made on the date hereof may, at the discretion of Agent, be delivered later than the time specified above. Whenever Borrower desires that Swing Line Lender make a Swing Line Loan under Section 2.1(c), it shall deliver to Swing Line Lender prior to 12:00 P.M. (New York City time) on the date of Borrowing written notice (or telephonic notice promptly confirmed in writing). Each such notice (each a "Notice of Borrowing"), which shall be in the form of
Exhibit 2.5 hereto, shall be deemed a representation by Borrower that all conditions precedent to such Borrowing have been satisfied and shall specify (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (ii) the date of Borrowing (which shall be a Business Day), (iii) whether the Revolving Loans being made pursuant to such Borrowing are Working Capital Loans or Acquisition Revolving Loans and (iv) whether the Loans being made pursuant to such Borrowing are to be Base Rate Loans or Eurodollar Loans and, with respect to Eurodollar Loans, the Interest Period to be applicable thereto. Agent shall as promptly as practicable give each Lender written or telephonic notice (promptly confirmed in writing) of each proposed Borrowing, of such Lender's Revolver Pro Rata Share, Term A Pro Rata Share, Term B Pro Rata Share or Term C Pro Rata Share, as applicable, thereof and of the other matters covered by the Notice of Borrowing. Without in any way limiting Borrower's obligation to confirm in writing any telephonic notice, Agent or the Swing Line Lender (in the case of Swing Line Loans) or the respective Facing Agent (in the case of Letters of Credit) may act without liability upon the basis of telephonic notice believed by Agent in good faith and in the absence of gross negligence or willful misconduct to be from a Responsible Officer of Borrower prior to receipt of written confirmation. Agent's records shall, absent manifest error, be final, conclusive and binding on Borrower with respect to evidence of the terms of such telephonic Notice of Borrowing.

         Section 2.6. Conversion or Continuation. Subject to Section 2.4, Borrower may elect (i) on any Business Day to convert Base Rate Loans or any portion thereof to Eurodollar Loans and (ii) at the end of any Interest Period with respect thereto, to convert Eurodollar Loans or any portion thereof into Base Rate Loans or to continue such Eurodollar Loans or any portion thereof for an additional Interest Period; provided, however, that the aggregate principal amount of the Eurodollar Loans for each Interest Period therefor must be in an aggregate principal amount of $1,000,000 or an integral multiple of $500,000 in excess thereof. Each such election shall be in substantially the form of Exhibit
2.6 hereto (a "Notice of Conversion or Continuation") and shall be made by giving Agent at least three Business Days' prior written notice thereof, given not later than 12:00 P.M. (New York City time), to the Notice Address specifying
(i) the amount and type of conversion or continuation, (ii) in the case of a conversion to or a continuation of Eurodollar Loans, the Interest Period therefor, (iii) whether such conversion or continuation is made with respect to Acquisition Loans, Working Capital Loans, Term A Loans, Term B Loans or Term C Loans and (iv) in the case of a conversion, the date of conversion (which date shall be a Business Day and, if a conversion from Eurodollar Loans, shall also be the last day of the Interest Period therefor). Notwithstanding the foregoing, no conversion in whole or in part of Base Rate Loans to Eurodollar Loans, and no continuation in whole or in part of Eurodollar Loans upon the expiration of any Interest Period therefor, shall be permitted at any time at which an Unmatured Event of Default or an Event of Default shall have occurred and be continuing. If, within the time period required under the terms of this
Section 2.6, Agent does not receive a Notice of Conversion or Continuation from Borrower containing a permitted election to continue any Eurodollar Loans for an additional Interest Period or to convert any such Loans, then, upon the expiration of the Interest Period therefor, such Loans will be automatically converted to Base Rate Loans. Each Notice of Conversion or Continuation shall be irrevocable.

         Section 2.7. Disbursement of Funds. No later than 12:00 P.M. (New York City time) on the date specified in each Notice of Borrowing, each Lender will make available its Term A Pro Rata Share of Term A Loans, Term B Pro Rata Share of Term B Loans, Term C Pro Rata Share of Term C Loans and Revolver Pro Rata Share of Revolving Loans of the Borrowing requested to be made on such date in Dollars and in immediately available funds, at the office (the "Payment Office") of Agent located at One Bankers Trust Plaza, 130 Liberty Street, 14th Floor New York, New York 10006 Attention: Commercial Loan Division (for the account of such non-U.S. office of Agent as Agent may direct in the case of Eurodollar Loans) and Agent will make available to Borrower at its Payment Office the aggregate of the amounts so made available by the Lenders. Unless Agent shall have been notified by any Lender at least one Business Day prior to the date of Borrowing that such Lender does not intend to make available to Agent such Lender's portion of the Borrowing to be made on such date, Agent may assume that such Lender has made such amount available to Agent on such date of Borrowing and Agent may, but shall not be required to, in reliance upon such assumption, make available to Borrower a corresponding amount. If such corresponding amount is not in fact made available to Agent by such Lender on the date of Borrowing, Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon Agent's demand therefor, Agent shall promptly notify Borrower and, if so notified, Borrower shall immediately pay such corresponding amount to Agent. Agent shall also be entitled to recover from Borrower interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by Agent to Borrower to the date such corresponding amount is recovered by Agent, at a rate per annum equal to the rate for Base Rate Loans or Eurodollar Loans, as the case may be, applicable during the period in question, provided, however, that any interest paid to Agent in respect of such corresponding amount shall be credited against interest payable by Borrower to such Lender under Section 3.1 in respect of such corresponding amount. Any amount due hereunder to Agent from any Lender which is not paid when due shall bear interest payable by such Lender, from the date due until the date paid, at the Federal Funds Rate for the first three days after the date such amount is due and thereafter at the Federal Funds Rate plus 1%, together with Agent's standard interbank processing fee. Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, amounts due with respect to its Letters of Credit (or its participations therein) and any other amounts due to it hereunder first to Agent to fund any outstanding Loans made available on behalf of such Lender by Agent pursuant to this Section 2.7 until such Loans have been funded (as a result of such assignment or otherwise) and then to fund Loans of all Lenders other than such Lender until each Lender has outstanding Loans equal to its Term A Pro Rata Share of all Term A Loans, its Term B Pro Rata Share for all Term B Loans, its

Term C Pro Rata Share of all Term C Loans and its Revolver Pro Rata Share of all Revolving Loans (as a result of such assignment or otherwise). Such Lender shall not have recourse against Borrower with respect to any amounts paid to Agent or any Lender with respect to the preceding sentence; provided, that such Lender shall have full recourse against Borrower to the extent of the amount of such Loans it has so been deemed to have made. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights which Borrower may have against the Lender as a result of any default by such Lender hereunder.

         Section 2.8. Pro Rata Borrowings. All Borrowings of Term A Loans, Term B Loans, Term C Loans and Revolving Loans under this Agreement shall be loaned by the Lenders pro rata on the basis of their Term A Commitments, Term B Commitments, Term C Commitments or Revolving Commitments, as the case may be. No Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Commitments hereunder.

         Section 2.9. Letter of Credit.


         (a) Letter of Credit Commitments.


         (i) Subject to and upon the terms and conditions herein set forth and such other conditions as are applicable to its customers generally, BT agrees to issue, or cause one of its Affiliates (including without limitation Deutsche Bank AG, New York Branch), to issue in its own name (in such capacity, "Facing Agent"), but for the ratable benefit of all Term A Lenders (including Facing Agent) in the case of Rollover Letters of Credit and for the ratable benefit of all Revolving Lenders (including the Facing Agent) in the case of all Letters of Credit other than Rollover Letters of Credit (A) on the Initial Borrowing Date, the Rollover Letters of Credit, and (B) at any time and from time to time on or after the Initial Borrowing Date and prior to the 30th day preceding the Revolver Termination Date, one or more Letters of Credit (other than a Rollover Letter of Credit), each having a Stated Amount in Dollars and each being issued at sight, for the account of Borrower in an aggregate undrawn amount at any one time outstanding that together with the aggregate Stated Amount of other Letters of Credit then outstanding (other than a Rollover Letter of Credit), does not exceed $15,000,000; provided, however, that Facing Agent shall not issue or extend the expiration of any Letter of Credit if, immediately after giving effect to such issuance or extension, (A) the aggregate LC Obligations at such time would exceed $15,000,000, (B) the Available Revolving Commitment of any Revolving Lender would be less than zero or (C) the outstanding Working Capital Loans of all Revolving Lenders, when added to the then outstanding Swing Line Loans and the aggregate LC Obligations, would exceed the Working Capital Sublimit. Each Revolving Lender severally, but not jointly, agrees to participate in each such Letter of Credit (other than a Rollover Letter of Credit) issued by Facing Agent to the extent of its Revolver Pro Rata Share and to make available to Facing Agent such Lender's Revolver Pro Rata Share of any payment made to the beneficiary of such Letter of Credit to the extent not reimbursed by Borrower pursuant to
     Section 2.9(c)(i); provided, however, that no Revolving Lender shall be required to participate in any such Letter of Credit to the extent that such participation therein would exceed such Lender's Available Revolving Commitment then in effect. Each Term A Lender severally, but not jointly agrees to participate in each Rollover Letter of Credit issued by Facing Agent to the extent of its Term A Pro Rata Share and to make available to Facing Agent such Lender's Term A Pro Rata Share of any payment made to the beneficiary of such Rollover Letter of Credit pursuant to Section 2.9(c)(ii); provided, however, that no Term A Lender shall be required to participate in any Rollover Letter of Credit to the extent that such participation therein would exceed such Lender's Available Term A Commitment then in effect. No Lender's obligation to participate in any Letter of Credit or to make available to Facing Agent such Lender's Revolver Pro Rata Share or Term A Pro Rata Share as applicable of any Letter of Credit Payment made by Facing Agent shall be affected by any other Lender's failure to participate in the same or any other Letter of Credit or by any other Lender's failure to make available to Facing Agent such other Lender's Revolver Pro Rata Share or Term A Pro Rata Share as applicable of any Letter of Credit Payment. Notwithstanding the foregoing, in the event a Lender Default exists, Facing Agent shall not be required to issue any Letter of Credit unless Facing Agent has entered into arrangements satisfactory to it and Borrower to eliminate such Facing Agent's risk with respect to the participation in Letters of Credit of the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender's or Lenders' Revolver Pro Rata Share or Term A Pro Rata Share as applicable of the LC Obligations.

         (ii) Each Standby Letter of Credit issued or to be issued hereunder shall have an expiration date of one (1) year or less from the issuance date thereof and each Commercial Letter of Credit issued or to be issued hereunder shall have an expiration date of one hundred eighty (180) days or less from the issuance date hereof; provided, however, that each Standby Letter of Credit may provide by its terms that it will be automatically extended for additional successive periods of up to one (1) year unless Facing Agent shall have given notice to the applicable beneficiary of the election by Facing Agent (such election to be in the sole and absolute discretion of Facing Agent) not to extend such Letter of Credit; provided, further, that no Standby Letter of Credit or extension thereof shall be stated to expire later than the 10th Business Day preceding the Revolver Termination Date, no Rollover Letter of Credit or extension thereof shall be stated to expire later than the Rollover LC Termination Date and no Commercial Letter of Credit or extension thereof shall be stated to expire later than the day thirty (30) days prior to the Revolver Termination Date.

         (iii) Borrower and the Revolving Lenders acknowledge the issuance of the Letters of Credit which are outstanding on the Restatement Date in accordance with the terms of the Existing Credit Agreement and agree that such Letters of Credit shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents.

         (b) Procedure for Issuance of Letters of Credit. Whenever Borrower desires the issuance of a Letter of Credit hereunder, it shall give Agent and Facing Agent at least three (3) Business Days' prior written notice (or such shorter period as may be agreed to by Borrower, Agent and Facing Agent) specifying the day of issuance thereof (which day shall be a Business Day), such notice to be given prior to 12:00 P.M. (New York City time) on the date specified for the giving of such notice. Each such notice (each, a "Letter of Credit Request") shall be in the form of Exhibit 2.9 hereto and shall specify (A) the proposed issuance date and expiration date, (B) the name(s) of each obligor with respect to such Letter of Credit, (C) Borrower as the account party, (D) the name and address of the beneficiary (which Person shall be reasonably acceptable to Facing Agent), (E) the Stated Amount of such proposed Letter of Credit and (F) the purpose of such Letter of Credit and such other information as Facing Agent may reasonably request (which shall be acceptable to Agent and Facing Agent). In addition, each Letter of Credit Request shall contain a description of the terms and conditions to be included in such proposed Letter of Credit (all of which terms and conditions shall be acceptable to Facing Agent). Promptly after the issuance or amendment of any Letter of Credit, Facing Agent shall notify Agent and Borrower of such issuance or amendment, and such notice shall be accompanied by a copy of such issuance or amendment. Promptly after receipt of such notice, Agent shall notify the Lenders of such issuance or amendment and shall provide a copy thereof upon the request of any Lender. Unless otherwise specified, all Letters of Credit will be governed by the Uniform Customs and Practice for Documentary Credits as in effect on the date of issuance of such Letter of Credit. Each Letter of Credit shall include any other documents as Facing Agent customarily requires in connection therewith. On the Business Day specified by Borrower and upon fulfillment or waiver of the applicable conditions set forth in Article V, Facing Agent will issue the requested Letter of Credit to the applicable beneficiary.

         (c) Draws upon Letters of Credit; Reimbursement Obligation.

         (i) In the event of any drawing under any Letter of Credit (other than a Rollover Letter of Credit) by the beneficiary thereof, Facing Agent shall give written notice to Borrower and Agent (x) confirming such drawing and
     (y) of the date on or before which Facing Agent intends to honor such drawing, and Borrower shall reimburse Facing Agent on the day on which such drawing is honored in an amount in same day funds and like currency equal to the amount of such drawing; provided, however, that, anything contained in this Agreement to the contrary notwithstanding, (A) unless Borrower shall have notified Agent and Facing Agent prior to 11:00 A.M. (New York City time) on the Business Day Facing Agent intends to honor such drawing that Borrower intends to reimburse Facing Agent for the amount of such drawing with funds other than the proceeds of Working Capital Loans, Borrower shall be deemed to have timely given a Notice of Borrowing to Agent requesting each Revolving Lender to make Working Capital Loans which are Base Rate Loans on the date on which such drawing is honored in an amount equal to the amount of such drawing and (B) unless any of the events described in Section 10.1(e) or 10.1(f) shall have occurred (in which event the procedures of Section 2.9(d) shall apply) each such Lender shall, on the date of such drawing, make Working Capital Loans which are Base Rate Loans in the amount of its Revolver Pro Rata Share of such drawing, the proceeds of which shall be applied directly by Agent to reimburse Facing Agent for the amount of such drawing; provided, further, that, if for any reason, proceeds of Working Capital Loans are not received by Facing Agent on such date in an amount equal to the amount of such drawing, Borrower shall reimburse Facing Agent, on the Business Day immediately following the date of such drawing, in an amount in same day funds equal to the excess of the amount of such drawing over the amount of such Working Capital Loans, if any, which are so received, plus accrued interest on such amount at the rate set forth in Section 3.1(a).

         (ii) In the event of any drawing under any Rollover Letter of Credit by the beneficiary thereof, Facing Agent shall give written notice to Borrower and Agent (which notice Agent shall promptly transmit to the Term A Lenders) confirming such drawing and of the date on or before which Facing Agent intends to honor such drawing. Borrower shall be deemed to have timely given a Notice of Borrowing to Agent requesting each Term A Lender to make Term A Loans which are Base Rate Loans on the date on which such drawing is honored in an amount equal to the amount of such drawing and unless any of the events described in Section 10.1(e) or 10.1(f) shall have occurred (in which event the procedures of Section 2.9(d) shall apply) each Term A Lender shall, on the date of such drawing, make Term A Loans which are Base Rate Loans in the amount of its Term A Pro Rata Share of such drawing, the proceeds of which shall be applied directly by Agent to reimburse Facing Agent for the amount of such drawing; provided, further, that, if for any reason, proceeds of Term A Loans are not received by Facing Agent on such date in an amount equal to the amount of such drawing, Borrower shall reimburse Facing Agent, on the Business Day immediately following the date of such drawing, in an amount in same day funds equal to the excess of the amount of such drawing over the amount of such Term A Loans, if any, which are so received, plus accrued interest on such amount at the rate set forth in Section 3.1(a).

         (d) Lenders' Participation in Letters of Credit. In the event that Borrower shall fail to reimburse Facing Agent as provided in Section 2.9(c) in an amount equal to the amount of any drawing honored by Facing Agent under a Letter of Credit issued by it in accordance with the terms hereof, Facing Agent shall promptly notify Agent and Agent shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Each such Lender shall make available to Facing Agent an amount equal to its Revolver Pro Rata Share or Term A Pro Rata Share, as applicable, of such drawing in same day funds, at the office of Facing Agent specified in such notice, not later than 1:00 P.M. (New York City time) on the Business Day after the date such Lender is notified by Agent. In the event that any such Lender fails to make available to Facing Agent the amount of such Lender's participation in such Letter of Credit as provided in this Section 2.9(d), Facing Agent shall be entitled to recover such amount on demand from such Lender together with interest at the Federal Funds Rate for two Business Days and thereafter at the Base Rate. Nothing in this Section 2.9(d) shall be deemed to prejudice the right of any Lender to recover from Facing Agent any amounts made available by such Lender to Facing Agent pursuant to this Section 2.9(d) in the event that it is determined that the payment with respect to a Letter of Credit by Facing Agent in respect of which payment was made by such Lender constituted gross negligence or willful misconduct as determined by a court of competent jurisdiction on the part of Facing Agent. Facing Agent shall distribute to each other Lender which has paid all amounts payable by it under this Section 2.9(d) with respect to any Letter of Credit issued by Facing Agent such other Lender's Revolver Pro Rata Share or Term A Pro Rata Share, as applicable, of all payments received by Facing Agent from Borrower in reimbursement of drawings honored by Facing Agent under such Letter of Credit when such payments are received. Upon any change in the Revolving Commitments or Term A Commitments of the Lenders pursuant to Section 3.7 or 12.8(c) or otherwise, it is hereby agreed that, with respect to all LC Obligations, there shall be an automatic adjustment to the participations pursuant to this Section 2.9(d) to reflect the new Revolver Pro Rata Shares of the assigning Lender and the Assignee and with respect to all Rollover LC Obligations, there shall be an automatic adjustment to the participations pursuant to

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
this Section 2.9(d) to reflect the new Term A Pro Rata Shares of the assigning Lender and the Assignee.

         (e) Fees for Letters of Credit.

         (i) Facing Agent Fees. Borrower agrees to pay the following amounts to Facing Agent with respect to Letters of Credit issued by it for the account of Borrower:

         (A) with respect to drawings honored under any Letter of Credit, interest, payable on demand, at a rate which is at all times equal to 2% per annum in excess of the Base Rate on the amount paid by Facing Agent in respect of each such drawing from the date the drawing is honored (unless such drawing occurs after 4:00 p.m. (New York City time) in which case from the day following such drawing) to the date such amount is reimbursed by Borrower (including any such reimbursement out of the proceeds of Revolving Loans or Term A Loans, as applicable, pursuant to Section 2.9(c));

         (B) with respect to the issuance or amendment of each Letter of Credit and each payment made thereunder, documentary and processing charges in accordance with Facing Agent's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be; and

         (C) a facing fee equal to 0.25% per annum of the outstanding LC Obligations and Rollover LC Obligations payable with respect to the maximum Stated Amount under such outstanding Letters of Credit payable in arrears on each Quarterly Payment Date, on the Revolver Termination Date and thereafter, on demand together with customary issuance and drawing charges payable pursuant to clause (B) above; provided, however, if calculation of the facing fee in the manner set forth above would result in a facing fee of less than $500 per year per Letter of Credit, Borrower shall be obligated to pay such additional amount to the Facing Agent so as to provide for a minimum facing fee of $500 per year per Letter of Credit.

         (ii) Participating Lender Fees.

         (A) Borrower agrees to pay to Agent for distribution to each participating Lender that is not a Defaulting Lender in respect of all Letters of Credit (other than Rollover Letters of Credit) outstanding such Lender's Revolver Pro Rata Share of a per annum commission equal to the Applicable Eurodollar Rate Margin for Revolving Loans with respect to the daily Stated Amount under such outstanding Letters of Credit (the "LC Commission"), payable in arrears on each Quarterly Payment Date, on the Revolver Termination Date and thereafter, on demand. The LC Commission shall be computed on a per annum basis from the first day of issuance of each Letter of Credit and on the basis of the actual number of days elapsed over a year of 360 days.

         (B) Borrower agrees to pay to Agent for distribution to each participating Lender that is not a Defaulting Lender in respect of all Rollover Letters of Credit outstanding such Lender's Term A Pro Rata Share of a per annum commission equal to the Applicable Eurodollar Rate Margin for Revolving Loans with respect to the daily Stated Amount under such outstanding Rollover Letters of Credit (the "Rollover LC

     Commission"), payable in arrears on each Quarterly Payment Date, on the final expiration date of all Rollover Letters of Credit and thereafter, on demand. The Rollover LC Commission shall be computed on a per annum basis from the first day of issuance of each Rollover Letter of Credit and on the basis of the actual number of days elapsed over a year of 360 days.

         Promptly upon receipt by Facing Agent or Agent of any amount described in clause (i)(A) with respect to Letters of Credit other then Rollover Letters of Credit or (ii)(A) of this Section 2.9(e), Facing Agent or Agent shall distribute to each Lender (other than a Defaulting Lender) that has reimbursed Facing Agent in accordance with Section 2.9(d) its Revolver Pro Rata Share of such amount. Promptly upon receipt by Facing Agent or Agent of any amount described in clause (i)(A) with respect to Rollover Letters of Credit or (ii)(B) of this Section 2.9(e), Facing Agent or Agent shall distribute to each Lender (other than a Defaulting Lender) that has reimbursed Facing Agent in accordance with Section 2.9(d) its Term A Pro Rata Share of such amount. Amounts payable under clause (i)(B) and (C) of this Section 2.9(e) shall be paid directly to Facing Agent.

         (f) LC Obligations Unconditional. Subject to the last paragraph of
Section 2.9(g), the obligation of Borrower to reimburse Facing Agent for drawings made under any Letter of Credit issued by it and the obligations of each Lender under Section 2.9(d) with respect thereto shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances (except for any wrongful payment arising solely out of the willful misconduct, bad faith or gross negligence of Facing Agent), including, without limitation, any of the following circumstances:

         (i) any lack of validity or enforceability of such Letter of Credit;

         (ii) the existence of any claim, setoff, defense or other right which Borrower or any of its Affiliates may have at any time against a beneficiary or any transferee of such Letter of Credit (or any persons or entities for which any such beneficiary or transferee may be acting), Facing Agent, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrower or one of its Subsidiaries and the beneficiary of such Letter of Credit);

         (iii) any draft, demand, certificate or any other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, provided the same appears substantially in compliance with the draw requirements for the Letter of Credit;

         (iv) payment by Facing Agent under such Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit, provided the same appears on its face to substantially comply with the draw requirements for the Letter of Credit; and

         (v) the fact that an Event of Default or an Unmatured Event of Default shall have occurred and be continuing.

         (g) Indemnification. In addition to amounts payable as elsewhere provided in this Agreement, Borrower hereby agrees, to protect, indemnify, pay and save Facing Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys fees) (other than for Taxes, which shall be covered by Section 4.7) which Facing Agent may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of the Letters of Credit, except to the extent resulting primarily from the gross negligence, bad faith or willful misconduct of Facing Agent or (ii) the failure of Facing Agent to honor a drawing under any Letter of Credit as a result of any act or omissions, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions herein called "Government Acts"). As between Borrower and Facing Agent, Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by Facing Agent by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, Facing Agent shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of or any drawing under such Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, provided such document appears on its face to substantially comply with the requirements applicable to it; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of Facing Agent, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of any of Facing Agent's rights or powers hereunder.

         In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by Facing Agent under or in connection with the Letters of Credit issued by it or the related certificates, if taken or omitted in good faith, shall not put Facing Agent under any resulting liability to Borrower. Notwithstanding anything to the contrary contained in this Agreement, Borrower shall have no obligation to indemnify Facing Agent in respect of any liability incurred by Facing Agent arising primarily out of the gross negligence, bad faith or willful misconduct of Facing Agent. The right of indemnification in the first paragraph of this
Section 2.9(g) shall not prejudice any rights that Borrower may otherwise have against Facing Agent with respect to a Letter of Credit issued hereunder.

         (h) Stated Amount. The Stated Amount of each Letter of Credit shall not be less than $100,000 or such lesser amount as Facing Agent has agreed to.

         (i) Increased Costs. If at any time after the Original Closing Date, Facing Agent or any Lender determines that the introduction of or any change in any applicable law,


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

rule, regulation, order, guideline or request or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by Facing Agent or such Lender with any request or directive by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by Facing Agent or participated in by any Lender, or (ii) impose on Facing Agent or any Lender any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to Facing Agent or any Lender of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by Facing Agent or any Lender hereunder or reduce the rate of return on its capital with respect to Letters of Credit, then, upon demand to Borrower by Facing Agent or any Lender (a copy of which demand shall be sent by Facing Agent or such Lender to Agent), Borrower shall pay to Facing Agent or such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital (but excluding costs resulting from (A) changes in the rate of tax on, or determined by reference to, the net income or profits of such Facing Agent or Lender imposed by the jurisdiction in which such Facing Agent's or Lender's principal office or applicable lending office is located and (B) United States withholding taxes which shall be governed by the provisions of Section 4.7). In determining such additional amounts pursuant to the preceding sentence, Facing Agent or such Lender will act reasonably and in good faith and will, to the extent the increased costs or reductions in amounts receivable or reductions in rates of return relate to Facing Agent's or such Lender's letters of credit in general and are not specifically attributable to the Letters of Credit hereunder, use averaging and attribution methods which are reasonable and which cover all letters of credit similar to the Letters of Credit issued by or participated in by Facing Agent or such Lender whether or not the documentation for such other Letters of Credit permit Facing Agent or such Lender to receive amounts of the type described in this Section 2.9(i). Facing Agent or any Lender, upon determining that any additional amounts will be payable pursuant to this Section 2.9(i), will give prompt written notice thereof to Borrower, which notice shall include a certificate submitted to Borrower by Facing Agent or such Lender (a copy of which certificate shall be sent by Facing Agent or such Lender to Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate Facing Agent or such Lender, although failure to give any such notice shall not release or diminish Borrower's obligations to pay additional amounts pursuant to this Section 2.9(i) provided that Borrower shall not be required to compensate a Lender or Facing Agent pursuant to this section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or Facing Agent, as the case may be, notifies Borrower in writing of the additional amounts and of such Lender's or Facing Agent's intention to claim compensation therefor; provided further that, if the change in law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. The certificate required to be delivered pursuant to this Section 2.9(i) shall, absent manifest error, be final, conclusive and binding on Borrower and Facing Agent or the Lender, as applicable.

         Section 2.10. Additional Facility.

         (a) The Borrower shall have the right at any time (so long as no Default or Event of Default then exists) and from time to time after the Syndication Period and prior to the


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

earlier of (i) the date the Borrower together with Orius Capital Corp. issue additional Senior Subordinated Notes in accordance with Section 8.2(e) or (ii) the first anniversary of the Restatement Date, to incur from one or more existing Lenders and/or other Persons that are Eligible Assignees, and which, in each case, agree to make such loans to the Borrower, loans in an aggregate principal amount not to exceed $50,000,000, which loans may be incurred as (x) additional Term C Loans, with all references in this Agreement to Term C Loans (other than the provisions requiring Term C Loans to be incurred on the Restatement Date) to include the loans made pursuant to this Section 2.10(a)(x),
(y) term loans (the "Term D Loans") that are pari passu in all respects to the Loans made pursuant to Section 2.01 under a facility that would provide that the Term D Loans would have an average life to maturity and a final maturity no earlier than Term C Loans or (z) a combination of additional Term C Loans and Term D Loans allocated in a manner reasonably acceptable to Agent.

         (b) Each Lender making Term C Loans pursuant to this Section 2.10 not theretofore a Lender shall become party to this Agreement by executing a counterpart copy of this Agreement and returning the same to Agent. Borrower will execute and issue to each Lender making additional Term C Loans pursuant to this Section 2.10 a promissory note dated the date of the respective additional Term C Loan with substantially identical language to that in the Term C Loans executed on the Restatement Date (which new notes shall constitute Term C Notes). Upon the incurrence of such additional Term C Loans, the definition of "Scheduled Term C Repayments" will be automatically adjusted such that the remaining repayments will be increased proportionately (as opposed to equally). To the extent that the Borrower desires to incur Term D Loans, it will enter into an amendment with the lenders (who shall by execution thereof become Lenders hereunder if not theretofore Lenders) to provide for such Term D Loans, which amendment shall set forth any terms and conditions of the Term D Loans not covered by this Agreement as agreed by the Borrower and such Lenders, and shall provide for the issuance of promissory notes to evidence the Term D Loans (which notes shall constitute Notes for purposes of this Agreement), with such amendment to be in form and substance acceptable to Agent and consistent with the terms of this Section and of the other provisions of this Agreement. No consent of any Lender (other than any Lender making a Term D Loan) is required to permit the Loans contemplated by this Section or the aforesaid amendment to effectuate the Term D Loans.

                                  ARTICLE III
                                INTEREST AND FEES

         Section 3.1. Interest.

         (a) Base Rate Loans. Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan at a rate per annum equal to the Base Rate plus the Applicable Base Rate Margin from the date the proceeds thereof are made available to Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan or (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 2.6.

         (b) Eurodollar Loans. Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such


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



Eurodollar Loan or (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 2.6 at a rate per annum equal to the relevant Eurodollar Rate plus the Applicable Eurodollar Rate Margin.

         (c) Payment of Interest. Interest on each Loan shall be payable in arrears on each Interest Payment Date; provided, however, that interest accruing pursuant to Section 3.1(e) shall be payable from time to time on demand. Interest shall also be payable on all then outstanding Acquisition Revolving Loans on the Acquisition Revolver Conversion Date, on all then outstanding Revolving Loans on the Revolver Termination Date, on all then outstanding Swing Line Loans on the fifth (5th) Business Day prior to the Revolver Termination Date, and on all Loans on the date of repayment (including prepayment) thereof (except that (i) voluntary prepayments of Revolving Loans that are Base Rate Loans made pursuant to Section 4.3 on any day other than a Quarterly Payment Date or the Revolver Termination Date or Acquisition Revolver Conversion Date need not be made with accrued interest from the most recent Quarterly Payment Date, provided such accrued interest is paid on the next Quarterly Payment Date and (ii) voluntary prepayment of Swing Line Loans made pursuant to Section 4.3 on any day other than a Quarterly Payment Date or on the fifth Business Day prior to the Revolver Termination Date need not be made with accrued interest from the most recent Quarterly Payment Date, provided such accrued interest is paid on the next Quarterly Payment Date) and on the date of maturity (by acceleration or otherwise) of such Loans. During the existence of any Event of Default, interest on any Loan shall be payable on demand.

         (d) Notification of Rate. Agent, upon determining the interest rate for any Borrowing of Eurodollar Loans for any Interest Period, shall promptly notify Borrower and the Lenders thereof. Such determination shall, absent manifest error and subject to Section 3.6, be final, conclusive and binding upon all parties hereto.

         (e) Default Interest. Notwithstanding the rates of interest specified herein, effective immediately upon any failure to pay any Obligations or any other amounts due under any of the Loan Documents when due, whether by acceleration or otherwise, the principal balance of each Loan then outstanding and, to the extent permitted by applicable law, any interest payment on each Loan not paid when due or other amounts then due and payable shall bear interest payable on demand, after as well as before judgment at a rate per annum equal to the Default Rate.

         (f) Maximum Interest. If any interest payment or other charge or fee payable hereunder exceeds the maximum amount then permitted by applicable law, Borrower shall be obligated to pay the maximum amount then permitted by applicable law and Borrower shall continue to pay the maximum amount from time to time permitted by applicable law until all such interest payments and other charges and fees otherwise due hereunder (in the absence of such restraint imposed by applicable law) have been paid in full.

         Section 3.2. Fees.


         (a) Commitment Fee. Borrower agrees to pay to Agent for pro rata distribution to each Non-Defaulting Lender having a Revolving Commitment (based on its Revolver Pro Rata Share) a commitment fee (the "Commitment Fee") for the period commencing


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


on the Original Closing Date to and including the Revolver Termination Date or the earlier termination of the Revolving Commitments (and, in either case, repayment in full of the Revolving Loans and payment in full, or cash collateralization by the deposit of cash into the Collateral Account in amounts and pursuant to arrangements satisfactory to Agent, of the LC Obligations), computed at a rate equal to the Applicable Commitment Fee Percentage per annum on the average daily Total Available Revolving Commitment. Unless otherwise specified, accrued Commitment Fees shall be due and payable (i) on each Quarterly Payment Date, (ii) on the Revolver Termination Date and (iii) upon any reduction or termination in whole or in part of the Revolving Commitments (but only, in the case of a reduction, on the portion of the Revolving Commitments then being reduced).

         (b) Agency Fees. Borrower agrees to pay to Agent for its own account, agency and other Loan fees in the amount and at the times set forth in the letter agreement between Borrower and Agent.

         Section 3.3. Computation of Interest and Fees; Changes in Margins and Fees. Interest on all Loans and fees payable hereunder shall be computed on the basis of the actual number of days elapsed over a year of 360 days; provided that interest on all Base Rate Loans based on the prime lending rate shall be computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be. Each determination of an interest rate by Agent pursuant to any provision of this Agreement shall be conclusive and binding on Borrower and the Lenders in the absence of manifest error. Agent shall, at any time and from time to time upon request of Borrower, deliver to Borrower a statement showing the quotations used by Agent in determining any interest rate applicable to Eurodollar Loans pursuant to this Agreement. Each change in the Applicable Base Rate Margin, Applicable Eurodollar Margin, LC Commission, Rollover LC Commission or Applicable Commitment Fee Percentage as a result of a change in Borrower's Most Recent Ratio of Total Debt to EBITDA shall become effective on the date upon which financial statements reporting such change are delivered to Agent pursuant to Section 7.1 and shall continue to be effective until the next date on which financial statements reporting such change are delivered pursuant to Section 7.1, in each case subject to the proviso in the definition of "Most Recent Ratio of Total Debt to EBITDA".

         Section 3.4. Interest Periods. At the time it gives any Notice of Borrowing or a Notice of Conversion or Continuation with respect to Eurodollar Loans, Borrower shall elect, by giving Agent written notice, the interest period (each an "Interest Period") which Interest Period shall, at the option of Borrower, be one, two, three or six months or, if available to each of the applicable Lenders (as determined by each such applicable Lender in its sole discretion) a nine or twelve month period, or during the Syndication Period only, a period of up to 14 days provided that:

         (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

         (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of such Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Loan of a different Type) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the last day of the immediately preceding Interest Period;

         (iii) if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

         (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

         (v) no Interest Period may be selected at any time when an Unmatured Event of Default or Event of Default is then in existence;

         (vi) no Interest Period shall extend beyond the Term A Loan Maturity Date for any Term A Loan, the Term B Loan Maturity Date for any Term B Loan, the Term C Loan Maturity Date for any Term C Loan or the Revolver Termination Date for any Revolving Loan; and

         (vii) no Interest Period in respect to any Borrowing of Term Loans shall be selected which extends beyond any date upon which a mandatory repayment of Term Loans will be required to be made under Section 4.4(b),
     (c), (d), (e), (f), or (h), as the case may be, if the aggregate principal amount of Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of Term Loans then outstanding less the aggregate amount of such required prepayment.

         Section 3.5. Compensation for Funding Losses.

         (a) Borrower agrees to compensate each Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting such amounts), for all losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Loans to the extent not recovered by the Lender in connection with the liquidation or re-employment of such funds and including the compensation payable by such Lender to a Participant but excluding loss of anticipated profit with respect to any Loans) and any loss sustained by such Lender in connection with the liquidation or re-employment of such funds (including, without limitation, a return on such liquidation or re-employment that would result in such Lender receiving less than it would have received had such Eurodollar Loan remained outstanding until the last day of the Interest Period applicable to such Eurodollar Loans) which such Lender may sustain as a result of: (i) for any reason (other than a default by such Lender or Agent) a continuation or Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion or Continuation (whether or not withdrawn); (ii) any


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

payment, prepayment or conversion or continuation of any of its Eurodollar Loans occurring for any reason whatsoever on a date which is not the last day of an Interest Period applicable thereto; (iii) any repayment of any of its Eurodollar Loans not being made on the date specified in a notice of payment given by Borrower; or (iv) (A) any other failure by Borrower to repay Eurodollar Loans when required by the terms of this Agreement or (B) an election made by Borrower pursuant to Section 3.7. A written notice as to additional amounts owed such Lender under this Section 3.5 and delivered to Borrower and Agent by such Lender shall, absent manifest error, be final, conclusive and binding for all purposes; provided that Borrower shall not be required to compensate such Lender pursuant to this Section for any losses, expenses and liabilities incurred more than 180 days prior to the date that such Lender notifies Borrower thereof.

         (b) Calculation of all amounts payable to a Lender under this Section
3.5 shall be made as though that Lender had actually funded its relevant Eurodollar Loan through the purchase of a Eurodollar deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Loan, having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurodollar Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 3.5.

         Section 3.6. Increased Costs, Illegality, Etc.

         (a) Generally. In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by Agent):

         (i) on any Interest Rate Determination Date that, by reason of any changes arising after the Original Closing Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

         (ii) at any time, that any Lender shall incur increased costs or reduction in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the Original Closing Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payments to any Lender of the principal of or interest on the Obligations or any other amounts payable hereunder (except for (a) changes in the rate of tax on, or determined by reference to, the net income or profits of such Lender imposed by the jurisdiction in which its principal office or applicable lending office is located and (b) United States withholding taxes, which shall be governed by the provisions of Section 4.7) or (B) a change in official reserve requirements (but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate) and/or (y) other circumstances since the Original Closing Date affecting such Lender or the interbank Eurodollar market

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

     or the position of such Lender in such market (excluding, however, differences in a Lender's cost of funds from those of Agent which are solely the result of credit differences between such Lender and Agent); or

         (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market; then, and in any such event, such Lender (or Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to Borrower and, except in the case of clause (i) above, to Agent of such determination (which notice Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as Agent notifies Borrower and the Lenders that the circumstances giving rise to such notice by Agent no longer exist (which notice Agent shall promptly transmit upon learning of the availability of Eurodollar Loans), and any Notice of Borrowing or Notice of Conversion or Continuation given by Borrower with respect to Eurodollar Loans (other than with respect to conversions to Base Rate Loans) which have not yet been incurred (including by way of conversion) shall be deemed rescinded by Borrower, (y) in the case of clause (ii) above, Borrower agrees to pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to Borrower by such Lender shall, absent manifest error, be final and conclusive and binding on all the parties hereto; however the failure to give any such notice shall not release or diminish Borrower's obligations to pay additional amounts pursuant to this Section 3.6 (a)(y)) provided that Borrower shall not be required to compensate such Lender pursuant to this section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies Borrower in writing of the increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the change in law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof and (z) in the case of clause (iii) above, Borrower shall take one of the actions specified in Section 3.6(b) as promptly as possible and, in any event, within the time period required by law. In determining such additional amounts pursuant to clause (y) of the immediately preceding sentence, each Lender shall act reasonably and in good faith and will, to the extent the increased costs or reductions in amounts receivable relate to such Lender's loans in general and are not specifically attributable to a Loan hereunder, use averaging and attribution methods which are reasonable and which cover all loans similar to the Loans made by such Lender whether or not the loan documentation for such other loans permits the Lender to receive increased costs of the type described in this Section 3.6(a).


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
         (b) Eurodollar Loans. At any time that any Eurodollar Loan is affected by the circumstances described in Section 3.6(a)(ii) or (iii), Borrower may (and, in the case of a Eurodollar Loan affected by the circumstances described in Section 3.6(a)(iii), shall) either (i) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, by giving Agent telephonic notice (confirmed in writing) on the same date that Borrower was notified by the affected Lender or Agent pursuant to Section 3.6(a)(ii) or
(iii), cancel the respective Borrowing, or (ii) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to Agent, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan, provided, that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 3.6(b).

         (c) Capital Requirements. If any Lender determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) concerning capital adequacy, or any change in (after the Original Closing Date) interpretation or administration thereof by any Governmental Authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitments hereunder or its obligations hereunder, then Borrower agrees to pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable and which will, to the extent the increased costs or reduction in the rate of return relates to such Lender's commitments or obligations in general and are not specifically attributable to the Commitments and obligations hereunder, cover all commitments and obligations similar to the Commitments and obligations of such Lender hereunder whether or not the loan documentation for such other commitments or obligations permits the Lender to make the determination specified in this Section 3.6(c), and such Lender's determination of compensation owing under this Section 3.6(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 3.6(c), will give prompt written notice thereof to Borrower, which notice shall show in reasonable detail the basis for calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of Borrower's obligations to pay additional amounts pursuant to this Section 3.6(c) provided that Borrower shall not be required to compensate such Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies Borrower in writing of the increased costs or reductions and of such Lender's intention to claim compensation thereof; provided further that, if the change in law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

         (d) Change of Lending Office. Each Lender which is or will be owed compensation pursuant to Section 3.6(a) or (c) or Section 2.9(i) will, if requested by Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to cause a different branch or Affiliate to make or continue a Loan or Letter of Credit if such designation will avoid the need for, or materially reduce the amount of, such compensation to such Lender


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

and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender as determined by such Lender in its sole discretion and will not result in the imposition upon Borrower of an increased liability for Taxes pursuant to Section 3.6(a) or (c), Section 2.9(i) or Section 4.7. Borrower hereby agrees to pay all reasonable expenses incurred by any Lender in utilizing a different branch or Affiliate pursuant to this Section 3.6(d). Nothing in this
Section 3.6(d) shall affect or postpone any of the obligations of Borrower or the right of any Lender provided for herein.

         Section 3.7. Replacement of Affected Lenders. (x) If any Revolving Lender becomes a Defaulting Lender or otherwise defaults in its Obligations to make Loans or fund Unpaid Drawings, (y) if any Lender (or in the case of Section 2.9(i), Facing Agent) is owed increased costs under Section 3.6(a)(ii) or (iii),
Section 3.6(c), Section 2.9(i), or Borrower is required to make any payments under Section 4.7(c) to any Lender, in each case materially in excess of those to the other Lenders or (z) as provided in Section 12.1(b) and Section 12.17(b) in the case of refusals by a Lender to consent to proposed amendments, changes, supplements, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, Borrower shall have the right, if no Event of Default or Unmatured Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more other Eligible Assignee or Eligible Assignees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") reasonably acceptable to Agent, provided that (i) at the time of any replacement pursuant to this Section 3.7, the Replacement Lender shall enter into one or more assignment agreements, in form and substance reasonably satisfactory to Agent, pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of, and participation in Letters of Credit and Swing Line Loans by, the Replaced Lender and (ii) all obligations of Borrower owing to the Replaced Lender (including, without limitation, such increased costs and excluding those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective assignment documentation, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Lender. Notwithstanding anything to the contrary contained above, no Lender that acts as a Facing Agent may be replaced hereunder at any time which it has Letters of Credit outstanding hereunder unless arrangements reasonably satisfactory to such Facing Agent (including the furnishing of a standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such Facing Agent or the depositing of cash collateral into the Collateral Account in amounts and pursuant to arrangements reasonably satisfactory to such Facing Agent) have been made with respect to such outstanding Letters of Credit.

                                   ARTICLE IV
               REDUCTION OF COMMITMENTS; PAYMENTS AND PREPAYMENTS

         Section 4.1. Voluntary Reduction of Commitments. (a) Upon at least three (3) Business Days' prior written notice (or telephonic notice confirmed in writing) to Agent at the


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

Notice Office (which notice Agent shall promptly transmit to each Lender), Borrower shall have the right, without premium or penalty, to terminate the unutilized portion of the Revolving Commitments or the Swing Line Commitment, as the case may be, in part or in whole; provided that (i) any such voluntary termination of the Revolving Commitments shall apply to proportionately and permanently reduce the Revolving Commitment of each Revolving Lender, (ii) any partial voluntary reduction pursuant to this Section 4.1 shall be in the amount of at least $5,000,000 and integral multiples of $1,000,000 in excess of that amount, (iii) any such voluntary termination of the Revolving Commitments shall occur simultaneously with a voluntary prepayment, pursuant to Section 4.3 such that the total of the Revolving Commitments shall not be reduced below the aggregate principal amount of outstanding Acquisition Revolving Loans and Working Capital Loans plus the aggregate LC Obligations and the Swing Line Commitment, as the case may be and (iv) no partial voluntary reduction shall occur prior to the Acquisition Revolver Conversion Date.

         (b) In the event of refusals by a Lender to consent to proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in Section 12.1(b), Borrower shall have the right, upon three (3) Business Days' prior written notice to Agent (which notice Agent shall promptly transmit to each of the Lenders), to terminate the entire Revolving Commitment and Term A Commitment of such Lender, so long as all Loans, together with accrued and unpaid interest, fees and all other amounts, due and owing to such Lender are repaid concurrently with the effectiveness of such termination at which time Schedule 1.1(a) shall be deemed modified to reflect such changed amounts pursuant to Section 4.3(b) and Borrower cash collateralize such Lender's Revolver Pro Rata Share and/or Term A Pro Rata Share of the LC Obligations and Rollover LC Obligations (in the manner set forth in Section 4.4(a)) then outstanding. At such time, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnifications under this Agreement which shall survive as to such repaid Lender.

         Section 4.2. Mandatory Reductions of Commitments.

         (a) Reduction of Revolving Commitments. The Revolving Commitments shall be reduced at the time and in the amounts required to be reduced pursuant to
Section 4.4(c), (d), (e), (f) and (g). On the Acquisition Revolver Conversion Date, the Revolving Commitments shall be reduced by an amount equal to the greater of (i) the aggregate principal amount of all outstanding Acquisition Term Loans on such date immediately after giving effect to the conversion of Acquisition Revolving Loans into Acquisition Term Loans on such date and (ii) $50,000,000.

         (b) Reduction of Term Commitments. The Term A Commitments shall be reduced on the Initial Borrowing Date by the aggregate principal amount of Term A Loans funded on such date and on any subsequent date of funding of any Term A Loans, to the extent and on such date of any subsequent funding of any Term A Loans, and the remaining portion of the Term A Commitments, if any, terminated on the expiration date of the Rollover Letters of Credit. The Term B Commitments terminated on the Initial Borrowing Date after giving effect to the Borrowing of Term B Loans on such date. The Term C Commitments shall terminate on the Restatement Date after giving effect to the Borrowing of Term C Loans on such date.


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

         (c) Proportionate Reductions. Each reduction or adjustment to the Term A Commitments, Term B Commitments or the Revolving Commitments pursuant to this
Section 4.2 shall apply proportionately to the Term A Commitments, Term B Commitments, Term C Commitments or the Revolving Commitment, as the case may be, of each Lender.

         (d) Reduction of Term C Commitments. The Term C Commitments will terminate in their entirety on July 15, 2000 unless the Restatement Date has occurred on or before such date.

         (e) Reductions Following Term Loan Repayments. In addition to any other mandatory commitment reductions pursuant to this Section 4.2, on each date upon which a mandatory repayment of Term Loans pursuant to Section 4.4 (other than pursuant to Section 4.4(d)) is required (and exceeds the aggregate principal amount of Term Loans then outstanding) or would be required if Term Loans were then outstanding, the Total Available Revolving Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Section 4.4 (determined as if an unlimited amount of Term Loans were actually outstanding) exceeds the aggregate principal amount of Term Loans then outstanding.

         Section 4.3. Voluntary Prepayments. (a) Borrower shall have the right to prepay the Loans in whole or in part from time to time on the following terms and conditions: (i) Borrower shall give Agent irrevocable written notice at its Notice Office (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans or Swing Line Loans, the amount of such prepayment and the specific Borrowings to which such prepayment is to be applied, which notice shall be given by Borrower to Agent by 12:00 noon (New York City time) (x) on the date of prepayment with respect to Revolving Loans and Swing Line Loans which are Base Rate Loans, (y) at least one Business Day prior to the date of such prepayment with respect to Term Loans that are Base Rate Loans and (z) at least three Business Days prior to the date of such prepayment with respect to Eurodollar Loans and which notice shall (except in the case of Swing Line Loans) promptly be transmitted by Agent to each of the applicable Lenders; (ii) each partial prepayment of any Borrowing (other than a Borrowing of Swing Line Loans) shall be in an aggregate principal amount of at least $1,000,000 and each partial prepayment of a Swing Line Loan shall be in an aggregate principal amount of at least $500,000; provided that no partial prepayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the aggregate principal amount of the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto; (iii) Eurodollar Loans may only be prepaid pursuant to this Section 4.3 on the last day of an Interest Period applicable thereto or on any other day subject to Section 3.5;
(iv) each prepayment in respect of any Borrowing shall be applied pro rata among the Loans comprising such Borrowing provided, that such prepayment shall not be applied to any Revolving Loans of a Defaulting Lender at any time when the aggregate amount of Revolving Loans of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Revolver Pro Rata Share of all Revolving Loans then outstanding; and (v) in the event that all or any portion of the Term B Loans or Term C Loans are prepaid on or before the second anniversary of the Original Closing Date, such prepayment shall be made at 101% of the principal amount of the Term B Loan or Term C Loan repaid, as applicable. Voluntary prepayments of Term Loans shall be applied first to the unpaid Scheduled Term A Repayments, the Scheduled Term B Repayments, the Scheduled Term C Repayments and Scheduled Acquisition Repayments due within the 12 month period following the date of such prepayment in direct order of maturity and, thereafter, shall be applied in proportional amounts equal to the Term A Percentage, Term B Percentage, Term C Percentage and Acquisition Percentage (in each case, after giving effect to the prepayments made to the unpaid Scheduled Term A Repayments, Scheduled Term B Repayments, Scheduled Term C Repayments and Scheduled Acquisition Repayments due within such twelve month period as specified above), as the case may be, of such remaining prepayment, if any, and within each Term Loan, shall be applied to reduce the remaining Scheduled Term A Repayments, Scheduled Term B Repayments, Scheduled Term C Repayments and


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

Scheduled Acquisition Repayments on a pro rata basis. Unless otherwise specified by Borrower, such prepayment shall be applied first to the payment of Base Rate Loans and second to the payment of such Eurodollar Loans as Borrower shall request (and in the absence of such request, as Agent shall determine so as to minimize, if possible, any amounts due under Section 3.5). The notice provisions, the provisions with respect to the minimum amount of any prepayment, and the provisions requiring prepayments in integral multiples above such minimum amount of this Section 4.3 are for the benefit of Agent and may be waived unilaterally by Agent.

         (b) In the event of refusals by a Lender to consent to proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in Section 12.1(b), Borrower shall have the right, upon three (3) Business Days' prior written notice to Agent (which notice Agent shall promptly transmit to each of the Lenders), to repay all Loans, together with accrued and unpaid interest, fees and all other amounts due and owing to such Lender in accordance with said
Section 12.1(b), so long as (A) in the case of the repayment of Revolving Loans of any Revolving Lender pursuant to this clause (b), the Revolving Commitment of such Revolving Lender is terminated concurrently with such repayment pursuant to
Section 4.1(b) and, in the case of the repayment of Term A Loans of any Term A Lender pursuant to this clause (b), the Term A Commitment of such Term A Lender is terminated concurrently with such repayment pursuant to Section 4.1(b) and
(c) and (B) in the case of the repayment of Loans of any Lender, the consents required by Section 12.1(b) in connection with the repayment pursuant to this clause (b) shall have been obtained.

         Section 4.4. Mandatory Prepayments.

         (a) Prepayment Upon Overadvance. Borrower shall prepay the outstanding principal amount of the Acquisition Revolving Loans, Working Capital Loans or the Swing Line Loan on any date on which the aggregate outstanding principal amount of such Loans together with the aggregate LC Obligations (after giving effect to any other repayments or prepayments on such day) exceeds the aggregate Revolving Commitments or the Swing Line Commitment, as the case may be, in the amount of such excess. In addition, Borrower shall prepay the outstanding principal amount of (i) Acquisition Revolving Loans on any date on which the aggregate outstanding principal amount of Acquisition Revolving Loans exceeds the Acquisition Revolving Sublimit and (ii) Working Capital Loans on any date on which the aggregate outstanding principal amount of Working Capital Loans, when added to the then outstanding Swing Line Loans and the aggregate LC Obligations, exceeds the Working Capital Sublimit, in each case in the amount of such excess. If, after giving effect to the prepayment of all outstanding Acquisition Revolving Loans and Working Capital Loans, the aggregate LC Obligations exceeds the Revolving Commitments then in effect, Borrower shall cash


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

collateralize LC Obligations by depositing, pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to Agent, cash with Agent in an amount equal to the difference between such LC Obligations and the Revolving Commitments then in effect. Agent shall establish in its name for the benefit of the Revolving Lenders a cash collateral account (the "Collateral Account") into which it shall deposit such cash to hold as collateral security for the LC Obligations.

         (b) Scheduled Term Repayments.

         (i) Scheduled Term A Repayments. Borrower agrees to pay Scheduled Term A Repayments on the Term A Loans until the Term A Loans are paid in full in the amounts and at the times specified in the definition of Scheduled Term A Repayments to the extent that prepayments have not previously been applied to such Scheduled Term A Repayments (and such Scheduled Term A Repayments have not otherwise been reduced) pursuant to the terms hereof.

         (ii) Scheduled Term B Repayments. Borrower agrees to pay Scheduled Term B Repayments on the Term B Loans until the Term B Loans are paid in full in the amounts and at the times specified in the definition of Scheduled Term B Repayments to the extent that prepayments have not previously been applied to such Scheduled Term B Repayments (and such Scheduled Term B Repayments have not otherwise been reduced) pursuant to the terms hereof.

         (iii) Scheduled Acquisition Repayments. Borrower agrees to pay Scheduled Acquisition Repayments on the Acquisition Term Loans until the Acquisition Term Loans are repaid in full in the amounts and at the times specified in the definition of Scheduled Acquisition Repayments to the extent that prepayments have not previously been applied to such Scheduled Acquisition Repayments (and such Scheduled Acquisition Repayments have not otherwise been reduced) pursuant to the terms hereof.

         (iv) Scheduled Term C Repayments. Borrower agrees to pay Scheduled Term C Repayments on the Term C Loans until the Term C Loans are paid in full in the amounts and at the times specified in the definition of Scheduled Term C Repayments to the extent that prepayments have not previously been applied to such Scheduled Term C Repayments (and such Scheduled Term C Repayments have not otherwise been reduced) pursuant to the terms hereof.

         (c) Mandatory Prepayment Upon Asset Disposition. On the first Business Day after the date of receipt thereof by Holdings, Borrower and/or any of their Subsidiaries of Net Sale Proceeds from any Asset Disposition, an amount equal to 100% of the Net Sale Proceeds from such Asset Disposition shall be applied as a mandatory repayment of principal of the Loans as provided in Section 4.5, in each case subject to modification of such application as set forth in Section 4.5(d), provided, that with respect to no more than $5,000,000 in the aggregate of such Net Sale Proceeds (but excluding any Net Sale Proceeds from any Designated Asset Disposition) in any Fiscal Year of Holdings, the Net Sale Proceeds therefrom shall not be required to be so applied on such date to the extent that no Event of Default or Unmatured Event of Default then exists at the time of receipt of such proceeds and Borrower delivers a certificate


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

to Agent on or prior to such date stating that such Net Sale Proceeds shall be used or contractually committed to be used to purchase assets used or to be used in the businesses referred to in Section 8.12 within 180 days following the date of such Asset Disposition (which certificate shall set forth the estimates of the proceeds to be so expended), provided, further, that (1) if all or any portion of such Net Sale Proceeds not so applied to the repayment of Loans are not so used (or contractually committed to be used) within such 180 day period, such remaining portion shall be applied on the last day of such 180 day period as a mandatory repayment of principal of outstanding Loans as provided above in this Section 4.4(c) and (2) if all or any portion of such Net Sale Proceeds are not required to be applied on the 180th day referred to above because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied on the date of such termination or expiration as a mandatory repayment of principal of outstanding Term Loans as provided in this Section 4.4(c), and provided, further, that Net Sale Proceeds from any Designated Asset Disposition shall be applied as a mandatory repayment of principal of Acquisition Loans as provided in Section 4.5 in an amount equal to the aggregate principal amount of Acquisition Loans incurred to finance the Permitted Acquisition which relates to such Designated Asset Disposition, and any excess Net Sale Proceeds, after giving effect to such repayment, shall be required to be so applied to the repayment of the Loans as provided above.

         (d) Mandatory Prepayment With Excess Cash Flow. On each Excess Cash Payment Date, an amount equal to 50% of Excess Cash Flow, if positive, of Holdings and its Subsidiaries for the most recent Excess Cash Flow Period ending prior to such Excess Cash Payment Date shall be applied as a mandatory repayment of principal of the Loans as provided in Section 4.5 in each case subject to modification of such application as set forth in Section 4.5(d).

         (e) Mandatory Payment With Proceeds of Capital Stock. On the first Business Day after receipt thereof by Holdings and/or any of its Subsidiaries after the Initial Borrowing Date, an amount equal to 50% of the Net Offering Proceeds of the sale or issuance of Capital Stock or Junior Subordinated Notes of (or cash capital contributions to) Holdings or any of its Subsidiaries shall be applied as a mandatory repayment of principal of the Term Loans as provided in Section 4.5 in each case subject to modification of such application as set forth in Section 4.5(d); provided, however, that so long as no Event of Default or Unmatured Event of Default (but only with respect to clauses (ii) and (iii) below) exists at the time of receipt, the following Net Offering Proceeds shall not be required to be so applied: (i) equity contributions permitted under
Section 8.8 to any Subsidiary Guarantor made by Borrower or any of its Subsidiaries; (ii) Net Offering Proceeds received as a result of the exercise of any stock options exercised by or any Capital Stock or Junior Subordinated Notes issued to any director, officer or employee of Holdings or any of its Subsidiaries to the extent the proceeds excluded pursuant to this clause (ii) do not exceed $5,000,000 in the aggregate for all such exercises and issuances;
(iii) Net Offering Proceeds of any Capital Stock of Holdings issued as consideration in any Permitted Acquisition; and (iv) Net Offering Proceeds received as a result of any Capital Stock or Junior Subordinated Notes issued to any existing shareholder (other than a Person identified in clause (ii) above) of Holdings as of the Original Closing Date (and any Affiliate of such shareholder).


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

         (f) Mandatory Prepayment Upon Incurrence of Indebtedness. On the first Business Day after receipt thereof by Holdings and/or any of its Subsidiaries after the Initial Borrowing Date, an amount equal to 100% of the Net Offering Proceeds of the incurrence of Indebtedness (other than Indebtedness relating to Junior Subordinated Notes) by Holdings and/or any of its Subsidiaries (other than Indebtedness permitted to be incurred by Section 8.2) shall be applied as a mandatory repayment of principal of the Term Loans as provided in Section 4.5 in each case subject to modification of such application as set forth in Section 4.5(d).

         (g) Mandatory Prepayment Upon Recovery Event. Within ten (10) days following each date on which Holdings or any of its Subsidiaries receives any cash proceeds from any Recovery Event, an amount equal to 100% of the proceeds of such Recovery Event (net of reasonable costs and taxes incurred in connection with such Recovery Event) shall be applied as a mandatory repayment of principal of the Loans as provided in Section 4.5 in each case subject to modification of such application as set forth in Section 4.5(d), provided that (1) so long as no Event of Default or Unmatured Event of Default then exists, if the net proceeds from any Recovery Event are less than $1,000,000, then no prepayment shall be required pursuant to this Section 4.4(g), and (2) so long as no Event of Default or Unmatured Event of Default then exists, with respect to any single or series of related Recovery Events the net proceeds therefrom which are equal to or greater than $1,000,000 but less than $5,000,000, such proceeds shall not be required to be so applied on such date to the extent that (x) Borrower has delivered a certificate to the Agent on or prior to such date stating that such proceeds shall be used to replace or restore any properties or assets in respect of which such proceeds were paid within 180 days following the date of the receipt of such proceeds (which certificate shall set forth the estimates of the proceeds to be so expended) and (y) such proceeds are deposited in an escrow account with Agent for the benefit of the Secured Parties (the "Recovery Event Escrow Account"), from which escrow account amounts may be withdrawn only to repay the Loans or to be used for the purposes described in clause (x) above, provided, further, that (i) if the amount of such proceeds from any single or series of related Recovery Events exceeds $1,000,000, then the entire amount and not just the portion in excess of $1,000,000 shall be applied as a mandatory repayment of Loans as provided above in this Section 4.4(g), (ii) if all or any portion of such proceeds not required to be applied to the repayment of Loans pursuant to the first proviso of this Section 4.4(g) are not so used (or contractually committed to be used) within 180 days after the day of the receipt of such proceeds, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of the Loans as provided in this Section 4.4(g) and (iii) if all or any portion of such proceeds are not required to be applied on the 180th day referred to in clause (ii) above because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied on the date of such termination or expiration as a mandatory repayment of principal of outstanding Loans as provided in this Section 4.4(g).

         (h) Mandatory Prepayment Upon Issuance of Existing Senior Subordinated Notes. On the date of receipt thereof by Borrower, an amount equal to the cash proceeds of the issuance of any Existing Senior Subordinated Notes in accordance with Section 8.2(e), after giving effect to the repayment in full of all indebtedness and obligations owing under the Bridge Loan Documents and all fees, costs and expenses incurred in connection with the issuance of the Existing Senior Subordinated Notes, shall be applied as a mandatory repayment of principal of the Term B Loans as provided in Section 4.5 subject to modification as set forth in Sections


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

4.5(c) and (d); provided, however, that such prepayment shall not be required with respect to the cash proceeds from the issuance of up to $100,000,000 of any Senior Subordinated Notes after the Restatement Date pursuant to Section 8.2(e) if (i) such issuance occurs after the Restatement Date and on or prior to the first anniversary of the Restatement Date and (ii) Borrower has not incurred additional Term C Loans or Term D Loans pursuant to Section 2.10.

         Section 4.5. Application of Prepayments.

         (a) Prepayments. Except as expressly provided in this Agreement, all prepayments of principal made by Borrower pursuant to Section 4.4 (other than prepayments of Net Cash Proceeds for Designated Asset Dispositions pursuant to
Section 4.4(c)) shall be applied (i) first to the payment of the unpaid principal amount of the Term Loans (with, except as provided in the second succeeding sentence, the Term A Percentage of such repayment to be applied as a repayment of Term A Loans, the Term B Percentage of such repayment to be applied as a repayment of Term B Loans, the Term C Percentage of such repayment to be applied as a repayment of Term C Loans and the Acquisition Percentage of such repayment to be applied as a repayment of Acquisition Term Loans), and second to the payment of the then outstanding balance of the Revolving Loans and the cash collateralization of LC Obligations and Rollover LC Obligations; (ii) within each of the foregoing Loans, first to the payment of Base Rate Loans and second to the payment of Eurodollar Loans; and (iii) with respect to Eurodollar Loans, in such order as Borrower shall request (and in the absence of such request, as Agent shall determine so as to minimize, if possible, any amounts due under
Section 3.5). Except as expressly provided in this Agreement, all prepayments of principal made by Borrower pursuant to Section 4.4(h) shall be applied (i) to the payment of the unpaid principal amount of the Term B Loans and (ii) first to the payment of Base Rate Loans and second to the payment of Eurodollar Rate Loans, in such order as Borrower shall request (and in the absence of such request, as Agent shall determine so as to minimize, if possible, any amounts due under Section 3.5). All prepayments of Acquisition Loans with Net Cash Proceeds from Designated Asset Dispositions pursuant to Section 4.4(c) shall be applied (i) to the payment of the unpaid principal amount of the Acquisition Loans and (ii) first to the payment of Base Rate Loans and second to the payment of Eurodollar Rate Loans, in such order as Borrower shall request (and in the absence of such request, as Agent shall determine so as to minimize, if possible, any amounts due under Section 3.5). Each prepayment of the Term Loans pursuant to Section 4.4(c), (d), (e), (f) and (g) shall be applied first to the Term Loans based on the aggregate principal amount of the unpaid Scheduled Term A Repayments, Scheduled Term B Repayments, Scheduled Term C Repayments and Scheduled Acquisition Repayments due within the twelve month period following the date of such prepayment and shall be applied to such Scheduled Term A Repayments, Scheduled Term B Repayments, Scheduled Term C Repayments and Scheduled Acquisition Repayments in direct order of maturity, and, thereafter, shall be allocated second to the Term Loans in proportional amounts equal to the Term A Percentage, Term B Percentage, Term C Percentage and Acquisition Percentage (in each case, after giving effect to the prepayments made to the unpaid Scheduled Term A Repayments, Scheduled Term B Repayments, Scheduled Term C Repayments and Scheduled Acquisition Repayments due within such twelve month period as specified above), as the case may be, of such remaining prepayment, if any and, within each Term Loan, shall be applied to reduce the remaining Scheduled Term A Repayments, Scheduled Term B Repayments, Scheduled Term C Repayments and Scheduled Acquisition Repayments on a pro rata basis (based upon the then


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

remaining principal amount of such Scheduled Term A Repayments, Scheduled Term B Repayments, Scheduled Term C Repayments and Scheduled Acquisition Repayments, respectively.) Any prepayment of the Acquisition Revolving Loans and Working Capital Loans pursuant to this section shall be allocated first to the Acquisition Revolving Loans until paid in full and second to the Working Capital Loans. If any prepayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount, such Borrowing shall immediately be converted into Base Rate Loans. All prepayments shall include payment of accrued interest on the principal amount so prepaid, shall be applied to the payment of interest before application to principal and shall include amounts payable, if any, under Section 3.5.

         (b) Payments. All regular installment payments of principal on the Term Loans shall be applied (i) first to the payment of Base Rate Loans and second to the payment of Eurodollar Loans and (ii) with respect to Eurodollar Loans, in such order as Borrower shall request (and in the absence of such request, as Agent shall determine). All payments shall include payment of accrued interest on the principal amount so paid, shall be applied to the payment of interest before application to principal and shall include amounts payable, if any, under
Section 3.5.

         (c) Term B and Term C Call Protection. Notwithstanding anything to the contrary herein, in the event that any payment is received in respect of Term B Loans or the Term C Loans prior to December 15, 2001 pursuant to Section 4.3, such repayment shall be made at 101% of the principal amount of the Term B Loans or Term C Loans, as applicable, repaid and repayment of other Loans, if any, shall be adjusted accordingly to allow such repayment.

         (d) Waiver of Certain Prepayments by Term B Lenders and the Term C Lenders. Notwithstanding anything to the contrary contained in this Section 4.5 or elsewhere in this Agreement (including, without limitation, in Section 12.1), with respect to the amount of any prepayment described in Sections 4.3, 4.4(c),
(e), (f) and (g) that is allocated to the then outstanding Term B Loans and Term C Loans (such amounts, the "Waivable Prepayment"), Borrower shall, not less than 3 nor more than 20 Business Days prior to the date specified therein for such prepayment (the "Mandatory Prepayment Date"), provide to each Term B Lender and each Term C Lender a written notice (each, a "Prepayment Option Notice"), which shall refer to this Section 4.5(d) and shall (i) set forth the Waivable Prepayment and the portion thereof that the applicable Term B Lender or Term C Lender (each, a "Prepayment Lender") will be entitled to receive if it accepts such mandatory prepayment in accordance with this clause (i), (ii) request such Prepayment Lender to notify Agent in writing no later than the Business Day prior to the Mandatory Prepayment Date of such Prepayment Lender's acceptance or rejection (in each case, in whole and not in part) of its share of the Waivable Prepayment and (iii) inform such Prepayment Lender that failure by such Prepayment Lender to reject in writing its share of the Prepayment Amount on or before the Business Day prior to the Mandatory Prepayment Date shall be deemed an acceptance of such amount. Each Prepayment Option Notice shall be given by telecopy, confirmed by hand delivery, overnight courier service or registered or certified mail, in each case addressed as provided in Section 12.3. On the Mandatory Prepayment Date, Borrower shall apply the aggregate amount necessary to prepay that portion of the Prepayment Amount in respect of which such Prepayment Lenders have accepted prepayment as described


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

above (such Prepayment Lenders, the "Accepting Lenders") with the remainder of the Waivable Prepayment applied to the Term A Loans and Acquisition Term Loans in accordance with Section 4.5(a), as if all Term B Loans and Term C Loans had been paid in full.

         Section 4.6. Method and Place of Payment.

         (a) Except as otherwise specifically provided herein, all payments under this Agreement shall be made to Agent, for the ratable account of the Lenders entitled thereto, not later than 1:00 P.M. (New York City time) on the date when due and shall be made in immediately available funds in lawful money of the United States of America and in each case to the account specified therefor for Agent or if no account has been so specified at the Payment Office, it being understood that with respect to payments in Dollars, written telex or telecopy notice by Borrower to Agent to make a payment from the funds in Borrower's account at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Agent will thereafter cause to be distributed on the same day (if payment was actually received by Agent prior to 1:00 P.M. (New York City time) on such day) like funds relating to the payment of principal or interest or fees ratably to the Lenders entitled to receive any such payment in accordance with the terms of this Agreement. If and to the extent that any such distribution shall not be so made by Agent in full on the same day (if payment was actually received by Agent prior to 1:00 P.M. (New York City time) on such day), Agent shall pay to each Lender its ratable amount thereof and each such Lender shall be entitled to receive from Agent, upon demand, interest on such amount at the overnight Federal Funds Rate for each day from the date such amount is paid to Agent until the date Agent pays such amount to such Lender.

         (b) Any payments under this Agreement which are made by Borrower later than 1:00 P.M. (New York City time) shall, for the purpose of calculation of interest, be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension, except that with respect to Eurodollar Loans, if such next succeeding Business Day is not in the same month as the date on which such payment would otherwise be due hereunder or under any Note, the due date with respect thereto shall be the next preceding applicable Business Day.

         Section 4.7. Net Payments.

         (a) All payments made by or on behalf of Borrower hereunder or under any Loan Document will be made without setoff, counterclaim or other defense. Except as provided in Section 4.7(d), all payments hereunder and under any of the Loan Documents (including, without limitation, payments on account of principal and interest and fees) shall be made by or on behalf of Borrower free and clear of and without withholding for or on account of any present or future tax, duty, levy, impost, assessment or other charge of whatever nature now or hereafter imposed by any Governmental Authority, but excluding therefrom (i) a tax imposed on the overall net income (including a franchise tax based on net income) of the lending office of the Lender in respect of which the payment is made by the jurisdiction in which the Lender is incorporated or organized or the jurisdiction (or political subdivision or taxing authority thereof) in which its lending office is located, (ii) in the case of any Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) and that does not comply with Section 4.7(d), any taxes imposed by the United States by means of withholding at the source unless such withholding results from a change in applicable law, treaty or regulations or the interpretation or administration thereof (including, without limitation, any guideline or policy not having the force of law) by any authority charged with the administration thereof subsequent to the date such Lender becomes a Lender with respect to the Loan or portion thereof affected by such change and (iii) any tax imposed on or measured by the overall net income (including a franchise tax based on net income, but excluding any taxes imposed by the United States by means of withholding at the source) of a Lender or an office or branch thereof by the United States of America or any political subdivision or taxing authority thereof or therein (such tax or taxes, other than excluded tax or taxes, being herein referred to as "Tax" or "Taxes"). If Borrower is required by law to make any deduction or withholding of any Taxes from any payment due hereunder or under any of the Loan Documents, then the amount payable will be increased to such amount which, after deduction from such increased amount of all such Taxes required to be withheld or deducted therefrom, will not be less than the amount due and payable hereunder had no such deduction or withholding been required.

         (b) If Borrower makes any payment hereunder or under any of the Loan Documents in respect of which it is required by law to make any deduction or withholding of any Taxes, it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Lenders within 30 days after it has made such payment to the applicable authority a receipt issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld from such payment.

         (c) Without prejudice to the provisions of Section 4.7(a), if any Lender, or Agent on its behalf, is required by law to make any payment on account of Taxes on or in relation to any such received or receivable tax hereunder or under any of the Loan Documents by such Lender, or Agent on its behalf, or any liability for Tax in respect to any such payment is imposed, levied or assessed against any Lender or Agent on its behalf, Borrower will promptly indemnify such person against such Tax payment or liability, together with any interest, penalties and expenses (including counsel fees and expenses) payable or incurred in connection therewith, including any tax of any Lender arising by virtue of payments under this Section 4.7(c), computed in a manner consistent with this Section 4.7(c). A certificate (showing in reasonable detail the basis for such calculation) as to the amount of such payment by such Lender, or Agent on its behalf, absent manifest error, shall be final, conclusive and binding upon all parties hereto for all purposes.

         (d) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to Borrower and Agent on or prior to the Original Closing Date, or in the case of a Lender that is an Assignee of an interest under this Agreement pursuant to Section 3.7 or
12.8 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment), on the date of such assignment to such Lender, together with any other certificate or statement of exemption required under the Code to establish that such Lender is not subject to deduction or withholding of United States federal income tax


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

with respect to any payments to such Lender, (i) two accurate and complete original signed copies of IRS Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code, (x) a certificate substantially in the form of
Exhibit 4.7(d) (any such certificate, a "Section 4.7(d)(ii) Certificate") and
(y) two accurate and complete original signed copies of IRS Form W-8 (or successor form) (including Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) and Form W-8ECI (Certificate of Foreign Person's Claim for Exemption From Withholding On Income Effectively Connected with the Conduct of a Trade or Business in the United States)) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Original Closing Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to Borrower and Agent two new accurate and complete original signed copies of IRS Form 4224 or 1001, or Form W-8 and a
Section 4.7(d)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding Tax with respect to payments under this Agreement and any Note, or it shall immediately notify Borrower and Agent of its inability to deliver any such form or certificate. Notwithstanding anything to the contrary contained in Section 4.7(a), but subject to Section 12.8(c) and the immediately succeeding sentence,
(x) Borrower shall be entitled, to the extent they are required to do so by law, to deduct or withhold income or similar Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for United States Federal income tax purposes to the extent that such Lender has not provided to Borrower IRS Forms that establish a complete exemption from such deduction or withholding and (y) Borrower shall be obligated pursuant to Section 4.7(a) hereof to gross-up payments to be made to a Lender in respect of income or similar Taxes imposed by the United States unless (I) upon timely notice from the Borrower, such Lender has not provided to Borrower the IRS Forms required to be provided to Borrower pursuant to this Section 4.7(d), or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such IRS Forms do not establish a complete exemption from withholding of such Taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.7 and except as set forth in Section 12.8(c), Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 4.7(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Original Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

         (e) Each Lender agrees that, as promptly as practicable after it becomes aware of the occurrence of any event or the existence of any condition that would cause Borrower to make a payment in respect of any Taxes to such Lender pursuant to Section 4.7(a) or a payment in indemnification for any Taxes pursuant to Section 4.7(c), it will use reasonable efforts to make, fund or maintain the Loan (or portion thereof) of such Lender with respect to which the


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

aforementioned payment is or would be made through another lending office of such Lender if as a result thereof the additional amounts which would otherwise be required to be paid by Borrower in respect of such Loans (or portions thereof) or participation in Letters of Credit pursuant to Section 4.7(a) or
Section 4.7(c) would be materially reduced, and if, in the judgment of such Lender, the making, funding or maintaining of such Loans or participation in Letters of Credit (or portions thereof) through such other lending office would not be otherwise disadvantageous to such Lender. Borrower agrees to pay all reasonable expenses incurred by any Lender in utilizing another lending office of such Lender pursuant to this Section 4.7(e).

         (f) If Borrower shall pay any Taxes pursuant to this Section 4.7 and any Lender at any time thereafter receives a refund of tax or credit against its tax liabilities on account of such payment of Taxes, then such Lender shall promptly pay to Borrower the amount of such refund or credit.

                                  ARTICLE III
                              CONDITIONS OF CREDIT

         Section 5.1. Conditions Precedent to the Initial Borrowing. The obligation of the Lenders to make the Initial Loans and the obligation of the Facing Agent to issue and the Lenders to participate in Letters of Credit and Rollover Letters of Credit under this Agreement shall be subject to the fulfillment, at or prior to the Initial Borrowing Date, of each of the following conditions:

         (a) Credit Agreement and Notes. Holdings and Borrower shall have duly executed and delivered to Agent, with a signed counterpart for each Lender, this Agreement (including all schedules, exhibits, certificates, opinions and financial statements delivered pursuant hereto), the Notes payable to the order of each applicable Lender in the amount of their respective Commitments all of which shall be in full force and effect;

         (b) Security Agreement. Each Credit Party shall have duly authorized, executed and delivered a Security Agreement substantially in the form of Exhibit 5.1(b) hereto (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") together with:

         (i) proper financing statements (Form UCC-1 or such other financial statements or similar notices as shall be required by local law) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of Agent, desirable to perfect the security interests purported to be created by the Security Agreement;

         (ii) certified copies of Requests for Information or Copies (Form UCC-1), or equivalent reports, listing all effective financing statements or similar notices that name Borrower or its Subsidiaries (by its actual name or any trade name, fictitious name or similar name), or any division or other operating unit thereof, as debtor and that are filed in the jurisdiction referred to in said clause (i), together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or for which Agent shall have received termination statements (Form UCC-3 or such other termination statements as shall be required by local law) fully executed for filing);

         (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement and all other actions as may be necessary or, in the reasonable opinion of Agent, desirable to perfect the security interests intended to be created by the Security Agreement;

         (iv) an executed Landlord Consent from each lessor of any material leased facility of Borrower or any Subsidiary of Borrower at which any Collateral may be located (provided that to the extent any such Landlord Consent has not been delivered on the Original Closing Date, Borrower shall use their reasonable best efforts to cause such Landlord Consents to be executed and delivered within ninety (90) days following the Original Closing Date);

         (v) a duly authorized, executed and delivered Perfection Certificate substantively in the form of Exhibit 5.1(b)(v) hereto properly completed by each Credit Party (each, a "Perfection Certificate" and collectively, the "Perfection Certificates"); and

         (vi) evidence that all other actions necessary, or in the reasonable opinion of Agent, reasonably desirable to perfect the security interests purported to be taken by the Security Agreement have been taken;

         (c) Pledge Agreement. Each Credit Party shall have duly authorized, executed and delivered the Pledge Agreement substantially in the form of Exhibit 5.1(c) hereto (as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement") and shall have delivered to Agent, as Pledgee, all the Pledged Securities referred to therein then owned, if any, by such Credit Party, (x) endorsed in blank in the case of promissory notes constituting Pledged Securities and (y) together with executed and undated stock powers, in the case of capital stock constituting Pledged Securities, or other transfer assignment instruments in form and substance satisfactory to Agent, in the case of membership interests constituting Pledged Securities and (z) the Pledge Agreement and such other documents shall be in full force and effect, and each Credit Party which is a limited liability company shall have certificated all existing membership interests and delivered to Agent, as Pledgee, such pledged certificates as Pledged Securities;

         (d) Control Agreement. Each Credit Party which is a limited liability company and each member thereof shall have duly authorized, executed and delivered the Control Agreement substantively in the form of Exhibit 5.1(d) hereto (as amended, restated, supplemented or otherwise modified from time to time, the "Control Agreement");

         (e) Guaranties. Holdings and LISN Holdings shall have duly authorized, executed and delivered the Guaranty substantially in the form of Exhibit 5.1(e)(1) herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Holdings Guaranty") and each Subsidiary Guarantor shall have duly authorized, executed and delivered the Guaranty substantially in the form of Exhibit 5.1(e)(2) (as amended, restated, supplemented or otherwise modified from time to time, the "Subsidiary Guaranty");


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

         (f) Collateral Assignment of Leases. Each Credit Party which has entered into a lease agreement with respect to any real property leased by Holdings or any of its Subsidiaries (as a lessee) shall have duly authorized, executed and delivered the Collateral Assignment of Leases substantially in the form of Exhibit 5.1(f) hereto (as amended, restated, supplemented or otherwise modified from time to time, the "Collateral Assignment of Leases");

         (g) Mortgages; Title Insurance; Surveys. Collateral Agent shall have received:

         (i) fully executed counterparts of deeds of trust, mortgages and similar documents in each case in form and substance reasonably satisfactory to Agent (as modified, supplemented or amended from time to time in accordance with the terms thereof and hereof, each a "Mortgage" and collectively, the "Mortgages"), which Mortgages shall cover such of the Real Property owned by Borrower or any Subsidiary as shall be listed on
     Schedule 6.11(c) (each a "Mortgaged Property" and collectively, the "Mortgaged Properties"), together with evidence that counterparts of the Mortgages have been delivered to the title insurance company insuring the Lien of the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of Collateral Agent, to create a valid and enforceable first priority Lien, subject only to Permitted Liens, on each Mortgaged Property in favor of Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors;

         (ii) mortgagee title insurance polices issued by Chicago Title Insurance Company or title insurers satisfactory to Collateral Agent (the "Mortgage Policies") in amounts reasonably satisfactory to Agent and the Required Lenders insuring Collateral Agent that the Mortgages are valid and enforceable first priority mortgage Liens on the respective Mortgaged Properties, free and clear of all defects and encumbrances other than Permitted Liens, and the Mortgage Policies shall be in form and substance reasonably satisfactory to Agent and the Required Lenders and (a) shall include, as appropriate and to the extent reasonably available, an endorsement for future advances under this Agreement and the Notes and for any other matter that Agent in its discretion may reasonably request, (b) shall not include an exception for mechanics' liens, and (c) shall provide for affirmative insurance and such reinsurance (including direct access agreements) as Agent in its discretion may reasonably request;

         (iii) a survey, in form and substance satisfactory to Collateral Agent and the title insurance company, of each Mortgaged Property, dated a recent date acceptable to Collateral Agent, certified in a manner satisfactory to Collateral Agent by a licensed professional surveyor reasonably satisfactory to Collateral Agent and the title insurance company (provided that to the extent any such survey has not been delivered on the Original Closing Date, Borrower shall cause such surveys to be delivered within thirty (30) days following the Original Closing Date); and

         (iv) such estoppel letters, landlord waiver letters, non-disturbance letters and similar assurances as may be reasonably requested by Collateral Agent, which letters and assurances shall be in form and substance reasonably satisfactory to Collateral Agent;


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

         (h) Opinions of Counsel. Agent shall have received from (i) Kirkland & Ellis, special counsel to the Credit Parties, an opinion addressed to Agent and each of the Lenders and dated the Original Closing Date, which shall be in form and substance reasonably satisfactory to Agent and which shall cover such customary matters incident to the transactions contemplated herein as Agent or the Required Lenders may reasonably request and (ii) opinions of local counsel to the Credit Parties from the States of Florida, Ohio and Missouri from counsel reasonably satisfactory to Agent dated the Original Closing Date, each of which shall be in form and substance reasonably satisfactory to Agent, which opinions shall cover such customary matters incident to the transactions contemplated herein and in the other Loans Documents as Agent or the Required Lenders may reasonably request; and (ii) confirmation from each counsel delivering a legal opinion in connection with any portion of the Transactions (including, without limitation, Kirkland & Ellis) that Agent and Lenders are entitled to rely upon their respective opinions delivered pursuant to the Transactions;

         (i) Officer's Certificate. Agent shall have received, with a signed counterpart for each Lender, a certificate executed by a Responsible Officer on behalf of Borrower, dated the date of this Agreement and substantially in the form of Exhibit 5.1(i) hereto, stating that the representations and warranties set forth in Article VI hereof are true and correct in all material respects as of the date of the certificate except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties were true and correct in all material respects as of such specified date, that no Event of Default or Unmatured Event of Default has occurred and is continuing, that the conditions of Section 5.1 hereof have been fully satisfied (except that no opinion need be expressed as to the Agent's or Required Lenders' satisfaction with any document, instrument or other matter) and that to the best of Borrower's knowledge, no Liens (except for Permitted Liens) have been placed against the Collateral since the respective dates of the searches of financing statements filed under the Uniform Commercial Code and delivered pursuant to this Section 5.1;

         (j) Secretary's Certificate. On the Original Closing Date, the Agent shall have received from each Credit Party a certificate, dated the Original Closing Date, signed by the secretary or any assistant secretary of such Credit Party, substantially in the form of Exhibit 5.1(j) with appropriate insertions, as to the incumbency and signature of the officers of each such Credit Party executing any Document (in form and substance satisfactory to Agent) and any certificate or other document or instrument to be delivered pursuant hereto or thereto by or on behalf of such Credit Party, together with evidence of the incumbency of such Secretary or Assistant Secretary, and certifying as true and correct, attach copies of the Articles or Certificate of Incorporation and By-Laws (or other Organizational Documents) of such Credit Party and the resolutions of such Credit Party referred to in such certificate and all of the foregoing (including each such Articles or Certificate of Incorporation and By-Laws (or other Organizational Documents)) shall be reasonably satisfactory to Agent or the Required Lenders;

         (k) Good Standing. A good standing certificate or certificate of status of each Credit Party from the Secretary of State (or other governmental authority) of its state of organization and such other states as shall be reasonably requested by Agent.

         (l) Employee Benefit Plans; Shareholders' Agreements; Collective Bargaining Agreements; Tax Sharing Agreements; Debt Agreements. On the Initial Borrowing

Date, there shall have been delivered to Agent true and correct copies, certified as true and complete by an appropriate officer of Borrower on behalf of Borrower, of:

         (i) all employee benefit plans (other than multiemployer plans as defined in Section 4001(a)(3) of ERISA), or any other similar plans or arrangements for the benefit of employees of Holdings or any of its Subsidiaries and any profit sharing plans and deferred compensation plans of Holdings or any of its Subsidiaries (collectively, the "Employee Benefit Plans");

         (ii) all agreements entered into by Holdings or any of its Subsidiaries governing the terms and relative rights of its capital stock and any agreements entered into by shareholders relating to Holdings or any of its Subsidiaries with respect to their capital stock (collectively, the "Shareholder Agreements");

         (iii) all agreements with members of, or with respect to the, management of Holdings or any of its Subsidiaries other than Employment Agreements (collectively, the "Management Agreements");

         (iv) any employment agreements entered into by Holdings or any of its Subsidiaries (collectively, the "Employment Agreements");

         (v) all collective bargaining agreements applying or relating to any employee of Holdings or any of its Subsidiaries (collectively, the "Collective Bargaining Agreements");

         (vi) all agreements evidencing or relating to Indebtedness to Remain Outstanding of Holdings or any of its Subsidiaries and all agreements evidencing or relating to any Indebtedness of Holdings or any of its Subsidiaries which is to remain outstanding after giving effect to the incurrence of Loans on the Original Closing Date (collectively, the "Debt Agreements"); and

         (vii) all tax sharing, disaffiliation tax allocation and other similar agreements entered into by Holdings or any of its Subsidiaries (collectively, the "Tax Sharing Agreements");

all of which Employee Benefit Plans, Shareholders' Agreements, Management Agreements, Employment Agreements, Collective Bargaining Agreements, Debt Agreements and Tax Sharing Agreements shall be in form and substance reasonably satisfactory to the Agent and the Required Lenders; and shall be in full force and effect on the Initial Borrowing Date, except such agreements previously identified to Agent and the Required Lenders which will be terminated in connection with the consummation of this transaction;

         (m) Adverse Change. On or prior to the Original Closing Date, nothing shall have occurred (and neither Agent nor Lenders shall have become aware of any facts or conditions not previously known) which Agent or the Required Lenders shall reasonably determine has or is reasonably likely to have a material adverse effect on the rights or remedies of the Lenders or the Agent, or on the ability of Holdings and its Subsidiaries, taken as a whole (immediately after giving effect to the Transactions), to perform their obligations to the Lenders or which is reasonably likely to constitute or give rise to any material adverse condition or material adverse change in or affecting the business, assets, liabilities, results of operations or financial condition of Holdings and its Subsidiaries taken as a whole (after giving effect to the Transactions);

         (n) Approvals. All necessary governmental (domestic and foreign) and third party approvals and/or consents in connection with the Transactions and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of, including, without limitation, all filings required to be made and any approval required to be received (including any action required to be taken as a condition thereto) pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Additionally, there shall not exist any judgment, order, injunction or other restraint prohibiting or imposing material adverse conditions upon the Transactions, or the making of the Loans or the issuance of the Letters of Credit or Rollover Letters of Credit or the other transactions contemplated hereby;

         (o) Litigation. No litigation by any entity (private or governmental) shall be pending or threatened with respect to (i) this Agreement or any other Loan Document, (ii) any other Document or any documentation executed in connection herewith or the transactions contemplated hereby (including, without limitation, the Transactions), or (iii) Holdings or any of its Subsidiaries which, in the case of any litigation described in this clause (iii), Agent or the Required Lenders shall reasonably determine is reasonably likely to have a Material Adverse Effect;

         (p) Fees. Borrower shall have paid all reasonable costs, fees and expenses (including, without limitation, reasonable legal fees and expenses of Winston & Strawn and the costs, fees and expenses referred to in Section 12.4) payable to Agent to the extent then due;

         (q) Insurance. On or prior to the Original Closing Date, Agent shall have received evidence of insurance complying with the requirements of Section
7.8 for the business and properties of Borrower and its Subsidiaries, in scope, form and substance reasonably satisfactory to Agent and the Required Lenders and naming the Collateral Agent as an additional insured, mortgagee and/or loss payee, and stating that such insurance shall not be cancelled or revised without 30 days' prior written notice by the insurer to the Collateral Agent.

         (r) Appointment of Agent. Agent shall have received a letter from CT Corporation System, presently located at 111 Eighth Avenue, New York, New York 10011, substantially in the form of Exhibit 5.1(r) hereto, indicating its consent to its appointment by the Credit Parties as their agent to receive service of process as specified in Section 12.9 of this Agreement;

         (s) Pro Forma Balance Sheet. Agent shall have received the Pro Forma Balance Sheet prepared in accordance with GAAP in form and substance reasonably satisfactory to Agent and the Required Lenders;

         (t) Termination of Prior Credit Agreements.

         (i) On or prior to the Original Closing Date, the total commitments under each of the Prior Credit Agreements shall have been terminated, all loans thereunder shall have been repaid in full, together with interest thereon, and all other amounts other than contingent and indemnification obligations) owing pursuant to the Prior Credit Agreements shall have been repaid in full and the Prior Credit Agreements shall have been terminated on terms and conditions reasonably satisfactory to Agent and the Required Lenders and be of no further force or effect. On the Original Closing Date,
     (x) the termination of the Prior Credit Agreements shall be reasonably satisfactory to Agent and the Required Lenders and all such conditions shall have been satisfied to the reasonable satisfaction of Agent and the Required Lenders or waived with the consent of Agent and the Required Lenders and (y) evidence in form, scope and substance reasonably satisfactory to Agent and the Required Lenders that the matters set forth in this Section 5.1(t) have been satisfied on such date;

         (ii) The creditors under the Prior Credit Agreements shall have terminated and released all security interests and Liens on the assets owned by the Credit Parties. Agent shall have received (or arrangements have been made for the delivery thereof which are reasonably satisfactory to Agent) such releases of security interest in and Liens on the assets owned by the Credit Parties as may have been requested by Agent or the Required Lenders, which releases shall be in form and substance reasonably satisfactory to Agent and the Required Lenders. Without limiting the foregoing, there shall have been delivered (or arrangements have been made for the delivery thereof which are reasonably satisfactory to Agent) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to any Credit Party in connection with the security interests created with respect to any Prior Credit Agreement and the documentation related thereto all collateral owned by the Credit Parties in possession of any other agent, collateral agent or trustee for the creditors under any Prior Credit Agreement or any financial institution party to any Prior Credit Agreement or any related agreement;

         (u) Existing Indebtedness and Preferred Stock. On the Original Closing Date and after giving effect to the Transactions and the other transactions contemplated hereby, the Credit Parties shall not have any Indebtedness outstanding except for the Loans, the Junior Subordinated Notes, the Bridge Loan Agreement, the Holdings Preferred Stock and the Indebtedness to Remain Outstanding. The aggregate principal amount of the Indebtedness to Remain Outstanding shall not exceed $3,200,000 and the Indebtedness to Remain Outstanding shall not be incurred in connection with, or in contemplation of, the Transactions and the terms and conditions of the Indebtedness to Remain Outstanding shall be reasonably satisfactory to Agent and the Required Lenders;

         (v) Tax and Accounting Aspects of Transactions/Capital Structure. Agent and the Required Lenders shall be reasonably satisfied with all tax and accounting matters relating to the Transactions. On the Original Closing Date, the ownership and capital structure (including without limitation, the terms of any capital stock, options, warrants or other securities issued by

Holdings, Borrower or any of their Subsidiaries) and management of Holdings, Borrower and their Subsidiaries shall be in form and substance reasonably satisfactory to the Agent and the Required Lenders;

         (w) Consummation of the Reorganization.

         (i) On or prior to the Original Closing Date, each of the Reorganization Documents shall have been duly authorized, executed and delivered by each of the respective parties thereto and shall be in full force and effect and shall not have been amended or modified except for immaterial amendments and modifications and material amendments and modifications, if any, as may be reasonably satisfactory to the Agent and the Required Lenders; provided that Borrower shall promptly provide notice of any such material amendments and the substance thereof to Agent. All material conditions precedent to the consummation of the Reorganization as set forth in the Reorganization Documents shall have been satisfied and not waived except with the consent of Agent and the Required Lenders, to the reasonable satisfaction of Agent. The Reorganization shall have been, or shall be, consummated contemporaneously herewith, in all material respects, in accordance with the Reorganization Documents and all applicable law;

         (ii) Simultaneously with the consummation of the transactions contemplated by this Agreement, on the Original Closing Date, LISN Holdings shall have received cash in the amount of approximately $112,300,000 from WSP Entities as consideration for the issuance of the New LISN Notes, which New LISN Notes shall have been exchanged for Holdings Common Stock, Holdings Preferred Stock and Junior Subordinated Notes to such WSP Entities pursuant to the Note Exchange Agreement (the "WSP Financing"). The structure and all terms of, and all documentation for, the WSP Financing shall be reasonably satisfactory in form and substance to Agent. On or prior to the Original Closing Date, Holdings shall have applied or caused to be applied the total aggregate amount of cash received by it as described in the second immediately preceding sentence to the payment of amounts owing in connection with the Reorganization;

         (iii) Simultaneously with the consummation of the transactions contemplated by this Agreement, on the Original Closing Date, Holdings shall have acquired not less than 90% (on a fully-diluted basis) of the Capital Stock of LISN Holdings and all of the LISN Junior Notes from the LISN Investors having an aggregate value of at least $166,900,000 pursuant to the LISN Equity Rollover. The structure and all terms of, and all documentation for, the LISN Equity Rollover shall be reasonably satisfactory in form and substance to Agent;

         (iv) Simultaneously with the consummation of the transactions contemplated by this Agreement, on the Original Closing Date, the Orius Investors shall have rolled over into Holdings not less than 50% of the aggregate equity interests in Holdings owned by them with an aggregate value of at least $91,200,000 (the "Orius Equity Rollover"). The structure and all terms of, and all documentation for, the Orius Equity Rollover shall be reasonably satisfactory in form and substance to Agent;

         (v) Simultaneously with the consummation of the transactions contemplated by this Agreement, on the Original Closing Date, Holdings, LISN Holdings, and/or the Borrower shall have used all cash proceeds described in preceding clause (ii) and the aggregate principal amount of the loans under the Bridge Loan Agreement to make payments owing in connection with the Transactions before utilizing any proceeds of Loans for such purpose (it being understood and agreed, however, that to the extent required under the Put and Call Agreements, Borrower may use proceeds of Rollover Letters of Credit issued pursuant to this Agreement to redeem equity interests in Holdings held by the Orius Investors and/or the LISN Investors as part of the Transactions; provided that all cash proceeds received from the financing described in preceding clause (ii) and the aggregate principal amount of the loans under the Bridge Loan Agreement shall concurrently with the receipt of such funds and the incurrence of the Loans on the Original Closing Date be utilized in full to make other payments owing in connection with the Transactions). The cash proceeds received on or prior to the Original Closing Date as described in preceding clause (ii), when added to (i) the aggregate principal amount of Term Loans, (ii) the aggregate principal amount of the loans under the Bridge Loan Agreement, and (iii) available cash on hand shall be sufficient to effect the Transactions and to pay all fees and expenses in connection therewith (excluding fees and expenses in connection with the issuance of the Senior Subordinated Notes) (which fees and expenses shall not in the aggregate exceed $16,000,000); and

         (vi) After giving effect to the Transactions, the stockholders of Holdings shall hold Holdings Common Stock, Holdings Preferred Stock and Junior Subordinated Notes on an approximately 9%-53%-38% basis and there shall be no more than $139,100,000 in aggregate principal amount of Junior Subordinated Notes outstanding.

         (x) Junior Subordinated Documents. Simultaneously with the consummation of the transactions contemplated by this Agreement, on the Original Closing Date the Junior Subordinated Notes shall have been issued pursuant to the terms of the Reorganization Documents, and Agent shall have received certified copies of the fully executed Junior Subordinated Documents which shall be in form and substance reasonably satisfactory to the Agent and its counsel;

         (y) Bridge Loan Financing. Simultaneously with the consummation of the transactions contemplated by this Agreement, on the Original Closing Date, Borrower shall have received not less than $100,000,000 in cash proceeds from the loans under the Bridge Loan Agreement, which agreement and all other Bridge Loan Documents shall be on terms and conditions and in form and substance reasonably satisfactory to Agent and the Required Lenders. The Bridge Loan Agreement shall be unsecured;

         (z) Notice of Borrowing. A duly executed Notice of Borrowing with respect to initial advance of Loans to be made on the Original Closing Date;

         (aa) Solvency Certificate. On the Original Closing Date, Agent shall have received a solvency certificate duly executed on behalf of Borrower by the Chief Financial Officer of Borrower in the form of Exhibit 5.1(aa) hereto;

         (bb) Employment Agreements. On the Original Closing Date, Holdings and/or Borrower shall have entered into employment agreements and non-compete agreements on terms and conditions acceptable to Agent with certain managers of Holdings and Borrower as Holdings and Agent shall reasonably deem appropriate; and

         (cc) Other Matters. All corporate and other proceedings taken in connection with the Transactions at or prior to the date of this Agreement, and all documents incident thereto will be reasonably satisfactory in form and substance to Agent; and Agent shall have received such other instruments and documents as Agent shall reasonably request in connection with the execution of this Agreement, and all such instruments and documents shall be reasonably satisfactory in form and substance to Agent.

         Section 5.2. Conditions Precedent to All Credit Events. The obligation of each Lender to make Loans (including Loans made on the Original Closing Date and Restatement Date) and the obligation of any Facing Agent to issue or any Lender to participate in any Letter of Credit hereunder in each case shall be subject to the fulfillment at or prior to the time of each such Credit Event of each of the following conditions:

         (a) Representations and Warranties. The representations and warranties contained in this Agreement and the other Loan Documents shall each be true and correct in all material respects at and as of such time, as though made on and as of such time except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties shall be true and correct in all material respects as of such specified date.

         (b) No Default. No Event of Default or Unmatured Event of Default shall have occurred and shall then be continuing on such date or will occur after giving effect to such Credit Event.

         (c) Notice of Borrowing; Letter of Credit Request.

         (i) Prior to the making of each Loan, Agent shall have received a Notice of Borrowing meeting the requirements of Section 2.5.

         (ii) Prior to the issuance of each Letter of Credit, Agent and the respective Facing Agent shall have received a Letter of Credit Request meeting the requirements of Section 2.9(b).

         (d) Adverse Change. At the time of each such Credit Event and after giving effect thereto, nothing shall have occurred (and the Lenders shall not have become aware of any facts or conditions previously unknown) which has, or is reasonably likely to have, a Material Adverse Effect.

         (e) Other Information. Agent shall have received such other instruments, documents and opinions as it may reasonably request in connection with such Credit Event, and all such instruments and documents shall be reasonably satisfactory in form and substance to Agent.

         The acceptance of the benefits of each such Credit Event by Borrower shall be deemed to constitute a representation and warranty by them to the effect of paragraphs (a), (b), (c) and (d) of this Section 5.2 (except that no opinion need be expressed as to the Agent's or Required Lenders' satisfaction with any document, instrument or other matter).

         Section 5.3. Conditions Precedent to All Acquisition Revolving Loan Credit Events. The obligation of each Revolving Lender to make Acquisition Revolving Loans shall be subject to the fulfillment at or prior to the time (unless a later time may be specified below) of each such Credit Event of each of the following conditions:

         (a) Additional Security Documents. Each Credit Party (including any New Domestic Subsidiaries) shall have duly authorized executed and delivered to Agent the Additional Security Documents, including, without limitation, any additional Mortgages reasonably requested by Agent, together with (provided that Agent may , in its discretion, accept delivery of any of the documents specified in this clause (a) within thirty (30) days following the date of funding of such Acquisition Revolving Loans to the extent any such document is not readily available on such date):

         (i) proper financing statements (Form UCC-1 or such other financial statements or similar notices as shall be required by local law) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of Agent, desirable to perfect the security interests purported to be granted by the Additional Security Documents;

         (ii) certified copies of Requests for Information Copies (Form UCC-1) or equivalent reports, listing all effective financing statements or similar notices that name the acquired Person or business or, to the extent applicable, its Subsidiaries (by its actual name or, to the extent applicable, any trade name, fictitious name or similar name), or any division or other operating unit thereof (to the extent the same is being acquired), as debtor and that are filed in the jurisdiction referred to in clause (i), together with copies of such other financing statements (none of which shall cover the Additional Collateral except to the extent evidencing Permitted Liens or for which Agent shall have received termination statements (Form UCC-3 or such other termination statements as shall be required by local law) fully executed for filing);

         (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Additional Security Documents and all other actions as may be necessary or, in the reasonable opinion of Agent, desirable to perfect the security interests intended to be created by the Additional Security Documents;

         (iv) with respect to each additional Mortgaged Property (A) such additional Mortgage Policies with respect to Additional Collateral and additional Mortgaged Property reasonably satisfactory to Agent insuring Collateral Agent that each additional Mortgage is a valid and enforceable first priority mortgage Lien, free and clear of all defects and encumbrances other than Permitted Liens, together with assurances satisfactory to Agent for the recordations of the additional Mortgages in the real estate records of all appropriate jurisdictions (B) surveys, in form and substance reasonably satisfactory to Collateral Agent and the title insurance company, of each additional Mortgaged Property, dated a recent date acceptable to Collateral Agent, by a licensed professional surveyor reasonably satisfactory to Collateral Agent and the title insurance company, and (C) such documentary, intangible or similar taxes with respect to the Additional Collateral and additional Mortgaged Property;

         (v) an executed Landlord Consent from each lessor of any material leased facility of any Credit Party (including any New Domestic Subsidiary) at which any Additional Collateral may be located (provided that to the extent any such Landlord Consent has not been delivered on the date of such Acquisition Revolving Loan, Borrower shall use its reasonable best efforts to cause such Landlord Consents to be executed and delivered promptly following such date);

         (vi) a duly executed and delivered Perfection Certificate from each new Credit Party appropriately completed; and

         (vii) evidence that all other actions necessary, or in the reasonable opinion of Agent, desirable to perfect the security interests purported to be taken by the Additional Security Documents have been taken;

         (b) Opinions of Counsel. To the extent reasonably requested by Agent, Agent shall have received from (i) special counsel to the Credit Parties, an opinion addressed to Agent and each of the Lenders and dated the date of the Acquisition Revolving Loan, which shall be in form and substance reasonably satisfactory to Agent and which shall cover such matters incident to the Permitted Acquisition and the Additional Security Documents as Agent may reasonably request; (ii) customary opinions of local counsel to the Credit Parties dated the date of the Acquisition Revolving Loan, each of which shall be in form and substance reasonably acceptable to Agent, which opinions shall cover such matters incident to the Additional Security Documents as Agent may reasonably request and (iii) confirmation from counsel to the Target and from special counsel to the Credit Parties that Agent and the Lenders are entitled to rely upon their respective opinions, if any, delivered pursuant to the documents governing the Permitted Acquisition;

         (c) Officer's Acquisition Certificate. Agent shall have received a certificate executed by a Responsible Officer on behalf of Borrower, dated the date of the Acquisition Revolving Loan, certifying as to the matters set forth in Section 8.4(k), in form and substance reasonably satisfactory to Agent;

         (d) Officer's Certificate. Agent shall have received a certificate executed by a Responsible Officer on behalf of Borrower, dated the date of the Acquisition Revolving Loan, stating that the representations and warranties set forth in Article VI hereof are true and correct as of the date of the certificate except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties were true and correct in all material respects as of such specified date, that no Event of Default or Unmatured Event of Default has occurred and is continuing, that the conditions of Section 5.3 hereof have been fully satisfied (except that no opinion need be expressed as to the Agent's or Required Lenders' satisfaction with any document, instrument or other matter) and that to the


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best knowledge of Borrower, no Liens (except for Permitted Liens) have been placed against the Additional Collateral since the respective dates of the searches of financing statements filed under the Uniform Commercial Code and delivered pursuant to this Section 5.3;

         (e) Secretary's Certificate. The Agent shall have received from each New Domestic Subsidiary and each other Credit Party executing any Loan Document in connection with a Permitted Acquisition a certificate, dated the date of the Acquisition Revolving Loan, signed by the secretary or any assistant secretary of such New Domestic Subsidiary or Credit Party on behalf of such New Domestic Subsidiary or Credit Party, as to the incumbency and signature of the officers of each such New Domestic Subsidiary or Credit Party executing any such Loan Document (in form and substance reasonably satisfactory to Agent) and any certificate or other document or instrument to be delivered pursuant hereto or thereto by or on behalf of such New Domestic Subsidiary or Credit Party, together with evidence of the incumbency of such Secretary or Assistant Secretary, and certifying as true and correct, attach copies of the Articles or Certificate of Incorporation and By-Laws (or other Organizational Documents) of such New Domestic Subsidiary or Credit Party and the resolutions of such New Domestic Subsidiary or Credit Party referred to in such certificate and all of the foregoing (including each such Articles or Certificate of Incorporation and By-Laws (or other Organizational Documents)) shall be reasonably satisfactory to Agent;

         (f) Good Standing. A good standing certificate or certificate of status of each New Domestic Subsidiary from the Secretary of State (or other governmental authority) of its state of organization and such other states as shall be reasonably requested by Agent.

         (g) Approvals. All necessary governmental (domestic and foreign) and third party approvals in connection with the Permitted Acquisition and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Permitted Acquisition, including, without limitation, all filings required to be made and any approval required to be received (including any action required to be taken as a condition thereto) pursuant to the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended. Additionally, there shall not exist any judgment, order, injunction or other restraint prohibiting or imposing material adverse conditions upon the Permitted Acquisition;

         (h) Environmental Review. Agent shall have received such reasonable environmental site assessments with respect to the Real Property of Target as shall be requested by the Agent. Agent shall be reasonably satisfied as to the existing and potential liability of Holdings and its Subsidiaries with respect to any environmental matters including compliance with all laws and regulations relating to environmental protection;

         (i) Appointment of Agent. Agent shall have received a letter from CT Corporation System, presently located at 111 Eighth Avenue, New York, New York 10011, substantially in the form of Exhibit 5.1(r) hereto, indicating its consent to its appointment by each New Domestic Subsidiary as its agent to receive service of process as specified in Section 12.9 of this Agreement;


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         (j) Pro Forma Balance Sheet. Agent shall have received a pro forma
(after giving effect to the Permitted Acquisition) consolidated balance sheet of Holdings prepared in accordance with of the Securities Act in form and substance reasonably satisfactory to Agent and the Required Lenders;

         (k) Tax and Accounting Aspects of Transactions/Capital Structure. Agent shall be reasonably satisfied with all tax and accounting matters relating to the Permitted Acquisition and the changes to the ownership and capital structure (including without limitation, the terms of any capital stock, options, warrants or other securities issued by Holdings, Borrower or any of their Subsidiaries) and management of Holdings, Borrower and their Subsidiaries resulting from the Permitted Acquisition;

         (l) Consummation of the Acquisition. Simultaneously with the making of the Acquisition Revolving Loan, the applicable acquiring Credit Party and the Target shall have consummated the Permitted Acquisition, substantially in accordance with the terms set forth in the agreement governing such acquisition (which terms and conditions shall be reasonably satisfactory to Agent and its counsel in all material respects) and all applicable laws, rules and regulations, no material conditions to closing set forth therein shall have been waived, and all documents executed in connection therewith shall have been executed and delivered by the Persons specified therein, and Borrower shall have furnished to Agent a certificate signed by a Responsible Officer of Borrower certifying that the transactions (other than those contemplated by this Agreement) contemplated in the agreement governing such acquisition have been consummated in accordance with such agreement in all material respects, and Agent shall have received certified copies of a draft of such agreement and all material agreements, documents and instruments executed and delivered in connection therewith and all material consents, approvals or permits necessary or advisable to be obtained in connection therewith, in form and substance reasonably satisfactory to Agent and its counsel (followed by copies of such executed documents within five (5) Business Days after the making of the Acquisition Revolving Loan);

         (m) No Acquired Liabilities. Upon consummation of the Permitted Acquisition, no New Domestic Subsidiary nor Holdings or any of its Subsidiaries shall have any material existing liabilities or other obligations other than those existing under or permitted by this Agreement and the other Loan Documents and those contractual obligations and liabilities arising in the ordinary course of business.

         (n) Other Matters. All corporate and other proceedings taken in connection with the Permitted Acquisition, and all documents incident thereto will be reasonably satisfactory in form and substance to Agent; and Agent shall have received such other instruments and documents as Agent shall reasonably request in connection with the Permitted Acquisition, and all such instruments and documents shall be reasonably satisfactory in form and substance to Agent.

         Section 5.4. Conditions Precedent to Effectiveness of Agreement and Initial Funding of Term C Loan. The amendments to the Existing Credit Agreement embodied in this Agreement shall not be effective (in which case the Existing Credit Agreement shall remain in full force and effect) and the initial advance of the Term C Loan shall not be funded unless and


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until the following conditions precedent have been satisfied, in each case, on or prior to the Restatement Date:

         (a) Agreement and Term C Notes. Borrower, Agent, the Required Lenders (as defined in the Existing Credit Agreement), the Majority Lenders of the Revolving Facility (as defined in the Existing Credit Agreement), the Majority Lenders of the Term A Facility (as defined in the Existing Credit Agreement), the Majority Lenders of the Term B Facility (as defined in the Existing Credit Agreement), and the Term C Lenders shall have duly executed and delivered to Agent, with a signed counterpart for each signatory a party hereto, this Agreement. The Borrower shall have duly executed and delivered the Term C Notes payable to the order of each Term C Lender in the amount of their respective Term C Commitment.

         (b) Loan Documents and Security Matters. (i) All of the Loan Documents shall be in full force and effect.

             (ii) The Collateral Agent shall have received (x) such modifications to existing Security Documents (including, without limitation, a reaffirmation of guaranty duly executed by Holdings and each Subsidiary Guarantor substantially in the form of Exhibit 5.4(b) hereto) and the Mortgages,
(y) such documentary, intangible or similar taxes with respect to the Collateral and Mortgaged Property and (z) such additional and/or new title insurance and title insurance endorsements with respect to the Mortgaged Property as may be necessary to maintain the Collateral Agent's perfected security interest (including existing priority) in the Collateral and Mortgaged Property with respect to the Obligations under this Agreement (including, without limitation, the Term C Facility) and as the Collateral Agent may otherwise reasonably request, together with assurances reasonably satisfactory to Agent for the recordations of the modifications to the Mortgages in the real estate records of all appropriate jurisdictions.

         (c) Opinions of Counsel. Agent shall have received (i) the signed opinion of Kirkland & Ellis, counsel to the Credit Parties, dated the Restatement Date and addressed to Agent and all of the Lenders which shall be in form and substance reasonably satisfactory to Agent and which shall cover such customary matters incident to the transactions contemplated herein as Agent or the Required Lenders may reasonably request and (ii) opinions of local counsel to the Credit Parties reasonably satisfactory to Agent as Agent may reasonably request.

         (d) Officers Certificate. Agent shall have received, with a signed counterpart for each Lender, a certificate executed by a Responsible Officer on behalf of Borrower, dated the Restatement Date, stating that the representations and warranties set forth in Article VI hereof are true and correct in all material respects as of the date of the certificate except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties were true and correct in all material respects as of such specified date, that no Event of Default or Unmatured Event of Default has occurred and is continuing, that the conditions of Section 5.4 hereof have been fully satisfied (except that no opinion need be expressed as to Agent's or Required Lenders' satisfaction with any document, instrument or other matter).

         (e) Secretary's Certificate. On the Restatement Date, Agent shall have received from each Credit Party executing any Loan Document a certificate signed by the


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secretary or an assistant secretary of such Credit Party, dated the Restatement
Date as to the incumbency and signature of the officers of each such Credit Party executing any Loan Document and any certificate or other document or instrument to be delivered pursuant hereto by or on behalf of such Credit Party, together with evidence of the incumbency of such Secretary or Assistant Secretary, as the case may be and certifying either that there have been no changes to the Organizational Documents of such Credit Party since the Original Closing Date (or, if later, the date such Credit Party became a Subsidiary of the Borrower) or certifying as true and correct and attaching copies of the Articles or Certificate of Incorporation and By-Laws (or other Organizational Documents) of such Credit Party and certifying as true and correct and in full force and effect and attaching the resolutions of such Credit Party referred to in clause (f) of the Section.

         (f) Resolutions. Agent shall have received a copy of all resolutions (in form and substance reasonably satisfactory to Agent) adopted by the Board of Directors of each of the Credit Parties as reasonably deemed necessary by Agent, authorizing or relating to (i) the execution, delivery and performance of this Agreement and the other documents and instruments provided for therein, (ii) the consummation of the transactions contemplated hereby and thereby, (iii) the confirmation of the liens, pledges, mortgages and security interests pursuant to the Security Agreements, by the Credit Parties.

         (g) Good Standing Certificates. Agent shall have received good standing certificates for each of the Credit Parties from their respective jurisdictions of incorporation.

         (h) Adverse Change. On or prior to the Restatement Date, nothing shall have occurred (and neither Agent nor Lenders shall have become aware of any facts or conditions not previously known) which Agent or the Required Lenders shall reasonably determine has or is reasonably likely to have a material adverse effect on the rights or remedies of the Lenders or the Agent, or on the ability of Holdings and its Subsidiaries, taken as a whole to perform their obligations to the Lenders or which is reasonably likely to constitute or give rise to any material adverse condition or material adverse change in or affecting the business, assets, liabilities, results of operations or financial condition of Holdings and its Subsidiaries taken as a whole.

         (i) Approvals. All necessary governmental (domestic and foreign) and third party approvals and/or consents in connection with this Agreement and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of this Agreement. Additionally, there shall not exist any judgment, order, injunction or other restraint prohibiting or imposing material adverse conditions upon the Agreement, or the making of the Loans or the issuance of the Letters of Credit or the other transactions contemplated hereby.

         (j) Litigation. No litigation by any entity (private or governmental) shall be pending or threatened with respect to (i) this Agreement or any other Loan Document, (ii) any other Document or any documentation executed in connection herewith or the transactions contemplated hereby, or (iii) Holdings or any of its Subsidiaries which, in the case of any litigation described in this clause (iii), Agent or the Required Lenders shall reasonably determine is reasonably likely to have a Material Adverse Effect.


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

         (k) Fees. Borrower shall have paid (i) all reasonable costs, fees and expenses (including, without limitation, reasonable legal fees and expenses of Winston & Strawn and the costs, fees and expenses referred to in Section 12.4) payable and (ii) all fees payable to Agent to the extent then due to Agent on the Restatement Date pursuant to that certain Fee Letter dated June 2, 2000.

         (l) Insurance. On or prior to the Restatement Date, Agent shall have received evidence of insurance complying with the requirements of Section 7.8 for the business and properties of Borrower and its Subsidiaries, in scope, form and substance reasonably satisfactory to Agent and the Required Lenders and naming the Collateral Agent as an additional insured, mortgagee and/or loss payee, and stating that such insurance shall not be cancelled or revised without 30 days' prior written notice by the insurer to the Collateral Agent.

         (m) Notice of Borrowing. A duly executed Notice of Borrowing with respect to initial advance of Term C Loans to be made on the Restatement Date.

         (n) Solvency Certificate. On the Restatement Date, Agent shall have received a solvency certificate duly executed on behalf of Borrower by the Chief Financial Officer of Borrower in substantially the form of Exhibit 5.1(aa) hereto.

         (o) No Conflicts. After giving effect to this Agreement and the financings incurred in connection herewith, there shall be no conflict with, or default under, any material agreement of Holdings and its Subsidiaries.

         (p) Other Matters. Agent shall have received such other instruments and documents as Agent or the Required Lenders may reasonably request in connection with the execution of this Agreement, and all such instruments and documents shall be reasonably satisfactory in form and substance to Agent.

         In the event that all of the foregoing conditions precedent have not been satisfied or waived on or before July 15, 2000, this Agreement (other than the required payment of certain fees as separately agreed to between Borrower and Agent) shall be of no further force and effect and the Existing Credit Agreement shall continue in full force and effect.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, Holdings and Borrower make the following representations, warranties and agreements as of the Restatement Date (immediately after giving effect to the consummation of the Transactions) and as of the date of each subsequent Credit Event, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit, with the occurrence of each Credit Event on or after the Restatement Date being deemed to constitute a representation and warranty that the matters specified in this Article VI are true and correct in all material respects on and as of the Restatement Date and on and as of the date of each of such Credit Event, provided that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects on the


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date of each Credit Event but only as of such specified date and provided further, that any representation made by Holdings or Borrower under the Existing Credit Agreement shall survive the execution and delivery of this Agreement and the termination thereof:

         Section 6.1. Corporate Status. Each Credit Party (i) is a duly organized and validly existing corporation, partnership or limited liability company or other entity, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, (ii) has all requisite power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage in and (iii) is duly qualified and is authorized to do business and is in good standing in its jurisdiction of incorporation or formation, as applicable, and in each other jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified in a foreign jurisdiction could not reasonably be expected to have a Material Adverse Effect.

         Section 6.2. Corporate Power and Authority. Each Credit Party has all necessary power and authority to execute, deliver and perform the terms and provisions of each of the Documents to which it is a party and has taken all necessary corporate or other action to authorize the execution, delivery and performance by it of each of such Documents. Each Credit Party has duly executed and delivered each of the Documents to which it is a party, and each of such Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         Section 6.3. No Violation. Neither the execution, delivery or performance by any Credit Party of the Documents to which it is a party (including, without limitation, the granting of Liens pursuant to the Security Documents), nor compliance by it with the terms and provisions thereof, nor the consummation of the transactions contemplated therein (i) will contravene any provision of any Requirement of Law applicable to any Credit Party, (ii) will conflict with or result in any breach of or constitute a tortious interference with any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party pursuant to the terms of any Contractual Obligation to which any Credit Party is a party or by which or any of its property or assets is bound or to which it may be subject, (iii) will violate any provision of any Organizational Document of any Credit Party or (iv) require any approval of stockholders or any approval or consent of any Person (other than a Governmental Authority) which has not been obtained except as set forth on Schedule 6.3, and except, solely with respect to the execution, delivery and performance of the Transaction Documents, for immaterial violations or conflicts, or failure to obtain any immaterial consent or approval.

         Section 6.4. Governmental and Other Approvals. Except for the recording of the Mortgages, filings with the U.S. Patent and Trademark Office and the U.S. Copyright Office to record liens on intellectual property and the filing of the UCC financing statements which shall be recorded and filed, respectively, on, or as soon as practicable after, the date hereof, no


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order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the Restatement Date), or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Document, (ii) the legality, validity, binding effect or enforceability of any such Document or (iii) the Transactions, except for immaterial orders, consents, approvals, licenses, authorizations, validations, filings, recordings or registrations solely in connection with the Transactions (other than the Credit Events occurring on the Restatement Date).

         Section 6.5. Financial Statements; Financial Condition; Undisclosed Liabilities; Projections.

         (a) Financial Statements. (i) The consolidated balance sheets of Holdings and its predecessors dated December 31, 1997, December 31, 1998, December 31, 1999, March 31, 2000 and the related consolidated statements of operations, cash flows and shareholders' equity of Holdings for the Fiscal Year or other period ended on such dates, as the case may be, and copies of which have hereto been furnished to the Lenders prior to the Original Closing Date which, in the case of the December 31, 1997, 1998 and 1999 statements, have been examined by PriceWaterhouseCoopers LLP, independent certified public accountants, who delivered an unqualified opinion in respect thereto, present fairly in all material respects, in accordance with GAAP (except, in the case of unaudited financial statements, for the absence of footnotes and normal occurring year-end audit adjustments), the financial condition and results of operations of Holdings and its Subsidiaries for the periods referred to therein,
(ii) the consolidated balance sheets of LISN Holdings and its Subsidiaries dated December 31, 1996, December 31, 1997, December 31, 1998, June 30, 1999 and September 30, 1999 and the related statements of operations, cash flows and changes in stockholders' equity of LISN Holdings and its Subsidiaries for the Fiscal Year or other period ended on such dates, as the case may be, and copies of which have hereto been furnished to the Lenders prior to the Original Closing Date which, in the case of the December 31, 1996, December 31, 1997 and 1998 statements, have been examined by PriceWaterhouseCoopers LLP, independent certified public accountants, who delivered an unqualified opinion in respect thereto, present fairly in all material respects, in accordance with GAAP (except, in the case of unaudited financial statements, for the absence of footnotes and normal occurring year-end audit adjustments), the financial condition and results of operations of LISN Holdings and its Subsidiaries for the periods referred to therein, the consolidated balance sheet of Arion, Inc. and its Subsidiaries dated December 31, 1998 and the related statements of income, stockholders' equity and cash flows of Arion, Inc. and its Subsidiaries for the fiscal year ended on such date and copies of which have hereto been furnished to the Lenders prior to the Original Closing Date, which have been examined by PriceWaterhouseCoopers LLP, independent certified public accountants, who delivered an unqualified opinion in respect thereto, present fairly in all material respects, in accordance with GAAP, the financial condition and results of operations of Arion, Inc. and its Subsidiaries for the period referred to therein and (iii) the pro forma (after giving effect to the Transactions, the related financing thereof and the other transactions contemplated hereby and thereby) consolidated balance sheet of Holdings attached hereto as Schedule 6.5(a) (the "Pro Forma Balance Sheet") presents fairly the consolidated financial condition of Holdings and its Subsidiaries at the date of such balance sheet and presents a good faith estimate of the pro forma consolidated financial condition of Borrower and its Subsidiaries (after giving effect to the Transactions, the related financing thereof and the


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

other transactions contemplated hereby and thereby) at the date thereof. The Pro Forma Balance Sheet has been prepared in accordance with GAAP consistently applied (except as may be indicated in the notes thereto) subject to footnote disclosure and normal year-end audit adjustments. Since December 31, 1998 there has been no material adverse change in the business, financial condition, assets, liabilities or results of operations of Holdings and its Subsidiaries taken as a whole.

         (b) Solvency. On and as of the Restatement Date, after giving effect to the Transactions and to all Indebtedness being incurred, and to be incurred (and the use of proceeds thereof), and Liens created, and to be created, by the Credit Parties in connection with the transactions contemplated hereby, with respect to each of Holdings and its Subsidiaries (on a consolidated basis) and of Borrower and its Subsidiaries (on a consolidated basis) (i) the sum of the assets, at a fair valuation (measured on a going concern basis), of each of Holdings and its Subsidiaries (on a consolidated basis) and Borrower and its Subsidiaries (on a consolidated basis) will exceed its debts; (ii) neither Holdings and its Subsidiaries (on a consolidated basis) nor Borrower and its Subsidiaries (on a consolidated basis) have incurred nor intend, nor believe that they will, incur debts beyond its ability to pay such debts as such debts mature in the ordinary cause of business; and (iii) each of Holdings and its Subsidiaries (on a consolidated basis) and Borrower and its Subsidiaries (on a consolidated basis) will have sufficient capital with which to conduct their business. For purposes of this Section 6.5(b) "debt" means any liability on a claim, and "claim" means (y) any right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured (including all obligations, if any, under any Plan or the equivalent for unfunded past service liability, and any other unfunded medical and death benefits) or (z) any right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

         (c) No Undisclosed Liabilities. Except as fully reflected in the financial statements and the notes related thereto delivered pursuant to Section 6.5(a) or as reflected in the Pro Forma Balance Sheet or Schedule 6.5(c) hereto and the Indebtedness incurred under this Agreement, the Junior Subordinated Notes and the Existing Senior Subordinated Documents, there were as of the Restatement Date (and after giving effect to the Transactions and the other transactions contemplated hereby) no liabilities or obligations with respect to the Credit Parties (whether absolute, accrued or contingent and whether or not due) which, either individually or in aggregate, exceed $1,000,000. As of the Restatement Date (and after giving effect to the Transactions and the other transaction contemplated hereby), neither Holdings nor Borrower knows of any basis for the assertion against any Credit Party of any liability or obligation that is not fully reflected in the financial statements or the notes related thereto delivered pursuant to Section 6.5(a), on Schedule 6.5(c) or on Schedule 6.5(d) which, either individually or in the aggregate, exceed $1,000,000.

         (d) Indebtedness. Schedule 6.5(d) sets forth a true and complete list of all Indebtedness (other than the Loans and the Letters of Credit) of Holdings and its Subsidiaries as of the Original Closing Date and which is to remain outstanding after giving effect to the Transactions (the "Indebtedness to Remain Outstanding"), in each case showing the aggregate principal amount thereof (and the aggregate amount of any undrawn commitments with respect thereto) and the name of the respective obligor and any other entity which directly or indirectly guaranteed such debt. No Indebtedness to Remain Outstanding has been incurred in connection with, or in contemplation of, the Transactions or the other transactions contemplated hereby. All Indebtedness of Holdings, Borrower and each Subsidiary to Agent or to the Lenders under the Loan Documents constitutes indebtedness which is senior in priority of payment to the Junior Subordinated Notes and the Bridge Loan Agreement.

         (e) Projections. On and as of the Restatement Date, the financial projections previously delivered to Agent and the Lenders by Borrower and contained in that certain confidential information memorandum dated June 2000 (the "Projections") were prepared on a basis consistent with the financial statements referred to in Section 6.5(a) and, at the time of the preparation thereof, were based on good faith estimates and assumptions made by the management of Holdings, and there are no statements or conclusions in any of the Projections which were based upon or include information known to any Credit Party to be misleading or which failed to take into account material information regarding the matters reported therein. On the Restatement Date, Holdings and Borrower believes that the Projections are reasonable and attainable, it being understood that uncertainty is inherent in any forecasts or projections and that no assurance can be given that the results set forth in the Projections will actually be obtained.

         Section 6.6. Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of Holdings or Borrower, threatened (i) with respect to any Document, (ii) with respect to any Indebtedness or Capital Stock of Holdings or any of its Subsidiaries or (iii) that could reasonably be expected to have a Material Adverse Effect.

         Section 6.7. True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of Holdings or any of its Subsidiaries in writing to any Lender (including, without limitation, all information contained in the Documents) (other than the Projections as to which Section 6.5(e) applies) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Holdings or any of its Subsidiaries in writing to any Lender for purposes of or in connection with this Agreement or any transaction contemplated herein are and will be (and, solely with respect to any such information furnished on behalf of Holdings or any Subsidiary by a third party, to the best knowledge of Holdings and Borrower after due inquiry are and will be) true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

         Section 6.8. Use of Proceeds; Margin Regulations.

         (a) Term C Loan Proceeds. All proceeds of the Term C Loans incurred on the Restatement Date shall be used by Borrower (i) to refinance, in part, the Revolving Loans and (ii) to pay fees and expenses in connection with the Transactions.

         (b) Working Capital Loan Proceeds. All proceeds of the Working Capital Loans incurred hereunder shall be used by Borrower for ongoing working capital needs, Capital


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Expenditures and general corporate purposes of the Borrower and its Subsidiaries
(but excluding Permitted Acquisitions and the repayment of Acquisition Loans).

         (c) Acquisition Revolving Loan Proceeds. All proceeds of the Acquisition Revolving Loans incurred hereunder shall be used by Borrower (i) to finance Permitted Acquisitions and (ii) to pay fees and expenses in connection with Permitted Acquisitions.

         (d) Margin Regulations. No part of the proceeds of any Loan will be used to purchase or carry any margin stock, directly or indirectly, or to extend credit for the purpose of purchasing or carrying any such margin stock for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the loans or extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulation T, U or X of the Board.

         Section 6.9. Taxes.

         (a) Tax Returns and Payments. Each of Holdings and each of its Subsidiaries has timely filed or caused to be filed with the appropriate taxing authority, all returns, statements, forms and reports for material taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of Holdings and/or any of its Subsidiaries. The Returns accurately reflect all liability for taxes of Holdings and its Subsidiaries for the periods covered thereby. Each of Holdings and each of its Subsidiaries has paid all material taxes payable by it before they have become delinquent other than those contested in good faith and for which adequate reserves have been established in conformity with GAAP. As of the Restatement Date, there is no action, suit, proceeding, investigation, audit, or claim pending or, to the knowledge of Borrower, threatened by any authority regarding any taxes relating to Holdings or any of its Subsidiaries other than as disclosed on Schedule 6.9 hereto. As of the Restatement Date, neither Holdings nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of Holdings or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of Holdings or any of its Subsidiaries not to be subject to the normally applicable statute of limitations. As of the Restatement Date, neither Holdings nor any of its Subsidiaries have provided, with respect to themselves or property held by them, any consent under Section 341 of the Code. Neither Holdings nor any of its Subsidiaries has incurred, or will incur, any material tax liability in connection with the Transactions.

         (b) Tax Examinations. Except as set forth on Schedule 6.9 hereto, as of the Restatement Date, the federal income tax returns on each of Holdings and its Subsidiaries have been examined by the IRS (or closed by applicable statutes) for any tax periods, and there are no other tax examinations in progress. All deficiencies which have been asserted against Holdings or any of its Subsidiaries as a result of such examinations have been fully paid or finally settled or are being contested in good faith, and no issue has been raised in any such examination which, by application or similar principles, reasonably can be expected to result in an assertion of a deficiency for any other year not so examined that has not been accrued on Holding's and its Subsidiaries' or LISN Holdings' and its Subsidiaries audited financial statements for its most recently ended Fiscal Year that would be required to be so accrued in accordance with GAAP.


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Neither Holdings nor any of its Subsidiaries has knowledge of any material federal income tax liability with respect to open taxable years in excess of amounts accrued on such Person's financial statements for its most recently ended Fiscal Year that would be required to be so accrued in accordance with GAAP, nor does Holdings or any of its Subsidiaries anticipate any further material tax liability with respect to such open taxable years taken as a whole in excess of such accrued amounts.

         Section 6.10. Compliance With ERISA. Each Plan is in all material respects in compliance with ERISA and the Code; no Reportable Event which could reasonably be expected to result in the termination of any Plan has occurred with respect to a Plan; no Multiemployer Plan is insolvent or in reorganization; the aggregate fair market value of the assets of each Plan equals or exceeds the aggregate present value of the accrued benefits under such Plan (using the actuarial funding assumptions then in effect for such Plan); no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Code of Section 302 of ERISA; neither Holdings nor any of its Subsidiaries nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(d), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or
4975 of the Code or is expected to incur any material liability under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted to terminate any Plan; no condition exists which presents a risk to Holdings or any of its Subsidiaries or any ERISA Affiliate of incurring a material liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; using actuarial assumptions and computation methods consistent with subpart 1 of Subtitle E of Title IV of ERISA, Holdings and its Subsidiaries and its ERISA Affiliates would not have any liability to all Plans which are Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ending prior to the date of any Credit Event; no Lien imposed under the Code or ERISA on the assets of Holdings or any of its Subsidiaries or any ERISA Affiliate exists or is likely to arise on account of any Plan; and Holdings and its Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA), except where any of the foregoing, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         Section 6.11. Security Documents.

         (a) Security Agreement Collateral. The provisions of the Security Agreement are effective to create in favor of Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of each Credit Party in the Collateral, and the Security Agreement, together with the timely filings of Form UCC-1 creates a fully perfected first lien on, and security interest in, all right, title and interest of each Credit Party in all of the Collateral (other than trademarks, patents and copyrights) described therein, subject to no other Liens other than Permitted Liens. The recordation in the United States Patent and Trademark Office and in the United States Copyright Office of grants of security interests made pursuant to the Security Agreement, together with filings on Form UCC-1 made pursuant to the Security Agreement, will be effective, under Federal law, to perfect the


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security interest granted to Agent in the registered trademarks, patents and copyrights covered by the Security Agreement, and the filing of grants of security interests made pursuant to the Security Agreement, with the United States Copyright Office together with filings on Form UCC-1 made pursuant to the Security Agreement, will be effective under Federal law to perfect the security interest granted to Collateral Agent in the registered copyrights covered by the Security Agreement. Each Credit Party has good and marketable title to, or rights in, all Security Agreement Collateral, free and clear of all Liens except Permitted Liens.

         (b) Pledged Securities. The security interests created in favor of Collateral Agent, as Pledgee for the benefit of the Secured Creditors under the Pledge Agreement, constitute first perfected security interests in the Pledged Securities, if any, subject to no security interests of any other Person. No filings or recordings are required in order to perfect the security interests created in the Pledged Securities under the Pledge Agreement.

         (c) Real Estate Collateral. The Mortgages create, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and Lien on all of the Mortgaged Properties (including, without limitation, all fixtures and improvements relating to such Mortgaged Properties and affixed or added thereto on or after the Restatement Date in favor of Collateral Agent (or such other trustee as may be named therein)) for the benefit of the Secured Creditors, superior to and prior to the rights of all third Persons (except that the security interest created in the Mortgaged Properties may be subject to the Permitted Liens related thereto) and subject to no other Liens (other than Liens permitted under Section 8.1). Schedule 6.11(c) contains a true and complete list of each parcel of Real Property owned or leased by Holdings and its Subsidiaries on the Restatement Date, identifies which Credit Party has an interest therein and the type of interest therein held by such Credit Party. Each Credit Party will have good and marketable title to all Mortgaged Properties of such Credit Party free and clear of all Liens except those described in the first sentence of this Section 6.11(c).

         Section 6.12. Documents.

         (a) True and Accurate Copies; Consummation of Transactions. Borrower has heretofore delivered to Agent true, correct and complete copies of the Documents entered into in connection with the Transactions consummated on or prior to the Restatement Date. Holdings and Borrower have, prior to or concurrently with the execution and delivery of this Agreement, consummated the transactions contemplated by the Documents to be consummated on or prior to the Restatement Date pursuant thereto, and the Documents set forth the entire agreement among the parties thereto with respect to the subject matter thereof. Except as set forth on Schedule 6.12 hereto, no party to the Documents has waived the fulfillment of any material condition precedent set forth therein to the consummation of the transactions contemplated thereby, no party is in default or has failed to perform any of its material obligations thereunder or under any instrument or document executed and delivered in connection therewith.

         (b) Representations and Warranties in Documents. All representations and warranties made by Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and Borrower, made by any third party in the Documents were true and correct in all material respects at the time as of which such representations and warranties were made or deemed made,


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provided that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects as of such specified date.

         Section 6.13. Ownership of Property. Borrower and each Subsidiary has good and marketable title to, or a subsisting leasehold interest in or right to use, all material items of real and personal property used in its operations (except as to leasehold interests) free and clear of all Liens, except Permitted Liens with respect to personal property and except Permitted Real Property Encumbrances with respect to Real Property. Substantially all items of material real and material personal property owned by, leased to or used by Borrower and each Subsidiary are in adequate operating condition and repair, ordinary wear and tear excepted, are free and clear of any known defects except such defects as do not substantially interfere with the continued use thereof in the conduct of normal operations, and are able to serve the function for which they are currently being used. The items of material real and personal property owned by, leased to or used by Borrower and each Subsidiary constitute all of the assets used in the conduct of such Person's business as presently conducted, and neither this Agreement nor any other Document, nor any transaction contemplated under any such agreement, will affect any right, title or interest of Borrower or any Subsidiary in and to any of such assets in a manner that would have or is reasonably likely to have a Material Adverse Effect. To the knowledge of Holdings and Borrower, there are no actual, threatened or alleged defaults with respect to any material leases of real property under which Borrower or any Subsidiary is lessee or lessor which could reasonably be expected to have a Material Adverse Effect. Holdings and each Subsidiary have granted mortgages to secure the Obligations on all parcels of real estate material to the operations of Holdings and such Subsidiaries.

         Section 6.14. Capitalization. All shares of Capital Stock of Holdings and Borrower have been duly authorized and validly issued, are fully paid and non-assessable. As of the Restatement Date, no authorized but unissued or treasury shares of Capital Stock of Holdings or Borrower are subject to any option, warrant, right to call or commitment of any kind or character, except as expressly set forth on Schedule 6.14. As of the Restatement Date, neither Holdings nor Borrower has any outstanding stock or securities convertible into or exchangeable for any shares of its Capital Stock, or any rights issued to any Person (either preemptive or other) to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to any of its Capital Stock or any stock or securities convertible into or exchangeable for any of its Capital Stock other than as expressly set forth on Schedule 6.14. As of the Restatement Date, except as disclosed on Schedule 6.14, neither Holdings nor Borrower is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Capital Stock or any convertible securities, rights or options of the type described in the preceding sentence.

         Section 6.15. Subsidiaries.

         (a) Organization. Schedule 6.15 hereto sets forth a true, complete and correct list of each direct and indirect Subsidiary of Holdings as of the Restatement Date and indicates for each such Person (i) its jurisdiction of incorporation and, (ii) its ownership (by holder and percentage interest). Holdings has no direct Subsidiaries other than NATG. Borrower has no


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

Subsidiaries except for Subsidiaries created in accordance with Section 8.16 and those Subsidiaries listed as such on Schedule 6.15 hereto.

         (b) Capitalization. The capitalization of each direct and indirect Subsidiary of Borrower as of the Restatement Date and after giving effect to the Transactions is set forth on Schedule 6.15. On the Restatement Date and at all times thereafter:

         (i) all shares of Capital Stock of each of the direct and indirect Subsidiaries of Borrower will have been duly authorized and validly issued, will be fully paid and non-assessable and will be Wholly-Owned Subsidiaries of Borrower (except for qualifying shares required to be owned by directors or foreign nationals), free and clear of all Liens other than Permitted Liens arising other than as a result of a voluntary act of Borrower or the applicable Subsidiary; and

         (ii) no authorized but unissued or treasury shares of Capital Stock of any Subsidiary of Borrower is subject to any option, warrant, right to call or commitment of any kind or character. A complete and correct copy of each of the Organizational Documents of each such Subsidiary in effect on the Restatement Date has been delivered to Agent.

         (c) Restrictions on or Relating to Subsidiaries. There does not exist any encumbrance or restriction on the ability of (i) any Subsidiary of Borrower to pay dividends or make any other distributions on its Capital Stock or any other interest or participation in its profits owned by Borrower or any Subsidiary of Borrower, or to pay any Indebtedness owed, respectively, to Borrower or a Subsidiary of Borrower, (ii) any Subsidiary of Borrower to make loans or advances, respectively, to Borrower or any of Borrower's Subsidiaries or (iii) Borrower or any of its Subsidiaries to transfer any of its properties or assets to Borrower or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (w) any permitted Asset Disposition arising pursuant to any sale agreement entered into in connection with such Asset Disposition, so long as such encumbrance or restriction relates solely to the assets or entity to be sold in such Asset Disposition, (x) applicable law, (y) this Agreement or the other Loan Documents or (z) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Borrower or a Subsidiary of Borrower.

         Section 6.16. Compliance With Law, Etc. Neither Holdings nor any of its Subsidiaries is in default under or in violation of any Requirement of Law or Contractual Obligation or under its Organizational Documents, as the case may be, in each case the consequences of which default or violation, either in any one case or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         Section 6.17. Investment Company Act. Neither Holdings nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         Section 6.18. Public Utility Holding Company Act. Neither Holdings nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or


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

an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 6.19. Environmental Matters.

         (a) Holdings and each of its Subsidiaries have complied in all material respects with, and on the date of such Credit Event are in compliance in all material respects with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws except for such noncompliance that could not reasonably be expected to have a Material Adverse Effect. There are no material past, pending or, to the best knowledge of Holdings and Borrower, threatened Environmental Claims against Holdings or any of its Subsidiaries or any real property owned or at any time operated by Holdings or any of its Subsidiaries except for such Environmental Claims which could not reasonably be expected to have a Material Adverse Effect. There are no facts, circumstances, conditions or occurrences on any real property owned or at any time operated by Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and Borrower, on any property adjoining any real property owned or operated by Holdings and its Subsidiaries that could reasonably be expected (i) to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries or any such real property, or (ii) to cause such real property to be subject to any restrictions on the ownership, occupancy, use or transferability of such real property under any Environmental Law, except, in each case for clause (i) and (ii) above, for such Environmental Claims or restrictions which could not reasonably be expected to have a Material Adverse Effect.

         (b) Hazardous Materials have not been, to the knowledge of Holdings and Borrower at any time in the past, and are not presently being, generated, used, treated or stored on, or transported to or from, any real property owned or at any time operated by Holdings or any of its Subsidiaries where such generation, use, treatment or storage has violated or could reasonably be expected to violate or create liability under any Environmental Law except where such violation or liability could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of Holdings and Borrower, Hazardous Materials have not at any time been Released on or from any real property owned or at any time operated by Holdings or any of its Subsidiaries where such Release has violated or could reasonably be expected to violate or create liability under any Environmental Law except where such violation or liability could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Holdings and Borrower, except as disclosed on Schedule 6.19, there are not now and never have been any underground storage tanks located on any real property owned or operated by Holdings or any of its Subsidiaries, except for such tanks, the presence of which, could not reasonably be expected to have a Material Adverse Effect.

         Section 6.20. Labor Relations. Neither Holdings nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and Borrower, threatened against any of them before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and Borrower, threatened against any of them, (ii) no significant strike, labor dispute,


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slowdown or stoppage is pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and Borrower, threatened against Holdings or any of its Subsidiaries and (iii) to the best knowledge of Holdings and Borrower, no question concerning union representation exists with respect to the employees of Holdings or any of its subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect.

         Section 6.21. Intellectual Property, Licenses, Franchises and Formulas. Borrower and each of its Subsidiaries owns or holds licenses or other rights to or under all the material patents, patent applications, trademarks, service marks, trademark and service mark registrations and applications therefor, trade names, copyrights, copyright registrations and applications therefor, trade secrets, proprietary information, computer programs, data bases, licenses, permits, franchises and formulas, or rights with respect to the foregoing which are necessary to the operation of the business of Borrower and its Subsidiaries (collectively, "Intellectual Property"), and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known material conflict with the rights of others. Neither Borrower nor any of its Subsidiaries has knowledge of any existing or threatened claim by any Person contesting the validity, enforceability, use or ownership of the Intellectual Property, or of any existing state of facts that would support a claim that use by Borrower or any of its Subsidiaries of any such Intellectual Property has infringed or otherwise violated any proprietary rights of any other Person, which could reasonably be expected to have a Material Adverse Effect.

         Section 6.22. Certain Fees. No broker's or finder's fees or commissions or any similar fees or commissions will be payable by Holdings or any of its Subsidiaries with respect to the incurrence and maintenance of the Obligations, any other transaction contemplated by the Loan Documents or any services rendered in connection with such transactions. Borrower covenants that it will indemnify Agent and each Lender against and hold Agent and each Lender harmless from any claim, demand or liability for broker's or finder's fees or similar fees or commissions alleged to have been incurred in connection with any of the transactions contemplated hereby.

         Section 6.23. Transactions. At the time of consummation thereof, each of the Transactions shall have been consummated in all material respects in accordance with the terms of the respective Documents and all applicable laws. Additionally, at the time of consummation thereof, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the consummation of any Transactions, and there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the occurrence of any Credit Event or the performance by Holdings and its Subsidiaries of their obligations under the Documents. All actions taken by Holdings and its Subsidiaries pursuant to or in furtherance of each Transactions have been taken in all material respects in compliance with the respective Documents and all applicable laws.

         Section 6.24. Subordination. The Obligations constitute "Senior Debt" as such term (or any similar term) is defined in the Junior Subordinated Notes, the Senior Subordinated Documents and each other agreement or instrument governing or guarantying any other Subordinated Indebtedness, and the subordination provisions contained in the Junior


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

Subordinated Notes, the Senior Subordinated Indenture and each other agreement or instrument governing or guarantying any other Subordinated Indebtedness are enforceable against Holdings and its Subsidiaries and the holders of such Subordinated Indebtedness (except to the extent enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law)).

                                   ARTICLE VII
                              AFFIRMATIVE COVENANTS

         Holdings and Borrower hereby covenant and agree that, so long as any of the Commitments remain in effect, or any Loan, LC Obligation or Rollover LC Obligation remains outstanding and unpaid or any other amount is owing to any Lender or Agent hereunder (but excluding any unasserted contingent and indemnification obligations which by their terms expressly survive the termination hereof):

         Section 7.1. Financial Statements. Holdings and/or Borrower will furnish, or cause to be furnished, to Agent (which will furnish copies to each Lender with reasonable promptness):

         (a) Quarterly Financial Statements. Within forty-five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year of Holdings, unaudited financial statements consisting of a consolidated balance sheet and statement of stockholders' equity of Holdings and its Subsidiaries as at the end of such quarter and consolidated and consolidating statements of income and a consolidated statement of cash flows of Holdings and its Subsidiaries for such quarter and for the Fiscal Year through such quarter, all in reasonable detail and certified on behalf of Holdings by the chief financial officer of Holdings as having been prepared in accordance with generally accepted accounting principles consistently applied (other than for normal year-end audit adjustments and, unless then required by Holding's reporting obligations to the Securities and Exchange Commission or by generally accepted accounting principles, footnote disclosure).

         (b) Annual Financial Statements. Within ninety (90) days after the end of each Fiscal Year of Holdings, audited financial statements consisting of a consolidated and consolidating balance sheet and statement of stockholder's equity of Holdings and its Subsidiaries as at the end of such Fiscal Year and consolidated and consolidating statements of income and cash flows of Holdings and its Subsidiaries for such Fiscal Year, setting forth in comparative form the corresponding figures for the preceding Fiscal Year, certified (without adverse opinions, scope limitations or qualifications with respect to departures from generally accepted accounting principles other than departures (x) which are not material, (y) which will not cause the financial statements to fail to meet the requirements of the Securities and Exchange Commission for financial information to be contained or incorporated by reference in registration statements, and (z) which do not cause the financial statements to fail to accurately reflect the financial condition of Holdings) without qualification as to scope of examination by independent public accountants of recognized national standing and reputation selected by Holdings.


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        (c) Monthly Financial Statements. Within thirty (30) days after the end of each month (other than the last month of any Fiscal Quarter) of Holdings, unaudited financial statements consisting of a consolidated balance sheet as at the end of such month and consolidated statements of income of Holdings and its Subsidiaries and such other financial statements as are prepared by Holdings in the ordinary course of business for such month and for the Fiscal Year through such month, all in reasonable detail and certified on behalf of Holdings by the chief financial officer of Holdings as having been prepared in accordance with generally accepted accounting principles consistently applied (other than for normal year-end audit adjustments and footnote disclosure).

        Section 7.2. Certificates; Other Information. Holdings and/or Borrower will furnish, or cause to be furnished, to Agent (which will furnish copies to each Lender with reasonable promptness):

        (a) Accountant's Certificates. Concurrently with the delivery of the financial statements referred to in Section 7.1(b), (i) to the extent not contrary to the then current recommendations of the American Institute of Certified Public Accountants, a certificate from PriceWaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing, stating that, in the course of their annual audit of the books and records of Holdings and its Subsidiaries, no Event of Default or Unmatured Event of Default has come to their attention which was continuing at the end of such Fiscal Year or on the date of their certificate, or if such an Event of Default or Unmatured Event of Default has come to their attention, the certificate shall indicate the nature of such Event of Default or Unmatured Event of Default and
(ii) a letter, in form reasonably satisfactory to Agent from such accountants with respect to reliance on such accountant's certificate and report on the annual consolidated financial statements referred to in this Section 7.2(a).

        (b) Officer's Certificates. Concurrently with the delivery of the financial statements referred to in Sections 7.1(a) and 7.1(b), a certificate of the chief financial officer of Holdings substantially in the form of Exhibit 7.2(b) stating that, to the best of such officer's knowledge, (i) such financial statements present fairly in all material respects, in accordance with GAAP, the financial condition and results of operations of Holdings and its Subsidiaries for the period referred to therein (subject, in the case of interim statements, to normal year-end audit adjustments and the absence of footnote disclosure) and
(ii) no Event of Default or Unmatured Event of Default has occurred, except as specified in such certificate and, if so specified, the action which Borrower propose to take with respect thereto, which certificate shall set forth detailed computations to the extent necessary to establish Borrower's compliance with the covenants set forth in Article IX of this Agreement;

        (c) Audit Reports and Statements. Promptly following Holdings' or Borrower's receipt thereof, copies of all consolidated financial or other consolidated reports or statements, if any, submitted to Holdings or any of its Subsidiaries by independent public accountants relating to any annual or interim audit of the books of Holdings or any of its Subsidiaries;




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        (d) Management Letters. Promptly after receipt by Holdings or any of its
Subsidiaries, a copy of any "management letter" received by Holdings or any of its Subsidiaries from its certified public accountants;

        (e) Budgets; Projections. As soon as available and in any event within thirty (30) days following the first day of each Fiscal Year of Holdings, (i) an annual budget in form reasonably satisfactory to Agent and the Required Lenders (including budgeted statements of income, operations, cash flows, shareholders' equity and balance sheets) prepared by Holdings for each Fiscal Quarter of such Fiscal Year and (ii) projections in form reasonably satisfactory to Agent and the Required Lenders covering the period from such Fiscal Year through the Revolver Termination Date in each case prepared in reasonable detail, with appropriate presentation and discussion of the principal assumptions upon which such budgets and projections are based, which shall be accompanied by the statement of a Responsible Officer of Holdings to the effect that, to the best of his knowledge, such budget and projections are a reasonable estimate when made for the periods respectively covered thereby;

        (f) Public Filings. Within 10 days after the same become public, copies of all financial statements, filings, registrations and reports which Holdings or Borrower may make to, or file with the SEC or any successor or analogous Governmental Authority; and

        (g) Other Requested Information. Such other information respecting the respective properties, business affairs, financial condition and/or operations of Holdings or any of its Subsidiaries as Agent or any Lender may from time to time reasonably request.

        Section 7.3. Notices. Holdings and/or Borrower will furnish, or will cause to be furnished, promptly and in any event within three (3) Business Days after a Responsible Officer of Holdings or of Borrower obtains knowledge thereof, written notice to Agent (which shall provide a copy of such notice to each Lender with reasonable promptness) of:

        (a) Event of Default or Unmatured Event of Default. The occurrence of any Event of Default or Unmatured Event of Default, accompanied by a statement of a Responsible Officer of Borrower setting forth details of the occurrence referred to therein and stating what action Borrower propose to take with respect thereto;

        (b) Litigation and Related Matters. The commencement of, or any material development in, any action, suit, proceeding or investigation pending or threatened against or affecting Holdings or any of its Subsidiaries or any of their respective properties before any arbitrator or Governmental Authority, (i) in which the amount involved is $5,000,000 or more, (ii) with respect to any Document or any material Indebtedness or Capital Stock of Holdings or any of its Subsidiaries or (iii) which, if determined adversely to Holdings or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect;

        (c) Environmental Matters. The occurrence of one or more of the following environmental matters which could reasonably be expected to result in liabilities, costs or expenses of $5,000,000 or more: (i) any pending or threatened Environmental Claim against Holdings or any of its Subsidiaries or any real property at any time owned or operated by Holdings or any of its Subsidiaries; (ii) any condition or occurrence on or arising from any real





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property at any time owned or operated by Holdings or any of its Subsidiaries that (y) results in noncompliance by Holdings or any of its Subsidiaries with any applicable Environmental Law, or (z) could reasonably be expected to form the basis of a Environmental Claim against Holdings or any of its Subsidiaries or any such real property; (iii) any condition or occurrence on any real property owned or operated by Holdings or any of its Subsidiaries that could reasonably be expected to cause such real property to be subject to any restrictions on the ownership, occupancy, use or transferability of such real property under any Environmental Law; and (iv) the taking of any removal or remedial action, as those terms are defined under the Environmental Laws, in response to the actual or alleged presence of any Hazardous Material on any real property owned or operated by Holdings or any of its Subsidiaries as required by an Environmental Law or any Governmental Authority. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Holdings' or such Subsidiary's response thereto. In addition, Borrower will provide the Lenders with copies of all material written communications with any Governmental Authority or with any Person (provided that the disclosure of such written communications with any Person shall not be subject to any attorney-client or other legally recognized privilege that would otherwise be violated or the benefit of which would be lost through the disclosure thereof, as such privilege and violation or loss of benefit is demonstrated to the reasonable satisfaction of Agent and its counsel) relating to the matters described in (i)-(iv) above as may reasonably be requested by the Lenders.

        (d) Notice of Change of Control. Each occasion that any Change of Control shall occur and such notice shall set forth in reasonable detail the particulars of each such occasion.

        (e) Notices under Transaction Documents. Promptly following the receipt or delivery thereof, copies of any material demands, notices of default or other material notices received or delivered by Holdings or any of its Subsidiaries under or pursuant to any Transaction Document.

        Section 7.4. Conduct of Business and Maintenance of Existence. Holdings will, and will cause each of its Subsidiaries to, continue to engage in business of the same general type as now conducted by Holdings and its Subsidiaries on the Restatement Date and preserve, renew and keep in full force and effect its and each Subsidiary's corporate existence and take all reasonable action to maintain all rights, privileges and franchises material to its and those of each of its Subsidiaries' business except as otherwise permitted pursuant to Section
8.4 and comply and cause each of its Subsidiaries to comply with all Contractual Obligations and Requirements of Law except to the extent that failure to maintain or comply therewith would not in the aggregate reasonably be expected to have a Material Adverse Effect.

        Section 7.5. Payment of Obligations. Holdings will, and will cause each of its Subsidiaries to, pay or discharge or otherwise satisfy at maturity or, to the extent permitted hereby, prior to maturity or before they become delinquent, as the case may be:

                  (i) all taxes, assessments and governmental charges or levies imposed upon any of them or upon any of their income or profits or any of their respective properties or assets prior to the date on which penalties attach thereto; and




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                  (ii) all lawful claims prior to the time they become a Lien upon any of their respective properties or assets;

provided, however, that neither Holdings nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge, levy or claim while the same is being contested by it in good faith and by appropriate proceedings diligently pursued so long as Holdings or such Subsidiary, as the case may be, shall have set aside on its books adequate reserves in accordance with GAAP (segregated to the extent required by GAAP) with respect thereto and title to any material properties or assets is not jeopardized in any material respect.

        Section 7.6. Inspection of Property, Books and Records. Holdings will, and will cause each of its Subsidiaries to, keep, or cause to be kept adequate records and books of account, in which complete entries are to be made reflecting its and their business and financial transactions, such entries to be made in accordance with sound accounting principles consistently applied and Holdings will permit, and cause each of its Subsidiaries to permit, Agent and/or its designated representatives, at any reasonable time during normal business hours, and from time to time at the reasonable request of Agent made to Borrower and upon reasonable prior written notice, to visit and inspect its and their respective properties, to examine and make copies of and take abstracts from its and their respective records and books of account (other than materials protected by attorney-client privilege the disclosure or inspection of which, based on a written opinion of counsel to Borrower reasonably acceptable to Agent, would waive such privilege), (provided that so long as no Event of Default or Unmatured Event of Default exists and is continuing, Borrower shall not be obligated to pay for more than one visit and inspection by Agent per Fiscal Year, provided, further, that during the continuance of an Event of Default or Unmatured Event of Default all visits and inspections shall be at the expense of Borrower) and to discuss its and their respective affairs, finances and accounts with its and their respective principal officers, directors and, with prior written notice to Borrower, independent public accountants (and by this provision Holdings and Borrower authorize such accountants to discuss with Agent and/or the Lenders and such representatives the affairs, finances and accounts of Holdings and its Subsidiaries so long as Holdings, Borrower and their officers and representatives are afforded the reasonable opportunity to attend or participate in any such discussion).

        Section 7.7. ERISA. Holdings will, and will cause each of its Subsidiaries to, (i) as soon as practicable and in any event within ten (10) Business Days after a Responsible Officer of Holdings or any of its Subsidiaries or ERISA Affiliates knows or has reason to know that a Reportable Event has occurred with respect to any Plan (whether or not the requirement for notice of such Reportable Event has been waived by the PBGC), deliver, or cause such ERISA Affiliate to deliver, to Agent a certificate on behalf of Holdings or such Subsidiary or ERISA Affiliate of a Responsible Officer of Holdings or such Subsidiary or ERISA Affiliate, as the case may be, setting forth the details of such Reportable Event and the action, if any, which Holdings or such Subsidiary or ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given; (ii) upon the reasonable request of any Lender made from time to time, deliver, or cause each ERISA Affiliate to deliver, to each Lender a copy of the most recent actuarial report and annual report completed with respect to any Plan; (iii) as soon as possible and in any event within ten (10) Business Days after a Responsible Officer of Holdings or any of its Subsidiaries or ERISA Affiliates knows or has reason to know that any of the




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following have occurred or is reasonably likely to occur with respect to any
Plan: (A) such Plan has been or may be terminated, reorganized, petitioned or declared insolvent under Title IV of ERISA, (B) the Plan Sponsor intends to terminate such Plan, (C) the PBGC has instituted or will institute proceedings under Section 515 of ERISA to collect a delinquent contribution to such Plan or under Section 4042 of ERISA to terminate such Plan, (D) that an accumulated funding deficiency has been incurred or that on application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or on extension of any amortization period under Section 412 of the Code, (E) that Holdings, or any Subsidiary of Holdings, or any ERISA Affiliate will or may incur any liability (including, but not limited to, contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(1) of ERISA, or (F) Holdings or any Subsidiary of Holdings has or may incur any liability under any employee welfare benefit plan (within the meaning of Section 3(1) of ERISA) that provides benefits to retired employees (other than as required by Section 601 of ERISA) or any employee pension benefit plans (as defined in Section 3(2) of ERISA), deliver, or cause such ERISA Affiliate to deliver, to Agent a written notice thereof; and (iv) as soon as possible and in any event within thirty days after Holdings or any of its Subsidiaries or ERISA Affiliates knows or has reason to know that any of them has incurred a complete withdrawal or partial withdrawal (within the meaning of Sections 4203 and 4205, respectively, of ERISA) from any Multiemployer Plan, deliver, or cause such ERISA Affiliate to deliver, to Agent a written notice thereof. For purposes of this Section 7.7, Holdings and Borrower shall be deemed to have knowledge of all facts known by the Plan Administrator of any Plan of which Holdings or Borrower is the Plan Sponsor, and each Subsidiary and ERISA Affiliate of Holdings shall be deemed to have knowledge of all facts known by the Plan Administrator of any Plan of which such Subsidiary or such ERISA Affiliate, respectively, is a Plan Sponsor. In addition to its other obligations set forth in this Article VII, each of Holdings and Borrower shall, and shall cause each of its Subsidiaries and ERISA Affiliates to:

                  (A) provide Agent with prompt written notice, with respect to any Plan, of any failure to satisfy the minimum funding standard requirements of Section 412 of the Code or section 302 of ERISA, which failure to so satisfy exceeds $5,000,000,

                  (B) furnish to Agent, promptly after delivery of the same to the PBGC, a copy of any delinquency notice pursuant to Section 412(n)(4) of the Code or Section 302(f)(4) of ERISA,

                  (C) correct any such failure to satisfy funding requirements or delinquency referred to in the foregoing clauses (A) and (B) within ninety (90) days after the occurrence thereof, except where the failure to so satisfy would not reasonably be expected to have a Material Adverse Effect;

                  (D) comply in good faith with the requirements set forth in
         Section 4980(B) of the Code and with Sections 601(a) and 606 of ERISA;

                  (E) at the request of any Lender, deliver to such Lender (and a copy to Agent) a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service; and


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                  (F) at the request of any Lender, deliver to such Lender (and a copy to Agent) copies of the annual reports and notices received by Holdings or any Subsidiary or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan no later than ten (10) Business Days after the date of such request.

        Section 7.8. Maintenance of Property, Insurance. Holdings will, and will cause each of its Subsidiaries to, (i) keep all material property (including, but not limited to, equipment) used in its business in good working order and condition, normal wear and tear and damage by casualty excepted, and subject to
Section 8.4(b), (ii) maintain insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, such insurance shall be maintained with financially sound and reputable insurers, except that a portion of such insurance program (not to exceed that which is customary in the case of companies engaged in the same or similar business or having similar properties similarly situated) may be effected through self-insurance, provided adequate reserves therefor, in accordance with GAAP, are maintained, and (iii) furnish to Agent, on the Restatement Date and on each anniversary thereof, certificates of insurance as to the insurance carried. All insurance policies or certificates (or certified copies thereof) with respect to such insurance (A) shall be endorsed to the Agent's reasonable satisfaction for the benefit of the Agent and Lenders (including, without limitation, by naming Agent as loss payee or additional insured, as appropriate); and (B) shall state that such insurance policy shall not be cancelled or revised without thirty days' prior to written notice thereof by the insurer to the Agent. At any time that insurance at levels described in Schedule
7.8 is not being maintained by Holdings or any of its Subsidiaries, Borrower will notify the Lenders in writing within five Business Days thereof and, if thereafter notified by Agent or the Required Lenders to do so, Borrower or any such Subsidiary, as the case may be, shall obtain insurance at such levels at least equal to those set forth on Schedule 7.8. The provisions of this Section
7.8 shall be deemed to be supplemental to, but not duplicative of, the provisions of any of the Security Documents that require the maintenance of insurance.

        Section 7.9. Environmental Laws.

        (a) Holdings will, and will cause each of its Subsidiaries to, comply with, and cause its Subsidiaries to comply with, and, in each case take reasonable steps to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and take reasonable steps to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Law except to the extent that in the case of any of the foregoing, failure to do so would not reasonably be expected to have a Material Adverse Effect;

        (b) Holdings will, and will cause each of its Subsidiaries to, conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders, directives and information requests of all Governmental Authorities regarding Environmental Laws except to the extent that any of the same are being contested in good faith




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by appropriate proceedings and the pendency of such proceedings would not reasonably be expected to have a Material Adverse Effect; and

        (c) Borrower agrees to defend, indemnify and hold harmless Agent and the Lenders, and their respective employees, agents, officers, trustees and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of Holdings, any of its Subsidiaries or their respective properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorneys' and consultants' fees, investigation and laboratory fees, costs arising from any Remedial Action, court costs and litigation expenses, except to the extent that any of the foregoing resulted primarily from the gross negligence, bad faith or willful misconduct of the party seeking indemnification therefor. The agreements in this Section 7.9(c) shall survive the termination of this Agreement and the repayment of the Notes and all other Obligations.

        Section 7.10. Interest Rate Protection. Borrower will maintain arrangements reasonably acceptable to Agent which have the effect of establishing a fixed or maximum interest rate acceptable to Agent and the Required Lenders for an aggregate notional principal amount of Indebtedness equal to at least $110,000,000 for a period of at least three (3) years.

        Section 7.11. Use of Proceeds. Borrower will use all proceeds of the Loans as provided in Section 6.8.


        Section 7.12. Additional Security; Further Assurances.

        (a) Agreement to Grant Additional Security. Promptly, and in any event within 30 days after the acquisition by Holdings, Borrower or any Subsidiary of assets or real or personal property that would have constituted Collateral on the Original Closing Date and investments of the type that would have constituted Collateral on the Original Closing Date (the "Additional Collateral"), Holdings and Borrower will take, or will cause their Subsidiaries to take, all necessary action, including (i) the filing of appropriate financing statements under the provisions of the UCC, applicable domestic or local laws, rules or regulations in each of the offices where such filing is necessary or appropriate and (ii) with respect to owned real property, the execution of a mortgage, the obtaining of Mortgage Policies, title surveys and real estate appraisals (or with respect to material leased real property, Landlord Consents) satisfying all Requirements of Law, to grant Collateral Agent a perfected Lien in such Collateral pursuant to and to the full extent required by the Security Documents and this Agreement.

        (b) Additional Subsidiary Guarantors. Holdings and Borrower agree to cause each new Domestic Subsidiary established or created in accordance with
Section 8.16 (a "New Domestic Subsidiary") to execute and deliver the Subsidiary Guaranty or such other guaranty of all Obligations and all obligations under Interest Rate Agreements and Other Hedging Agreements in form and substance reasonably satisfactory to Agent.


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        (c) Pledge of New Subsidiary Stock. Holdings and Borrower agree to pledge, or to cause their Subsidiaries to pledge, (i) all of the Capital Stock of each new Domestic Subsidiary and (ii) 65% of all Capital Stock of each new direct Foreign Subsidiary established or created to Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement.

        (d) Grant of Security by New Domestic Subsidiaries. Holdings and Borrower will cause each new Domestic Subsidiary established or created in accordance with Section 8.16 and which is required to execute and deliver the Subsidiary Guaranty pursuant to Section 7.12(b) to grant to Collateral Agent a first priority Lien on all property (tangible and intangible) of such Subsidiary upon terms substantially similar to those set forth in the Security Documents as appropriate, and reasonably satisfactory in form and substance to Agent. Holdings and Borrower shall cause each Subsidiary, at its own expense, to execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by Agent to be necessary or desirable for the creation and perfection of the foregoing Liens. Holdings and Borrower will cause each of its newly established Subsidiaries to take all actions reasonably requested by Agent (including, without limitation, the filing of UCC-1's) in connection with the granting of such security interests.

        (e) Documentation for Additional Security. The security interests required to be granted pursuant to this Section 7.12 shall be granted pursuant to such security documentation (which shall be substantially similar to the Security Documents already executed and delivered by the Credit Parties on the Original Closing Date) reasonably satisfactory in form and substance to Agent and shall constitute valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens except Permitted Liens. The Additional Security Documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of Collateral Agent for the benefit of the Secured Creditors, required to be granted pursuant to the Additional Security Document and, all taxes, fees and other charges payable in connection therewith shall be paid in full by Borrower. At the time of the execution and delivery of the Additional Security Documents, Holdings and Borrower shall cause to be delivered to the Collateral Agent such agreements, certificates, customary opinions of counsel, Mortgage Policies and other related documents as may be reasonably requested by Agent to assure themselves that this Section 7.12 has been complied with.

        (f) Foreign Subsidiaries Security. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for Borrower reasonably acceptable to Agent does not within 30 days after a request from Agent or the Required Lenders deliver evidence, in form and substance reasonably satisfactory to Agent, with respect to any Foreign Subsidiary which has not already had all of its stock pledged pursuant to the Pledge Agreement that a pledge of 66-2/3% or more (in the case of any direct Foreign Subsidiary) or all (in the case of any indirect Foreign Subsidiary) of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, would cause the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes, then that portion of such



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Foreign Subsidiary's outstanding capital stock not theretofore pledged pursuant to the Pledge Agreement shall be pledge to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), to the extent that entering into such Pledge Agreement is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section 7.12 to be in form and substance reasonably satisfactory to Agent.

        Section 7.13. End of Fiscal Years; Fiscal Quarters. Holdings will cause each of its and its Subsidiaries' annual accounting reporting periods to end on the Friday nearest December 31 of each year (each a "Fiscal Year"), with quarterly accounting reporting periods ending on the Friday nearest March 31, June 30, September 30 and December 31 of each Fiscal Year (each a "Fiscal Quarter").

        Section 7.14. Y2K. Holdings and Borrower shall take all actions reasonably necessary and commit adequate resources to assure that its computer-based and other systems (and those of all Subsidiaries) are able to effectively process dates, including dates before, on and after January 1, 2000, without experiencing any Y2K Problem that could reasonably be expected to have a Material Adverse Effect. At the reasonable request of Agent, Holdings and Borrower will provide the Lenders with assurances and substantiations (including, but not limited to, the results of internal or external audit reports prepared in the ordinary course of business) reasonably acceptable to the Lenders as to the capability of Holdings, Borrower and their Subsidiaries to conduct its and their businesses and operations before, on and after January 1, 2000 without experiencing a Y2K Problem which would reasonably be expected to have a Material Adverse Effect.

        Section 7.15. Intentionally Omitted.

        Section 7.16. Ownership of Subsidiaries. Holdings will at all times directly own 100% of the outstanding Capital Stock of NATG. Borrower will directly or indirectly own 100% of the Capital Stock of each other Subsidiary of Holdings.

        Section 7.17. Intentionally Omitted.


        Section 7.18. Waiver to Existing Turnkey Agreements. Promptly, and in any event within thirty (30) days following the Original Closing Date, Holdings and Borrower will begin to use their commercially reasonable efforts to obtain executed waivers, with terms and conditions reasonably satisfactory to Agent, to the existing turnkey agreements with TCI and its Affiliates to permit the Liens created by the Loan Documents with respect to the property secured by such turnkey agreements.

                                  ARTICLE VIII
                               NEGATIVE COVENANTS

        Holdings and Borrower hereby covenant and agree that, so long as any of the Commitments remain in effect or any Loan, LC Obligation or Rollover LC Obligation remains outstanding and unpaid or any other amount is owing to any Lender or Agent hereunder (but excluding any unasserted contingent and indemnification obligations which by their terms expressly survive the termination hereof):





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        Section 8.1. Liens. Holdings will not, and will not permit any of its
Subsidiaries to (i) create, incur, assume or suffer to exist or agree to create, incur or assume any Lien in, upon or with respect to any of Holdings' or any of its Subsidiaries' properties or assets (including, without limitation, any securities or debt instruments of any of its Subsidiaries), whether now owned or hereafter acquired, or assign or otherwise convey any right to receive income to secure any obligation; (ii) take, cause or permit to be taken or cause any action to be taken, which could create a Lien (other than a Lien permitted under this Section), or suffer to exist any Lien (other than a Lien permitted under this Section), on the Capital Stock of Borrower or any Subsidiary of Holdings or Borrower which would require the sharing of an interest in such capital stock with any Person; or (iii) enter into or assume any agreement containing a negative pledge which would require a sharing of an interest in any Collateral or any Mortgaged Property or prohibits or limits the grant of any such interest, except for the following Liens (herein referred to as "Permitted Liens"):

        (a) Liens created by the Loan Documents or permitted by the Security Documents;

        (b) Customary Permitted Liens;

        (c) Liens existing on the Original Closing Date and listed on Schedule 8.1(c) hereto securing Indebtedness to Remain Outstanding which is listed on
Schedule 6.5(d) hereto;

        (d) Liens in favor of TCI or any of its Affiliates securing advances made to Borrower or any of its Subsidiaries pursuant to turnkey agreements entered into in the ordinary course of business with TCI or any of its Affiliates, provided that (i) such Liens shall only attach to property (including proceeds thereof) which is purchased by the applicable advance and shall automatically terminate when the applicable advance has been fully paid, and (ii) Liens created by the Loan Documents in favor of the Collateral Agent shall not be prohibited by any such turnkey agreement entered into after the Original Closing Date;

        (e) Liens relating solely to assets to be sold in any Asset Disposition as permitted under Section 8.6(e); and

        (f) additional Liens incurred by Borrower and its Subsidiaries which do not secure Indebtedness for money borrowed so long as the value of the property subject to such Liens, and the Indebtedness and other obligations secured thereby, do not exceed $3,000,000.

        If requested by a lender of Purchase Money Indebtedness in connection with an extension of credit to Borrower or any Subsidiary which is otherwise permitted by this Agreement, any lien or security interest of Agent or Collateral Agent for the benefit of the Lenders in or upon the asset(s) being acquired by Borrower or Subsidiary and financed by such lender of Purchase Money Indebtedness may be expressly subordinated to the lien or security interest therein of such lender of Purchase Money Indebtedness on terms and conditions reasonably acceptable to Agent and such lender of Purchase Money Indebtedness, which terms may include an agreement by Agent or Collateral Agent not to foreclose upon the asset(s) being financed by the lender of Purchase Money Indebtedness without the prior written consent of such



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lender of Purchase Money Indebtedness, and the Lenders hereby severally authorize Agent and Collateral Agent to enter into such an agreement.

        Section 8.2. Indebtedness. Holdings will not, and will not permit any of its Subsidiaries to, incur, create, assume directly or indirectly, or suffer to exist any Indebtedness except:

        (a) Indebtedness incurred pursuant to this Agreement and the other Loan Documents, including additional Term C Loans and/or Term D Loans made pursuant to Section 2.10;

        (b) unsecured Indebtedness of Holdings evidenced by the Junior Subordinated Notes as in existence on the Original Closing Date in an initial aggregate principal amount not to exceed $139,100,000, as reduced by any repayments of principal thereof;

        (c) unsecured Indebtedness of Holdings evidenced by additional Junior Subordinated Notes issued after the Original Closing Date to existing stockholders of Holdings as of the Original Closing Date and their affiliates and/or to managers, employees and directors of Holdings or any of its Subsidiaries (each such Person, an "Orius Holder" and, collectively, the "Orius Holders"), the proceeds of which are used solely as consideration paid in connection with any Permitted Acquisition, or issued to any seller pursuant to a Permitted Acquisition, provided that (i) no Event of Default or Unmatured Event of Default exists at the time of issuance thereof or will result therefrom, (ii) the principal amount of any such Junior Subordinated Notes issued to any Orius Holder shall not exceed thirty-eight percent (38%) of the total equity contribution (including such Junior Subordinated Notes) being made by such Orius Holder at the time of issuance thereof, and (iii) the aggregate principal amount of all Junior Subordinated Notes issued after the Original Closing Date pursuant to this clause (c) shall not exceed $25,000,000, as reduced by any repayment of principal thereof;

        (d) Intentionally Omitted;

        (e) unsecured Indebtedness of Borrower (and Orius Capital Corp. as a co-obligor) (x) in an initial aggregate principal amount of $150,000,000 (as reduced by any repayment of principal thereof) evidenced by the Existing Senior Subordinated Notes issued by Borrower and Orius Capital Corp. as a co-obligor on February 9, 2000 pursuant to the Existing Senior Subordinated Note Indenture and the Existing Senior Subordinated Documents, and (y) in an initial aggregate principal amount up to $100,000,000 (as reduced by any repayment of principal thereof) evidenced by additional unsecured Senior Subordinated Notes and issued pursuant to a Senior Subordinated Note Indenture, in each case on terms and conditions no more restrictive than the Existing Senior Subordinated Documents, the proceeds of such additional Senior Subordinated Notes being used by Borrower
(i) to pay fees, costs and expenses in connection with the issuance of such Senior Subordinated Notes and (ii) for general corporate and working capital purposes, including Permitted Acquisitions; provided that (A) no Default or Event of Default existing at the time of issuance thereof, (B) such issuance shall occur prior to the first anniversary of the Restatement Date and (C) Borrower shall not have elected to borrow additional loans pursuant to Section 2.10;




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        (f) Indebtedness outstanding on the Original Closing Date (other than the Junior Subordinated Notes and the Bridge Loan Notes) and listed on Schedule 6.5(d) hereto and any Indebtedness resulting from the refinancing of any such Indebtedness; provided, however, that (i) the principal amount of any such refinancing Indebtedness (as determined as of the date of the incurrence of such refinancing Indebtedness in accordance with GAAP) does not exceed the principal amount of the Indebtedness refinanced thereby on such date plus the amount of
(A) any contractually stated call and/or redemption premium, if any, and (B) any transaction fees, in each case, paid in connection with the refinancing of such outstanding Indebtedness, (ii) the Weighted Average Life to Maturity of such Indebtedness is not decreased (to the extent such Weighted Average Life to Maturity precedes the Term B Loan Maturity Date) and, to the extent the final maturity is later than the Term B Loan Maturity Date and/or Term C Loan Maturity Date, the aggregate principal payments prior to the Term B Loan Maturity Date and/or Term C Loan Maturity Date are not increased, (iii) the obligor(s) with respect to such refinancing Indebtedness are the same Persons which are obligors with respect to the Indebtedness refinanced thereby, and (iv) in the case of any such refinancing Indebtedness, (A) the covenants, defaults and similar provisions applicable to such refinancing Indebtedness or obligations are no more restrictive in any material respect than the provisions contained in this Agreement and do not conflict with, or cause a breach of, any provision of this Agreement or any other Loan Document and (B) such refinancing Indebtedness is otherwise upon terms and subject to definitive documentation which is in form and substance reasonably satisfactory to Agent;

        (g) Indebtedness of Borrower or any of its Subsidiaries under Interest Rate Agreements entered into to protect Borrower or any of its Subsidiaries against fluctuations in interest rate in respect of the Obligations and Indebtedness under Other Hedging Agreements providing protection against fluctuations in currency values or in the price of commodities and raw materials in connection with Borrower's or any of its Subsidiaries' operations so long as management of Borrower or such Subsidiary, as the case may be, has determined that the entering into of such Other Hedging Agreements are bona fide hedging activities;

        (h) unsecured Indebtedness of Borrower or any Subsidiary Guarantor owing to one another, provided that all such Indebtedness owing by Borrower or any Subsidiary Guarantor shall be subordinated to the Obligations in a manner reasonably satisfactory to Agent and evidenced by one or more promissory notes in form and substance reasonably acceptable to Agent, which promissory notes shall be pledged to the Collateral Agent pursuant to the Pledge Agreement;

        (i) Indebtedness of Borrower or any of its Subsidiaries consisting of
(i) Capitalized Lease Obligations and/or (ii) debt incurred to finance the cost (including the cost of construction) of acquisition of property ("Purchase Money Indebtedness"), provided the aggregate principal amount of all Indebtedness described in clauses (i) and (ii) shall not exceed $10,000,000 at any time outstanding (the "Purchase Money Basket");

        (j) Guarantee Obligations permitted under Section 8.3;

        (k) unsecured Indebtedness of Holdings evidenced by additional Junior Subordinated Notes issued after the Original Closing Date to Orius Holders, the proceeds of which are not used as consideration for or in connection with any Permitted Acquisition,


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provided that the principal amount of any such Junior Subordinated Notes issued to any Orius Holder shall not exceed thirty-eight percent (38%) of the total equity contribution (including such Junior Subordinated Notes) being made by such Orius Holder at the time of issuance thereof;

        (l) unsecured Indebtedness of Holdings evidenced by Seller Subordinated Notes issued after the Original Closing Date to any seller solely as consideration for a Permitted Acquisition or for transactions permitted by
Section 8.5(b), provided that (A) no Event of Default or Unmatured Event of Default exists at the issuance thereof or will result therefrom, (B) the aggregate principal amount of all Seller Subordinated Notes issued after the Original Closing Date pursuant to this clause (l) shall not exceed $15,000,000 at any time outstanding and (C) no principal payments (whether voluntary or mandatory) may be made with respect to any Seller Subordinated Note unless Holdings and its Subsidiaries may incur at least $1 of additional Indebtedness immediately before and immediately after giving effect to such principal payment under any Senior Subordinated Indenture;

        (m) Indebtedness of any Person acquired by Borrower or any Subsidiary in a Permitted Acquisition and assumed by Borrower or any Subsidiary pursuant to such Permitted Acquisition, provided that (i) immediately after the consummation of such Permitted Acquisition and after giving effect thereto on a pro forma basis, no Event of Default or Unmatured Event of Default shall then exist, (ii) such Indebtedness was in existence prior to such Permitted Acquisition and was not incurred in contemplation thereof, (iii) the aggregate principal amount of such Indebtedness shall not exceed $10,000,000 at any time outstanding, and (iv) such Indebtedness shall not be secured by any Liens on any property of Holdings and its Subsidiaries except for Customary Permitted Liens securing the property acquired in such Permitted Acquisition;

        (n) customary earn-out obligations owing in connection with any Permitted Acquisition or any acquisition consummated prior to the Original Closing Date and described on Schedule 8.2(n) hereto;

        (o) unsecured Indebtedness of Foreign Subsidiaries of Borrower consisting of working capital lines of credit in an aggregate amount not to exceed the dollar equivalent of $2,500,000 at any time outstanding; and

        (p) additional unsecured Indebtedness of Borrower or any Subsidiary of Borrower in an aggregate amount not to exceed $5,000,000 at any time outstanding.

        Section 8.3. Guaranties. Holdings will not, and will not permit any of its Subsidiaries to, assume, guarantee or endorse (other than for collection or deposit in the ordinary course of business), or otherwise become directly or contingently liable in respect of, any obligation of any other Person, except, without duplication:

        (a) guaranties by Borrower or any Subsidiary of Borrower existing on the Original Closing Date and listed on Schedule 8.3 hereto;




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        (b) guaranties by Borrower or any Subsidiary of Borrower of Indebtedness
constituting Capitalized Leases or Purchase Money Indebtedness of Borrower or any Subsidiary of Borrower permitted by Section 8.2;

        (c) the Existing Senior Subordinated Guaranties and any guaranties by Holdings or any Subsidiary Guarantor of any Senior Subordinated Notes on terms and conditions no more restrictive than the Existing Senior Subordinated Guaranties;

        (d) customary indemnification provisions and purchase price adjustments entered into in connection with any Permitted Acquisition or Asset Dispositions permitted hereunder;

        (e) performance, surety, bid, appeal or similar bonds arising in the ordinary course of business;

        (f) guaranties by Borrower or any Subsidiary of any lease or other contractual obligation not constituting Indebtedness entered into by Borrower or any Subsidiary in the ordinary course of business; and

        (g) guaranties by Borrower or any Subsidiary of Borrower in the ordinary course of business of Borrower or such Subsidiary of Indebtedness not exceeding $5,000,000 in the aggregate at any time outstanding.

        Section 8.4. Consolidation, Merger, Purchase or Sale of Assets, etc. Holdings will not, and will not permit any of its Subsidiaries to, wind-up, liquidate or dissolve any of their affairs or enter into any transaction of merger, amalgamation or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time without the Agent's prior written consent) all or any part of its property or assets, or enter into any Sale and Leaseback Transaction, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials, equipment and intangible assets in the ordinary course of business) of any Person, except that:

        (a) Borrower and its Subsidiaries shall be permitted to make Capital Expenditures to the extent not in violation of Section 9.1;

        (b) Borrower and its Subsidiaries may: (i) in the ordinary course of business, sell, lease or otherwise dispose of any assets which, in the reasonable judgment of such Person, are obsolete, worn out or otherwise no longer used or useful in the conduct of such Person's business; and (ii) so long as no Event of Default or Unmatured Event of Default exists at the time of the respective sale of assets or immediately after giving effect thereto, sell or otherwise dispose of any assets or property (which may include interests in Subsidiaries, provided that no part of the Capital Stock of any Subsidiary may be sold pursuant to this clause (ii) unless all of the Capital Stock of the respective Subsidiary is sold pursuant to such sale) with a Fair Market Value not to exceed $5,000,000 in the aggregate during any Fiscal Year, provided that
(A) the sale price with respect to each such Asset Disposition shall not be less than the Fair Market Value of such asset or assets sold, (B) at least eighty-five percent (85%) of such sale price shall be paid in Cash or Cash Equivalents (and treating as Cash for this purpose the trade-in or




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exchange value of any item of equipment that is being sold to the extent that a new item of equipment is being purchased as part of such transaction), and (C) the Net Sale Proceeds from such sale or disposition are applied to repay Loans to the extent required by Section 4.4(c);

        (c) Investments may be made to the extent permitted by Section 8.8;

        (d) Borrower and its Subsidiaries may enter into leases (as lessee) in the ordinary course of business, including Capitalized Leases to the extent permitted by Section 8.2(i);

        (e) Borrower and its Subsidiaries may make sales or transfers of inventory in the ordinary course of business and consistent with past practices;

        (f) Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, accounts receivable arising in the ordinary course of business (x) which are overdue, or (y) which Borrower may reasonably determine are difficult to collect but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables);

        (g) any Subsidiary of Borrower may merge or consolidate with or into (i) Borrower so long as Borrower is the surviving Person or (ii) another Wholly-Owned Subsidiary of Borrower which is a Subsidiary Guarantor so long as a Wholly-Owned Subsidiary which is a Subsidiary Guarantor is the surviving Person;

        (h) Borrower and its Subsidiaries may acquire inventory and other assets in the ordinary course of business;

        (i) Any Subsidiary of Borrower may be dissolved or liquidated into Borrower or any Wholly-Owned Subsidiary of Borrower which is a Subsidiary Guarantor, and any Subsidiary of Borrower may sell, lease, transfer or otherwise dispose of any or all of its assets to Borrower or any Wholly-Owned Subsidiary of Borrower which is a Subsidiary Guarantor;

        (j) Holdings and its Subsidiaries may consummate the Transactions as of the Original Closing Date pursuant to the Transaction Documents;

        (k) Borrower or any of its Subsidiaries may acquire (other than through an unsolicited public offer) assets constituting all or substantially all of a business, business unit, division or product line of any Person not already a Subsidiary of Borrower (a "Target") or all of the Capital Stock of any such Person (including any such acquisition by way of merger or consolidation) to the extent such acquired Person or the surviving entity of such merger or consolidation is or becomes a Credit Party and executes the Additional Security Documents and takes such other actions as are required in Section 7.12 (any such acquisition permitted by this clause (k) or otherwise consented to in writing by the Required Lenders, a "Permitted Acquisition"), provided that (i) no Event of Default or Unmatured Event of Default then exists (both before and after giving effect to such Permitted Acquisition), (ii) Holdings and its Subsidiaries shall be in compliance, on a pro forma basis after giving effect to such Permitted Acquisition, with the covenants contained in Article IX recomputed as of the last day of the most recently ended Fiscal Quarter of Holdings as if such Permitted Acquisition had occurred on the




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first day of each relevant period for testing such compliance, (iii) the business or Person acquired pursuant to such Permitted Acquisition is engaged in the same or substantially similar line of business as conducted by Borrower and its Subsidiaries as of the Original Closing Date, (iv) the business or Person acquired pursuant to such Permitted Acquisition had positive pro forma Consolidated EBITDA for the full twelve month period last ended prior to the consummation of such Permitted Acquisition, (v) the most recent drafts of all material documentation governing such Permitted Acquisition shall be delivered to Agent and its counsel in advance of the consummation of such Permitted Acquisition and shall be reasonably acceptable to Agent, (vi) the only consideration paid in connection with such Permitted Acquisition (including any deferred payments, whether in the form of purchase price adjustments, earn-out payments or otherwise) consists of cash, Holdings Common Stock, Junior Subordinated Notes, Seller Subordinated Notes and/or Permitted Holdings Preferred Stock (collectively, "Acquisition Consideration"), (vii) no more than 90% of the Acquisition Consideration for such Permitted Acquisition consists of cash, (viii) no more than 38% of the Acquisition Consideration for such Permitted Acquisition consisting of Holdings Common Stock, Junior Subordinated Notes and/or Permitted Holdings Preferred Stock is in the form of Junior Subordinated Notes, (ix) the aggregate amount of Acquisition Consideration (as such value, including future earn-out obligations, is determined in good faith by the board of directors of Holdings in a resolution delivered to Agent) for any such Permitted Acquisition (or series of related acquisitions) shall not exceed $25,000,000 and for all such Permitted Acquisitions shall not exceed $150,000,000, (x) the Total Available Revolving Commitment is equal to or greater than $5,000,000 both before and immediately after giving effect to such Permitted Acquisition, (xi) no more than fifteen (15) Permitted Acquisitions may be consummated after the Original Closing Date and (xii) Borrower delivers an officer's certificate to Agent certifying on behalf of Borrower as to compliance with the requirements of this clause (k) and containing detailed calculations satisfactory to Agent required pursuant to clauses (ii), (iv), (vii), (viii) and
(ix), above. Pro forma calculations made pursuant to clauses (ii) and (iv) above may include adjustments (the "Pro Forma Adjustments") to eliminate the effect of any non-recurring expenses or income with respect to Holdings and its Subsidiaries or any acquired Person or assets on Consolidated EBITDA, as determined reasonably and in good faith by the chief financial officer of Holdings on behalf of Borrower and approved by the board of directors of Holdings, as set forth in an officer's certificate delivered to Agent setting forth in reasonable detail the basis for such adjustments and reasonably acceptable by Agent;

        (l) the liquidation of any Cash Equivalents; and

        (m) the cancellation of any promissory notes permitted by Section
8.8(l).

        Section 8.5. Dividends or Other Distributions. Holdings will not, and will not permit any of its Subsidiaries to, either: (i) declare or pay any dividend or make any distribution on or in respect of its Capital Stock ("Dividend") or to the direct or indirect holders of its Capital Stock (except dividends or distributions payable solely in such Capital Stock or in options, warrants or other rights to purchase such Capital Stock and except dividends or distributions payable to Borrower or a Wholly-Owned Subsidiary of Borrower that is a Subsidiary Guarantor); or (ii) purchase, redeem or otherwise acquire or retire for value any Capital Stock of Holdings or any of its Subsidiaries (any such dividend, distribution, purchase, redemption, repurchase, defeasance, other acquisition, retirement or Investment being hereinafter referred to as a




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"Restricted Payment"); provided, however, that, during such time as no Event of
Default or Unmatured Event of Default has occurred and is continuing or would result therefrom (other than with respect to clauses (a) and (d) below):

        (a) any Subsidiary of Borrower may pay dividends to Borrower or any Wholly-Owned Subsidiary of Borrower that is a Subsidiary Guarantor, and Holdings may distribute shares of its Common Stock to holders of the same or another class of its Common Stock as a stock dividend or in connection with a stock split;

        (b) Holdings may make payments (whether in cash or through the issuance of Seller Subordinated Notes pursuant to Section 8.2(l)) with respect to stock option plans and stock appreciation rights programs of Holdings and repurchase options and with respect to the repurchase of Holdings Common Stock, Holdings Preferred Stock and Junior Subordinated Notes upon the termination of employment, death, permanent disability or retirement of its employees or management (and Borrower may pay dividends to Holdings solely to allow Holdings to make such payments or repurchases) provided, that the aggregate amount expended or incurred by Holdings pursuant to this clause (b) shall not exceed
(i) $1,000,000 in any Fiscal Year of Holdings or (ii) $5,000,000 from and after the Original Closing Date;

        (c) Borrower may pay dividends to Holdings solely for the purpose of allowing Holdings to pay up to forty percent (40%) of the interest on the Junior Subordinated Notes pursuant to the terms and subject to the conditions (including, without limitation, the subordination provisions) of the Junior Subordinated Notes, provided that (i) such dividends may only be paid on the date when an interest payment is due (including, without limitation, payments permitted by the terms of the Junior Subordinated Notes after the cure of a default and the termination of any blockage period) and only in the amount of such interest payment when due, and (ii) commencing of the fifth anniversary of the Original Closing Date, additional interest (and related dividends as described above) may be paid on the Junior Subordinated Notes pursuant to
Section 1(b) of the Junior Subordinated Notes in an aggregate amount not exceeding the sum of (A) $15,000,000 plus (B) the Borrower's Portion of Excess Cash Flow, if positive;

        (d) Borrower may pay cash dividends to Holdings solely for the purpose of paying, so long as the proceeds thereof are promptly used by Holdings to pay, franchise taxes and federal, state and local income taxes and interest and penalties with respect thereto, if any, payable by Holdings, provided that any refund shall be promptly returned by Holdings to Borrower; and

        (e) Borrower may pay dividends to Holdings solely for the purpose of allowing Holdings to pay interest on the Seller Subordinated Notes in an amount up to ten percent (10%) per annum of the aggregate outstanding principal amount of the Seller Subordinated Notes pursuant to the terms and subject to the conditions (including, without limitation, the subordination provisions) of the Seller Subordinated Notes, provided that such dividends may only be paid on the date when an interest payment is due (including, without limitation, payments permitted by the terms of the Seller Subordinated Notes after the cure of any default and the termination of any blockage period) and only in the amount of such interest payment when due.



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        Section 8.6. Limitation on Certain Restrictions on Subsidiaries.
Holdings will not, and will not permit any of its Subsidiaries to create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of Borrower or any Subsidiary of Borrower to (i) pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other obligation owed to Borrower or any of its other Subsidiaries, (ii) make any loans or advances to Borrower or any of its other Subsidiaries, or (iii) transfer any of its property or assets to Borrower or any of its other Subsidiaries, except:

        (a) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the Original Closing Date and reflected on Schedule 8.6(a) hereto or pursuant to the Senior Subordinated Documents;

        (b) any encumbrance or restriction with respect to a Subsidiary of Borrower pursuant to an agreement relating to any Indebtedness issued by such Subsidiary on or prior to the date on which such Subsidiary became a Subsidiary of Borrower or was acquired by Borrower (other than Indebtedness issued as consideration in, or to provide all or any portion of the funds utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by Borrower) and outstanding on such date;

        (c) any such encumbrance or restriction consisting of customary non-assignment provisions in leases or licenses governing leasehold interests or licenses, as applicable, to the extent such provisions restrict the transfer of the lease or license, as applicable;

        (d) in the case of clause (iii) above, Permitted Liens or other restrictions contained in security agreements securing Indebtedness permitted hereby to the extent such restrictions restrict the transfer of the property subject to such security agreements; and

        (e) any encumbrance or restriction relating solely to assets to be sold in any Asset Disposition permitted hereunder and arising pursuant to any sale agreement entered into in connection with such Asset Disposition.

        Section 8.7. Issuance of Capital Stock.

        (a) Holdings will not issue (i) any preferred stock other than Permitted Holdings Preferred Stock or (ii) any redeemable common stock.

        (b) Holdings will not permit any Subsidiary of Holdings to issue any Capital Stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, Capital Stock, except (i) for transfers and replacements of the then outstanding shares of Capital Stock,
(ii) for stock splits, stock dividends and additional issuances which do not decrease the percentage ownership of Holdings or any of its Subsidiaries in any class of the Capital Stock of Borrower or such Subsidiary, (iii) in the case of Foreign Subsidiaries of Borrower, to qualify directors to the extent required under applicable law and (iv) Subsidiaries of Borrower formed after the Original Closing Date pursuant to Section 8.16 may issue Capital Stock to Borrower or the respective Subsidiary of Borrower which owns such Capital Stock in accordance with the requirements of Section 7.16. All Capital Stock issued in


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accordance with this Section 8.7(b) shall, to the extent required by the Pledge
Agreement, be delivered to the Collateral Agent and pledged pursuant to the Pledge Agreement.

        Section 8.8. Loans and Investments. Holdings will not, and will not permit any of its Subsidiaries to make any loans or make or own any Investments except that:

        (a) Borrower and its Subsidiaries may acquire and hold Cash and Cash Equivalents;

        (b) Borrower and its Subsidiaries may hold the Investments existing on the Original Closing Date (other than existing Investments described in Section 8.8(m)) and identified on Schedule 8.8, without giving effect to any additions thereto;

        (c) Borrower and its Subsidiaries may acquire and hold Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

        (d) Borrower and its Subsidiaries may enter into Interest Rate Agreements and Other Hedging Agreements as permitted under Section 8.2;

        (e) Borrower and its Subsidiaries may make deposits made in the ordinary course of business consistent with past practices to secure the performance of leases;

        (f) Borrower and its Subsidiaries may incur guarantees permitted by
Section 8.3;

        (g) Borrower and its Subsidiaries may make loans to officers, directors and employees of Borrower and its Subsidiaries not to exceed $1,000,000 in the aggregate at any time outstanding;

        (h) Borrower and any Subsidiary Guarantor may make intercompany loans pursuant to Section 8.2(h) and Borrower may make Investments in any Subsidiary Guarantor and any Subsidiary Guarantor may make Investments in any other Subsidiary Guarantor;

        (i) Borrower and its Subsidiaries may make Permitted Acquisitions in accordance with Section 8.4(k);

        (j) Borrower and its Subsidiaries may hold Investments consisting of non-cash consideration received in connection with a sale of assets permitted under Section 8.4(b);

        (k) Holdings and its Subsidiaries may consummate the Transactions pursuant to the Transaction Documents;

        (l) Holdings may hold promissory notes issued by any officer, director or employee of Holdings or any Subsidiary of Holdings solely as consideration for the purchase of Capital Stock and Junior Subordinated Notes issued by Holdings; and


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

        (m) Borrower and its Subsidiaries may hold Investments in and make loans and advances to women/minority business enterprises in an aggregate amount not to exceed $5,000,000 at any time outstanding.

        Section 8.9. Transactions with Affiliates. Holdings will not, and will not permit any of its Subsidiaries to, conduct any business or enter into any transaction or series of similar transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of Holdings or any of its Subsidiaries or any legal or beneficial owner of 10% or more of any class of Capital Stock of Holdings or any of its Subsidiaries or with any Affiliate of such owner (other than a Wholly-Owned Subsidiary of Borrower which is a Subsidiary Guarantor) unless the terms of such business, transaction or series of transactions are (i) as favorable to Borrower or such Subsidiary as terms that would be obtainable at the time for a comparable transaction or series of similar transactions in arm's-length dealings with an unrelated third person or, if such transaction is not one which by its nature could be obtained from such person, is on fair and reasonable terms and (ii) are in the ordinary course of business or, if not in the ordinary course of business, are set forth in writing and a disinterested majority of the board of directors of Borrower or such Subsidiary, as the case may be, has determined in good faith that such business or transaction or series of transactions meets the applicable criteria set forth in clause (i) above; provided, however, that the following shall be permitted: (A) reasonable fees and compensation paid to and indemnity provided on behalf of, officers, directors, employees, agents or consultants of Holdings or any of its Subsidiaries as determined in good faith by Holdings' board of directors or senior officers; (B) any agreement as in effect as of the Original Closing Date or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) in any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to Holdings or any of its Subsidiaries, as the case may be, in any material respect than the original agreement as in effect on the Original Closing Date; (C) any issuance of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans of Holdings entered into in the ordinary course of business and approved by Holdings' board of directors; (D) the payment of reasonable out-of-pocket expenses of WSP to the extent actually incurred; (E) loans and advances to employees and officers of Holdings and its Subsidiaries in the ordinary course of business for bona fide business purposes not in excess of $1,000,000 at any time outstanding; (F) indemnification agreements provided for the benefit of Holdings or any of its Subsidiaries from officers, directors or employees of Holdings or any Subsidiaries; (G) the issuance and acceptance of promissory notes pursuant to Section 8.8(l); (H) transactions permitted under
Section 8.5; (I) the cancellation of any promissory note as permitted under
Section 8.4(m); and (J) the payment by Holdings to Jack Reich for consulting services to the extent actually rendered in an amount not to exceed $25,000 per month. All affiliate transactions (and each series of related affiliate transactions which are similar or part of a common plan) involving aggregate payments or other property with a fair market value in excess of $1,000,000 shall be approved by the board of directors of Holdings or such Subsidiary, as the case may be, such approval to be evidenced by a resolution stating that such board of directors has determined that such transaction complies with the foregoing provisions. If Holdings or any of its Subsidiaries enters into an affiliate transaction (or a series of related affiliate transactions related to a common plan) that involves an aggregate fair market value of more than $10,000,000, Holdings or such Subsidiary, as the case may be, shall, prior to the consummation thereof, obtain




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a favorable opinion as to the fairness of such transaction or series of related transactions to Holdings or the relevant Subsidiary, as the case may be, from a financial point of view, from an independent financial advisor and file the same with the Agent.

        Section 8.10. Sale-Leasebacks. Holdings will not, and will not permit any Subsidiary to lease any property as lessee in connection with a Sale and Leaseback Transaction entered into after the Original Closing Date.

        Section 8.11. Intentionally Omitted.

        Section 8.12. Lines of Business.

        (a) Holdings will not, and will not permit any Subsidiary to, engage in any business or business activity except in the same or substantially similar lines of business (including incidental activities) as are conducted by them as of the Original Closing Date.

        (b) Holdings will engage in no business other than (i) its ownership of the capital stock of NATG, (ii) the issuance of the Holdings Common Stock and options and warrants to purchase Holdings Common Stock, (iii) the issuance of Permitted Holdings Preferred Stock, Seller Subordinated Notes and Junior Subordinated Notes, (iv) holding Investments permitted under Section 8.8(l), (v) the transactions permitted under Section 8.5(b), (vi) the cancellation of promissory notes as permitted under Section 8.4(m), and (vii) the incurrence of guaranty and other contingent obligations permitted under Section 8.3. Notwithstanding the foregoing, Holdings may engage in those activities that are incidental to (A) the maintenance of its corporate existence in compliance with applicable law, (B) legal, tax and accounting matters in connection with any of the foregoing activities and (C) entering into, and performing its obligations under, the Documents and the Senior Subordinated Documents to which it is a party.

        (c) Intentionally Omitted.

        Section 8.13. Fiscal Year. Holdings will not, and will not permit any of its Subsidiaries to, change the Fiscal Year of Holdings or its Subsidiaries.

        Section 8.14. Limitation on Voluntary Payments and Certain Modifications. Holdings will not, and will not permit any of its Subsidiaries to:

        (a) make any voluntary prepayment of, or redeem, repurchase or defease any Indebtedness except (i) prepayments of the Obligations, (ii) mandatory prepayments required pursuant to the instrument evidencing such Indebtedness or pursuant to which any such Indebtedness was issued, (iii) refinancings of Indebtedness permitted by Section 8.2 and (iv) the repurchase of Junior Subordinated Notes as permitted by Section 8.5(b);

        (b) amend, modify or change in any way materially adverse to the interests of the Lenders, its Organizational Documents, or any agreement entered into by it, with respect to its Capital Stock (including any shareholders' agreement), or enter into any new agreement with respect to its Capital Stock which in any way could be materially adverse to the interests of the Lenders;

        (c) amend, modify or grant any waiver with respect to any Junior Subordinated Document, Seller Subordinated Note or Senior Subordinated Document;

        (d) amend, modify or grant any waiver with respect to any Transaction Document, except in any case for changes thereto which do not adversely affect the interests of the Lenders, and except as may otherwise be consented to by the Required Lenders.

        Section 8.15. Accounting Changes. Holdings will not make or permit to be made any change in accounting policies affecting the presentation of financial statements or reporting practices from those employed by it on the Original Closing Date, unless (i) such change is either (A) required by GAAP or (B) permitted by GAAP so long as such permitted change has no material impact on the presentation of financial statements and has no impact on the calculation of the financial covenants set forth in Article IX or in the definition of Excess Cash Flow, (ii) such change is disclosed to the Lenders through Agent or otherwise and (iii) relevant prior financial statements that are affected by such change are restated (in form and detail reasonably satisfactory to Agent) as may be required by GAAP to show comparative results. If any changes in GAAP or the application thereof from that used in the preparation of the financial statements referred to in Section 6.5(a) hereof occur after the Original Closing Date and such changes result in, in the sole judgment of Agent, a meaningful change in the calculation of any financial covenants or restrictions set forth in this Agreement, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenants and restrictions so as to equitably reflect such changes, with the desired result that the criteria for evaluating the financial condition and results of operations of Holdings and its Subsidiaries shall be the same after such changes as if such changes had not been made.

        Section 8.16. Limitation on Creation of Subsidiaries. Holdings will not, and will not permit any of its Subsidiaries to, establish, create or acquire any Subsidiary, except that Borrower may acquire, pursuant to a Permitted Acquisition, establish or create one or more Wholly-Owned Subsidiaries of Borrower which are Domestic Subsidiaries and transfer assets to such newly established or created Subsidiaries so long as (i) the creation or establishment of any such new Subsidiary is in compliance with Section 8.8(h) (with the transfer of any assets constituting an Investment under Section 8.8(h)), (ii) 100% of the Capital Stock of such Subsidiary is upon the creation, establishment or acquisition of any such new Subsidiary pledged and delivered to the Collateral Agent for the benefit of the Secured Creditors under the Pledge Agreement and (iii) upon the creation, establishment or acquisition of any such new Domestic Subsidiary, such Subsidiary executes the Additional Security Documents and guaranty required to be executed by it in accordance with Section 7.12.

        Section 8.17. Powers of Attorney. Holdings will not, and will not permit its Subsidiaries to, issue any power of attorney or other contract or agreement giving any Person power or control over the day-to-day operations of its business except as expressly contemplated by the Loan Documents.

                                   ARTICLE IX
                               FINANCIAL COVENANTS

        Holdings and Borrower hereby covenant and agree that, so long as the Commitments remain in effect or any Loan, LC Obligation or Rollover LC Obligation remains outstanding and unpaid or any other amount is owing to any Lender or Agent hereunder (but excluding any unasserted contingent and indemnification obligations which by their terms expressly survive the termination hereof), neither Holdings nor Borrower shall, directly or indirectly:

        Section 9.1. Capital Expenditures. (a) Permit it or any of its Subsidiaries to, make any Capital Expenditures, except that during any Fiscal Year set forth below Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount so made by Borrower and its Subsidiaries (on a consolidated basis) after the Original Closing Date during any such Fiscal Year does not exceed the amount set forth opposite such Fiscal Year below;

        Fiscal Year Ending                          Amount
        ------------------                          ------
        December 31, 1999                           $16,000,000
        December 31, 2000                           $18,000,000
        December 31, 2001                           $20,000,000
        December 31, 2002                           $23,000,000
        and each Fiscal Year thereafter

        (b) Notwithstanding the foregoing, (i) in the event that the amount of Capital Expenditures permitted to be made by Borrower and its Subsidiaries pursuant to clause (a) above in any fiscal year (before giving effect to any increase in such permitted expenditure amount pursuant to this clause (b)) is greater than the amount of such Capital Expenditures made by Borrower and its Subsidiaries during such fiscal year, 50% of such excess (the "Rollover Amount") may be carried forward and utilized to make Capital Expenditures in the next succeeding fiscal year; and (ii) the amount of Capital Expenditures permitted to be made by Borrower and its Subsidiaries pursuant to clause (a) above in any fiscal year may be increased by an amount equal to the Borrower's Portion of Excess Cash Flow, if positive; provided, however, that in no event shall the aggregate amount of Capital Expenditures made by Borrower and its Subsidiaries during any fiscal year pursuant to Section 9.1(a) exceed 125% of the amount set forth in such Section 9.1(a).

        (c) Notwithstanding the foregoing, Borrower and its Subsidiaries may make additional Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) as follows: (i) Capital Expenditures with the insurance or condemnation proceeds received by Borrower or any of its Subsidiaries from any Recovery Event so long as such Capital Expenditures are to replace or restore any properties or assets in respect to which such proceeds were paid within 180 days (or committed to be paid within such 180 days so long as such replacement or restoration is made within 180 days after the end of such 180 day period) following the date of the receipt of such insurance proceeds to the extent such insurance proceeds are not required to be applied to repay Term Loans pursuant to Section 4.4(g); (ii) Capital Expenditures constituting Permitted Acquisitions and the Transactions;
(iii) Capital Expenditures resulting, if any, from the Vanke Redemption; (iv)



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


Capital Expenditures resulting from the payment of earn-out obligations as set forth on Schedule 8.2(n); (v) proceeds of Asset Dispositions which are used or contractually committed to be used to purchase any properties or assets used or useful in the business of Borrower and its Subsidiaries within 180 days of receipt by Borrower and its Subsidiaries; (vi) Capital Expenditures made with the Net Offering Proceeds received from the sale of Holdings Capital Stock and/or Junior Subordinated Notes to the extent (A) Borrower designates in writing to Agent that such Net Offering Proceeds will be used for Capital Expenditures and (B) such Net Offering Proceeds are actually used for such designated Capital Expenditures within sixty (60) days of the receipt thereof; and (vii) Capital Expenditures in an aggregate amount not to exceed the Permitted Acquisition Capex Amount during any Fiscal Year.

        Section 9.2. Interest Coverage Ratio. Permit the Interest Coverage Ratio of Holdings for the applicable Test Period ending on (or a date closest to) a date set forth below to be less than the ratio set forth opposite such date:

              Date                                            Ratio
              ----                                            -----
         December 31, 1999                                    1.90 to 1.00
         March 31, 2000                                       1.90 to 1.00
         June 30, 2000                                        2.00 to 1.00
         September 30, 2000                                   2.00 to 1.00
         December 31, 2000                                    2.15 to 1.00
         March 31, 2001                                       2.15 to 1.00
         June 30, 2001                                        2.25 to 1.00
         September 30, 2001                                   2.25 to 1.00
         December 31, 2001                                    2.35 to 1.00
         March 31, 2002                                       2.35 to 1.00
         June 30, 2002                                        2.60 to 1.00
         September 30, 2002                                   2.60 to 1.00
         December 31, 2002                                    2.85 to 1.00
         March 31, 2003                                       2.85 to 1.00
         June 30, 2003                                        3.10 to 1.00
         September 30, 2003                                   3.10 to 1.00
         December 31, 2003                                    3.35 to 1.00
         March 31, 2004                                       3.35 to 1.00
         June 30, 2004                                        3.85 to 1.00
         September 30, 2004                                   3.85 to 1.00
         December 31, 2004 and
         each Fiscal Quarter thereafter                       4.35 to 1.00

        Section 9.3. Leverage Ratio. Permit the Leverage Ratio of Holdings for the applicable Test Period ending on (or a date closest to) a date set forth below to be more than the ratio set forth opposite such date:

              Date                                            Ratio
              ----                                            -----
         December 31, 1999                                    5.00 to 1.00
         March 31, 2000                                       5.00 to 1.00
         June 30, 2000                                        4.75 to 1.00
         September 30, 2000                                   4.75 to 1.00
         December 31, 2000                                    4.50 to 1.00
         March 31, 2001                                       4.50 to 1.00
         June 30, 2001                                        4.00 to 1.00
         September 30, 2001                                   4.00 to 1.00
         December 31, 2001                                    3.60 to 1.00
         March 31, 2002                                       3.60 to 1.00
         June 30, 2002                                        3.25 to 1.00
         September 30, 2002                                   3.25 to 1.00
         December 31, 2002                                    2.90 to 1.00
         March 31, 2003                                       2.90 to 1.00
         June 30, 2003                                        2.65 to 1.00
         September 30, 2003                                   2.65 to 1.00
         December 31, 2003                                    2.40 to 1.00
         March 31, 2004                                       2.40 to 1.00
         June 30, 2004                                        2.20 to 1.00
         September 30, 2004                                   2.20 to 1.00
         December 31, 2004 and
         each Fiscal Quarter thereafter                       2.00 to 1.00


        Section 9.4. Adjusted Fixed Charge Coverage Ratio. Permit the Adjusted Fixed Charge Coverage Ratio of Holdings for the applicable Test Period ending on (or a date closet to) a date set forth below to be less than the ratio set forth opposite such date:

              Date                                            Ratio
              ----                                            -----
         December 31, 1999                                    1.100 to 1.00
         March 31, 2000                                       1.100 to 1.00
         June 30, 2000                                        1.150 to 1.00
         September 30, 2000                                   1.150 to 1.00
         December 31, 2000                                    1.200 to 1.00
         March 31, 2001                                       1.200 to 1.00
         June 30, 2001                                        1.225 to 1.00
         September 30, 2001                                   1.225 to 1.00
         December 31, 2001                                    1.250 to 1.00
         March 31, 2002                                       1.250 to 1.00
         June 30, 2002                                        1.275 to 1.00

         September 30, 2002                                   1.275 to 1.00
         December 31, 2002                                    1.300 to 1.00
         March 31, 2003                                       1.300 to 1.00
         June 30, 2003                                        1.350 to 1.00
         September 30, 2003                                   1.350 to 1.00
         December 31, 2003                                    1.400 to 1.00
         March 31, 2004                                       1.400 to 1.00
         June 30, 2004                                        1.450 to 1.00
         September 30, 2004                                   1.450 to 1.00
         December 31, 2004 and
         each Fiscal Quarter thereafter                       1.500 to 1.00


        Section 9.5. Maintenance of Consolidated Net Worth. Permit the Consolidated Net Worth of Holdings on the last day of any Fiscal Quarter to be less than the sum of (i) $124,848,000 plus (ii) the amount equal to 50% of the aggregate Consolidated Net Income of Holdings from and after December 31, 1999 (provided that in the event that Holdings has a Consolidated Net Loss for any Fiscal Quarter, Consolidated Net Income for purposes only of this Section 9.4 shall be deemed to be zero for such Fiscal Quarter), plus, (iii) the amount equal to 100% of the net cash proceeds received by Holdings after the Original Closing Date from the sale or issuance of its Capital Stock or cash capital contributions received by Holdings.

                                   ARTICLE IV
                                EVENTS OF DEFAULT

        Section 10.1. Events of Default. Any of the following events, acts, occurrences or state of facts shall constitute an "Event of Default" for purposes of this Agreement:

        (a) Failure to Make Payments When Due. Borrower (i) shall default in the payment of principal on any of the Loans or any reimbursement obligation with respect to any Letter of Credit; or (ii) shall default in the payment of interest on any of the Loans or default in the payment of any fee or any other amount owing hereunder or under any other Loan Document when due and such default in payment shall continue for three (3) Business Days; or

        (b) Representations and Warranties. Any representation or warranty made by or on the part of Holdings, Borrower or any Credit Party, as the case may be, contained in any Loan Document or any document, instrument or certificate delivered pursuant hereto or thereto shall have been incorrect or misleading in any material respect when made or deemed made, or

        (c) Covenants. Holdings or Borrower shall (i) default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Article VIII or Article IX hereof or (ii) default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Sections 7.3, 7.6, 7.8, 7.9, 7.10 or
7.12 and such default shall remain unremedied for a period of five (5) Business Days or (iii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of thirty (30) days after written notice to Borrower by Agent or any Lender; or

        (d) Default Under Other Loan Documents. Any Credit Party shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed hereunder or under any Loan Document (and not constituting an Event of Default under any other clause of this Section 10.1) and such default shall continue unremedied for a period of thirty (30) days after written or telephonic (immediately confirmed in writing) notice thereof has been given to Borrower by Agent or any Lender; or

        (e) Voluntary Insolvency, Etc. Holdings or any of its Subsidiaries shall become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution or reorganization or the appointment of a receiver, trustee, custodian or liquidator for it or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against it in any bankruptcy, insolvency or similar proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment of, a receiver, trustee, custodian or liquidator for a substantial portion of its property, assets or business, shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts or shall take any corporate action authorizing any of the foregoing; or

        (f) Involuntary Insolvency, Etc. Involuntary proceedings or an involuntary petition shall be commenced or filed against Holdings or any of its Subsidiaries under any bankruptcy, insolvency or similar law or seeking the dissolution or reorganization of it or the appointment of a receiver, trustee, custodian or liquidator for it or of a substantial part of its property, assets or business, or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of its property, assets or business, and such proceedings or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within sixty (60) days after commencement, filing or levy, as the case may be, or any order for relief shall be entered in any such proceeding; or

        (g) Default Under Other Agreements. (i) Holdings or any of its Subsidiaries shall default in the payment when due, whether at stated maturity or otherwise, of any Indebtedness (other than Indebtedness owed to the Lenders under the Loan Documents) in excess of $5,000,000 in the aggregate beyond the period of grace (not to exceed thirty (30) days), if any, provided in the instrument or agreement under which such Indebtedness was created, or (ii) a default shall occur in the performance or observance of any agreement or condition to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice of acceleration or similar notice is required), any such Indebtedness to become due or be repaid prior to its stated maturity or (iii) any such Indebtedness of Holdings or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

        (h) Judgments. One or more judgments or decrees shall be entered against Holdings or any of its Subsidiaries involving, individually or in the aggregate, a liability (to the extent not paid or covered by a reputable and solvent insurance company which has accepted liability in writing or by third party indemnification for which immediately available funds have been irrevocably deposited in escrow to cover such liability) of $5,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, satisfied, stayed or bonded pending appeal within thirty (30) days from the entry thereof; or

        (i) Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect in accordance with the terms thereof or shall cease to give Agent for the benefit of the Lenders the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a first priority perfected security interest in, and Lien on, all of the Collateral for which Agent or Collateral Agent has taken necessary actions to perfect its security interest), in favor of Agent, superior to and prior to the rights of all third Persons and subject to no other Liens (except to the extent expressly permitted herein or therein); or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents and such default shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Security Document; or

        (j) Invalidity of Subordination Provisions. The subordination provisions of any agreement or instrument governing or relating to the Junior Subordinated Documents, the Seller Subordinated Notes (if any), the Senior Subordinated Documents or any Subordinated Indebtedness is for any reason revoked or invalidated, or otherwise ceases to be in full force and effect, Holdings or any of its Subsidiaries contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder, or the Loans and the other Obligations hereunder entitled to receive the benefits of any Loan Document is for any reason subordinated or does not have the priority contemplated by this Agreement or such subordination provisions; or

        (k) ERISA. Either (i) any Reportable Event which the Required Lenders determine constitutes reasonable grounds for the termination of any Plan by the PBGC or of any Multiemployer Plan or for the appointment by the appropriate United States District Court of a trustee to administer or liquidate any Plan or Multiemployer Plan shall have occurred, (ii) a trustee shall be appointed by a United States District Court to administer any Plan or Multiemployer Plan, (iii) the PBGC shall institute proceedings to terminate any Plan or Multiemployer Plan or to appoint a trustee to administer any Plan; (iv) Holdings or any of its Subsidiaries or any of their ERISA Affiliates shall become liable to the PBGC or any other party under Section 4062, 4063 or 4064 of ERISA with respect to any Plan; or (v) Holdings or any of its Subsidiaries or any of their ERISA Affiliates shall become liable to make a current payment with respect to any Multiemployer Plan under Section 4201 et seq. of ERISA; if as of the date thereof or any subsequent date, the sum of each of Holdings' and its Subsidiaries and their ERISA Affiliates' various liabilities (such liabilities to include, without limitation, any liability to the PBGC or to any other party under Section 4062, 4063 or 4064 of ERISA with respect to any

Plan, or to any Multiemployer Plan under Section 4201 et seq. of ERISA, and to be calculated after giving effect to the tax consequences thereof) as a result of such events listed in subclauses (i) through (v) above exceeds $5,000,000; or

        (l) Failure to Exercise Calls. Holdings or any of its Subsidiaries shall fail to exercise any call right under any of the Put and Call Agreements prior to the expiration of such call right; or

        (m) Change in Control. A Change of Control shall occur.

        If any of the foregoing Events of Default shall have occurred and be continuing, Agent, at the written direction of the Required Lenders shall, take one or more of the following actions: (i) by written or oral or telephonic notice (in the case of oral or telephonic notice confirmed in writing immediately thereafter) to Borrower declare the Total Commitments to be terminated whereupon the Total Commitments shall forthwith terminate, (ii) by written or oral or telephonic notice (in the case of oral or telephonic notice confirmed in writing immediately thereafter) to Borrower declare all sums then owing by Borrower hereunder and under the Loan Documents to be forthwith due and payable, whereupon all such sums shall become and be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrower, or (iii) terminate any Letter of Credit in accordance with its terms, (iv) direct Borrower to pay (and Borrower agrees that upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 10.1(e) or Section 10.1(f) with respect to Borrower it will pay) to Agent at the Payment Office such additional amount of cash, to be held as security by Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of Borrower and its Subsidiaries and then outstanding, and (v) enforce, as Agent or Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents, and deliver a blockage notice or exercise any other rights with respect to any Subordinated Indebtedness. In cases of any occurrence of any Event of Default described in
Section 10.1(e) or Section 10.1(f), the Total Commitments shall immediately terminate and the Loans, together with accrued interest thereon, shall become due and payable forthwith without the requirement of any such acceleration or request, and without presentment, demand, protest or other notice of any kind, all of which are expressly waived by Borrower, any provision of this Agreement or any other Loan Document to the contrary notwithstanding, and other amounts payable by Borrower hereunder shall also become immediately due and payable all without notice of any kind.

        Anything in this Section 10.1 to the contrary notwithstanding, Agent shall, at the request of the Required Lenders, rescind and annul any acceleration of the Loans by written instrument filed with Borrower; provided that at the time such acceleration is so rescinded and annulled: (A) all past due interest and principal, if any, on the Loans and all other sums payable under this Agreement and the other Loan Documents shall have been duly paid, and
(B) no other Event of Default shall have occurred and be continuing which shall not have been waived in accordance with the provision of Section 12.1 hereof.

        Section 10.2. Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                   ARTICLE V
                                   THE AGENT

        In this Article XI, the Lenders agree among themselves as follows:

        Section 11.1. Appointment. The Lenders hereby appoint BT as Agent (for purposes of this Article XI, the term "Agent" shall include BT in its capacity as Collateral Agent pursuant to the Security Documents) to act as herein specified herein and in the other Loan Documents. Each Lender hereby irrevocably authorizes and each holder of any Note by the acceptance of such Note shall be deemed to irrevocably authorize Agent to take such action on its behalf under the provisions hereof, the other Loan Documents (including, without limitation, to give notices and take such actions on behalf of the Required Lenders as are consented to in writing by the Required Lenders) and any other instruments, documents and agreements referred to herein or therein and to exercise such powers hereunder and thereunder as are specifically delegated to Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Agent may perform any of its duties hereunder and under the other Loan Documents, by or through its officers, directors, agents, employees or affiliates.

        Section 11.2. Nature of Duties. Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of Agent shall be mechanical and administrative in nature. EACH LENDER HEREBY ACKNOWLEDGES AND AGREES THAT AGENT SHALL NOT HAVE, BY REASON OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, A FIDUCIARY RELATIONSHIP TO OR IN RESPECT OF ANY LENDER. Nothing in any of the Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of Holdings and Borrower in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the credit worthiness of Holdings and Borrower, and Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Loans or at any time or times thereafter. Agent will promptly notify each Lender at any time that the Required Lenders have instructed it to act or refrain from acting pursuant to Article X.

        Section 11.3. Exculpation, Rights Etc. Neither Agent nor any of its officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, unless resulting primarily from its or their gross negligence, willful misconduct or bad faith. Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of any of the Loan Documents or any other document or the financial condition of Holdings or Borrower. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or any other Document or the financial condition of Holdings or Borrower, or the existence or possible existence of any Unmatured Event of Default or Event of Default unless requested to do so by the Required Lenders. Agent may at any time request instructions from the Lenders with respect to any actions or approvals (including the failure to act or approve) which by the terms of any of the Loan Documents, Agent is permitted or required to take or to grant, and if such instructions are requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting, approving or refraining from acting or approving under any of the Loan Documents in accordance with the instructions of the Required Lenders or, to the extent required by Section 12.1, all of the Lenders.

        Section 11.4. Reliance. Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, writing, resolution, notice, statement, certificate, order or other document or any telephone, telex, teletype or telecopier message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all matters pertaining herein or to any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by Agent.

        Section 11.5. Indemnification. To the extent Agent is not reimbursed and indemnified by Borrower, the Lenders will reimburse and indemnify Agent for and against any and all liabilities, obligations, losses, damages, claims, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by Agent under this Agreement or any of the other Loan Documents, in proportion to each Lender's Aggregate Pro Rata Share of the outstanding Loans and Commitments hereunder; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, claims, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. The obligations of the Lenders under this
Section 11.5 shall survive the payment in full of the Notes and the termination of this Agreement.

        For purposes hereof, "Aggregate Pro Rata Share" means, when used with reference to any Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such desired aggregate or total amount by a fraction the numerator of which shall be the aggregate principal amount of such Lender's Revolving Loan, Term A Loan, Term B Loan and Term C Loan and the denominator of which shall be aggregate of all of the Loans outstanding hereunder.

        Section 11.6. Agent In Its Individual Capacity. With respect to its Loans and Commitments (and its Revolver Pro Rata Share, Term A Pro Rata Share, Term B Pro Rata Share, Term C Pro Rata Share or Pro Rata Share, as applicable, thereof), Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or holder of Obligations. The terms "Lenders", "holder of Obligations" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a



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Lender, one of the Required Lenders or a holder of Obligations. Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Holdings, Borrower or any Subsidiary or affiliate of Holdings as if it were not acting as Agent hereunder or under any other Loan Document, including, without limitation, the acceptance of fees or other consideration for services without having to account for the same to any of the Lenders.

        Section 11.7. Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default hereunder unless Agent has received written notice from a Lender or Borrower referring to this Agreement describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice, Agent shall give prompt notice thereof to the Lenders.

        Section 11.8. Holders of Obligations. Agent may deem and treat the payee of any Obligation as reflected on the books and records of Agent as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with Agent pursuant to
Section 12.8(c). Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Obligation shall be conclusive and binding on any subsequent holder, transferee or assignee of such Obligation or of any Obligation or Obligations granted in exchange therefor.

        Section 11.9. Resignation by Agent.

        (a) Agent may resign from the performance of all its functions and duties hereunder at any time by giving fifteen (15) Business Days' prior written notice to Borrower and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

        (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Agent with the prior written consent of Borrower (not to be unreasonably withheld or delayed), so long as no Event of Default has occurred and is continuing, and who shall be an incorporated bank or trust company.

        (c) If a successor Agent shall not have been so appointed within said fifteen (15) Business Day period, Agent, with, provided no Event of Default has occurred and is continuing, the prior written consent of Borrower (not to be unreasonably withheld or delayed), shall then appoint a successor Agent who shall serve as Agent until such time, if any, as the Required Lenders, with, provided no Event of Default has occurred and is continuing, the consent of Borrower, appoint a successor Agent as provided above.

        (d) If no successor Agent has been appointed pursuant to clause (b) or
(c) by the twentieth (20th) Business Day after the date such notice of resignation was given by Agent, Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of Agent hereunder until such time, if any, as the Required Lenders, with, provided no Event of Default has occurred and is continuing, the consent of Borrower, appoint a successor Agent as provided above.


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         Section 11.10. Other Titles. None of the institutions identified as
"Lead Arranger," "Book Manager," "Syndication Agent" or "Documentation Agent on the title page to this Agreement shall have any obligations, liabilities or duties under this Agreement other than those applicable to a Lender (but only if such institution is a Lender) as such, and no such institution shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any such institution in deciding to enter into this Agreement or in taking or not taking any action hereunder.


                                   ARTICLE XII
                                  MISCELLANEOUS

         Section 12.1. No Waiver; Modifications in Writing. (a) No failure or delay on the part of Agent or any Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to Agent or any Lender at law or in equity or otherwise. Neither this Agreement nor any terms hereof may be amended, modified, supplemented, waived, discharged, terminated or otherwise changed unless such amendment, modification, supplement, waiver, discharge, termination or other change is in writing signed by the respective Credit Parties party thereto and the Required Lenders, provided that no such amendment, modification, supplement, waiver, discharge, termination or other change shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations directly affected thereby in the case of the following clause (i)), (i) extend the final scheduled maturity of any Loan or Note (it being understood that amending the definitions of Scheduled Term A Repayments (other than the Term A Loan Maturity Date), Scheduled Term B Repayments (other than the Term B Loan Maturity Date) or Scheduled Acquisition Repayments (other than the Revolver Termination Date) or amending the mandatory prepayment provisions or financial covenants shall not constitute an extension of the final scheduled maturity of any Loan or Note) or extend the stated maturity of any Letter of Credit beyond the Revolver Termination Date or any Rollover Letter of Credit beyond the Rollover LC Termination Date, or reduce the rate or extend the time of payment of interest or fees thereon, or reduce the principal amount thereof, (ii) release all or substantially all of the Collateral (except as expressly provided in this Agreement or in the Security Document as in effect on the Original Closing Date) under all the Security Documents, (iii) amend, modify or waive any provision of this Section 12.1, (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement (including, without limitation, any new or additional Facility) may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and Revolving Commitments are included in such determination on the date hereof) or (v) consent to the assignment or transfer by Holdings or Borrower of any of its rights and obligations under this Agreement; provided, further, that no such amendment, modification, supplement, waiver, discharge, termination or other change shall (1) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Events of Default or Unmatured Events of Default shall not constitute an increase of the Commitment of any Lender, and that an increase in the available


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portion of any Commitment of any Lender shall not constitute an increase in the
Commitment of such Lender), (2) without the consent of Facing Agent, amend, modify or waive any provision of Section 2.9 or alter its rights or obligations with respect to Letters of Credit, (3) without the consent of Agent, amend, modify or waive any provision of Article XI as same applies to Agent or any other provisions as same relates to the rights or obligations of Agent, (4) without the consent of Agent or the Collateral Agent, amend, modify or waive any provisions relating to the rights or obligations of Agent or the Collateral Agent under the other Loan Documents, (5) without the consent of the Majority Lenders of each Facility which is being allocated a lesser prepayment, repayment or commitment reduction, alter the required application of any prepayments or repayments (or commitment reduction), as between the various Facilities pursuant to clause (i) of the first sentence of Section 4.5(a), clause (i) of the second sentence of Section 4.5(a) and the fourth and fifth sentences of Section 4.5(a) (although the Required Lenders may waive in whole or in part, any such prepayment, repayment or commitment reduction so long as the application, as amongst the various Facilities, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered), (6) without the consent of each Term A Lender, amend the definition of Term A Pro Rata Share, without the consent of each Term B Lender, amend the definition of the Term B Pro Rata Share, and without the consent of each Revolving Lender amend the definition of Revolver Pro Rata Share, (7) without the consent of the Majority Lenders of the Term A Facility, amend the definition of Majority Lenders (but only if the Term A Lenders are directly affected thereby), without the consent of the Majority Lenders of the Term B Facility, amend the definition of Majority Lenders (but only if the Term B Lenders are directly affected thereby), and without the consent of the Majority Lenders of the Revolving Facility, amend the definition of Majority Lenders (but only if the Revolving Lenders are directly affected thereby), or (8) without the consent of the Super Majority Lenders of the Term A Facility, amend the definition of Scheduled Term A Repayments or the definition of Super Majority Lenders (but only if the Term A Lenders are directly affected thereby), without the consent of the Super Majority Lenders of the Term B Facility, amend the definition of Scheduled Term B Repayments or the definition of Super Majority Lenders (but only if the Term B Lenders are directly affected thereby), and without the consent of the Super Majority Lenders of the Revolving Facility, amend the definition of Scheduled Acquisition Repayments or the definition of Super Majority Lenders (but only if the Revolving Lenders are directly affected thereby).

         (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (a)(i) through (v), inclusive, of the first proviso to the third sentence of Section 12.1(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders (or, at the option of Borrower if the respective Lender's consent is required with respect to less than all Loans, to replace only the respective Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with one or more Replacement Lenders pursuant to Section 3.7 so long as at the time of such replacement, each such Replacement Lender consents to the proposed amendment, modification, supplement. waiver, discharge, termination or other change or (B) terminate such non-consenting Lender's Revolving Commitment and Term A Commitment and repay all outstanding Loans of such Lender which


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
gave rise to the need to obtain such Lender's consent, in accordance with
Section 4.l(b) and/or 4.3; provided that, unless the Revolving Commitment and Term A Commitment terminated and Loans repaid pursuant to the preceding clause
(B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined before giving effect to the proposed action) shall specifically consent thereto, provided, further, that in any event Borrower shall not have the right to replace a Lender, terminate its Revolving Commitment or Term A Commitment or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) contemplated by the first proviso to this Section 12.1(b).

         Section 12.2. Further Assurances. Borrower agrees to do such further acts and things and to execute and deliver to Agent such additional assignments, agreements, powers and instruments, as Agent may reasonably require or deem advisable to carry into effect the purposes of this Agreement or any of the Loan Documents or to better assure and confirm unto Agent its rights, powers and remedies hereunder.

         Section 12.3. Notices, Etc. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto or any other Person shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by a reputable overnight or courier delivery service, or by prepaid telex or telecopier, and shall be deemed to be given for purposes of this Agreement on the third day after deposit in registered or certified mail, postage prepaid, and otherwise on the date that such writing is delivered or sent to the intended recipient thereof, or in the case of notice delivered by telecopy, upon completion of transmission with a copy of such notice also being delivered under any of the methods provided above, all in accordance with the provisions of this Section 12.3. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 12.3, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telex, TWX or telecopier numbers) indicated on
Schedule 12.3 or, in the case of any Assignee, on its signature page to its Assignment and Assumption Agreement and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party on Schedule 12.3 hereto or such Assignment Agreement, as the case may be.

         Section 12.4. Costs, Expenses and Taxes; Indemnification.

         (a) Generally. Borrower agrees to pay promptly upon request by Agent (or any Lender, in connection with any enforcement as provided below) all reasonable out-of-pocket costs and expenses in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery and syndication of this Agreement and the other Loan Documents and the documents and instruments referred to herein and therein and any amendment, waiver, consent relating hereto or thereto or other modifications of (or supplements to) any of the foregoing and any and all other documents and instruments furnished pursuant hereto or thereto or in connection herewith or therewith, including without limitation, the


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


reasonable fees and out-of-pocket expenses of Winston & Strawn, special counsel to Agent, and any local counsel retained by Agent relative thereto, other Attorney Costs, independent public accountants and other outside experts retained by Agent and all search fees, appraisal fees and expenses, title insurance policy fees, costs and expenses and filing and recording fees, and all costs and expenses (including, without limitation, Attorney Costs), if any, of Agent and each Lender in connection with the enforcement of this Agreement, any of the Loan Documents or any other agreement furnished pursuant hereto or thereto or in connection herewith or therewith. In addition, Borrower agrees to pay any and all present and future stamp, transfer, excise and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, any Loan Document, or the making of any Loan (but excluding any tax determined by reference to the net income or profits of Agent or any Lender imposed by the jurisdiction in which Agent's or such Lender's principal office or applicable lending office is located), and each agrees to save and hold Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay by Borrower in paying, or omission by Borrower to pay, such taxes. Any portion of the foregoing fees, costs and expenses which remains unpaid more than thirty (30) days following Agent's or any Lender's statement and request for payment thereof shall bear interest from the date of such statement and request to the date of payment at the Default Rate.

         (b) Indemnification. Borrower agrees to indemnify and hold harmless Agent and each Lender and each director, officer, trustee, employee and Affiliate of Agent and each Lender (each such Person an "Indemnified Person" and collectively, the "Indemnified Persons") from and against all losses, claims, damages, obligations (including removal or remedial actions), expenses or liabilities (not including Taxes as to which Borrower is not required to make any payment of additional amounts pursuant to Section 4.7 hereof) to which such Indemnified Person may become subject, insofar as such losses, claims, damages, penalties, obligations (including removal or remedial actions), expenses or liabilities (or actions, suits or proceedings including any inquiry or investigation or claims in respect thereof (whether or not Agent or any Lender is a party thereto)) arise out of, in any way relate to, or result from the transactions contemplated by this Agreement or any of the other Loan Documents and to reimburse each Indemnified Person upon their demand, for any Attorney Costs or other expenses incurred in connection with investigating, preparing to defend or defending any such loss, claim, damage, liability, action or expense; provided, however, (a) that no Indemnified Person shall have the right to be so indemnified hereunder for any loss, claim, damage, penalties, obligations, expense or liability to the extent it arises or results primarily from the gross negligence or willful misconduct or bad faith of such Indemnified Person and (b) that nothing contained herein shall affect the express contractual obligations of the Lenders to Borrower contained herein. If any action, suit or proceeding arising from any of the foregoing is brought against Agent, any Lender or any other Person indemnified or intended to be indemnified pursuant to this Section 12.4, Borrower will, if requested by Agent, any Lender or any such Indemnified Person, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel reasonably satisfactory to the Person or Persons indemnified or intended to be indemnified. Each Indemnified Person shall, unless Agent, a Lender or other Indemnified Person has made the request described in the preceding sentence and such request has been complied with, have the right to employ its own counsel (or (but not as well as) staff counsel) to investigate and control the defense of any matter covered by such indemnity and the reasonable fees and expenses of such counsel shall be at the expense of the indemnifying party. Borrower further agrees to


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
indemnify and hold each Indemnified Person harmless from all loss, cost (including Attorney Costs), liability and damage whatsoever incurred by such Indemnified Person, excluding any liability arising out of the gross negligence, willful misconduct or bad faith of such Indemnified Person, by reason of any violation of any Environmental Laws or Environmental Permits or for the Release or threatened Release of any Hazardous Materials into the environment for which Holdings, Borrower or any of their Subsidiaries has any liability or which occurs upon the Mortgaged Property or which is related to any property currently or formerly owned, leased or operated by or on behalf of Holdings, Borrower or any of their Subsidiaries, or by reason of the imposition of any Environmental Lien or which occurs by a breach of any of the representations, warranties or covenants relating to environmental matters contained herein, including, without limitation, by reason by any matters disclosed in Schedule 6.19, provided that, with respect to any liabilities arising from acts or failure to act for which Borrower or any of its Subsidiaries is strictly liable under any Environmental Law or Environmental Permit, Borrower's obligation to each Indemnified Person under this indemnity shall likewise be without regard to fault on the part of Borrower or any such Subsidiary. If Borrower shall fail to do any act or thing which it has covenanted to do hereunder or any representation or warranty on the part of Borrower or any Subsidiary contained herein or in any other Loan Document shall be breached, Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose, and will use reasonable efforts to give prompt written notice to Borrower that it proposes to take such action. Any and all amounts so expended by Agent shall be repaid to it by Borrower promptly upon Agent's demand therefor, with interest at the Default Rate in effect from time to time during the period including the date so expended by Agent to the date of repayment. To the extent that the undertaking to indemnify, pay or hold harmless Agent or any Lender as set forth in this Section 12.4 may be unenforceable because it is violative of any law or public policy, Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law. The obligations of Borrower under this Section 12.4 shall survive the termination of this Agreement and the discharge of Borrower's other Obligations hereunder.

         (c) Foreign Exchange Indemnity. If any sum due from Borrower under this Agreement or any order or judgment given or made in relation hereto has to be converted from the currency (the "first currency") in which the same is payable hereunder or under such order or judgment into another currency (the "second currency") for the purpose of (i) making or filing a claim or proof against Borrower with any Governmental Authority or in any court or tribunal, or (ii) enforcing any order or judgment given or made in relation hereto, Borrower agrees to indemnify and hold harmless each of the Persons to whom such sum is due from and against any loss actually suffered as a result of any discrepancy between (a) the rate of exchange used to convert the amount in question from the first currency into the second currency, and (b) the rate or rates of exchange at which such Person, acting in good faith in a commercially reasonable manner, purchased the first currency with the second currency after receipt of a sum paid to it in the second currency in satisfaction, in whole or in part, of any such order, judgment, claim or proof. The foregoing indemnity shall constitute a separate obligation of Borrower distinct from its other obligations hereunder and shall survive the giving or making of any judgment or order in relation to all or any of such other obligations.

         Section 12.5. Confirmations. Borrower and each holder of any portion of the Obligations agree from time to time, upon written request received by it from the other, to


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confirm to the other in writing (with a copy of each such confirmation to Agent)
the aggregate unpaid principal amount of the Loan or Loans and other Obligations then outstanding.

         Section 12.6. Adjustment; Setoff.

         (a) If any Lender (a "Benefited Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by setoff, pursuant to events or proceedings of the nature referred to in Section 10.1(e) or Section 10.1(f) hereof, or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender in respect of such other Lender's Loans or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each Lender; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of setoff) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to Borrower, any such notice being expressly waived by Borrower, upon the occurrence and during the continuance of an Event of Default, to set off and apply against any Obligations, whether matured or unmatured, of Borrower to such Lender, any amount owing from such Lender to Borrower, at or at any time after, the happening of any of the above-mentioned events, and the aforesaid right of setoff may be exercised by such Lender against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor of Borrower, or against anyone else claiming through or against, Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of setoff shall not have been exercised by such Lender prior to the making, filing or issuance, or service upon such Lender of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Lender agrees promptly to notify in writing Borrower and Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

         (c) Borrower expressly agrees that to the extent Borrower makes a payment or payments and such payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Indebtedness to the Lenders or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made.


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         Section 12.7. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

         Section 12.8. Binding Effect; Assignment; Addition and Substitution of Lenders.

         (a) This Agreement shall be binding upon, and inure to the benefit of, Holdings, Borrower, Agent, the Lenders, all future holders of the Notes and their respective successors and assigns; provided, however, that neither Holdings nor Borrower may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of Agent and all of the Lenders.

         (b) Each Lender may at any time sell to one or more banks or other entities ("Participants") participating interests in all or any portion of its rights and obligations under the Loan Documents (including all or any portion of its Commitment and Loans and related outstanding Obligations) (in respect of any Lender, its "Credit Exposure"). In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, and Borrower and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Borrower agrees that if amounts outstanding under this Agreement or any of the Loan Documents are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any other Loan Document, provided, however, that such right of setoff shall be subject to the obligation of such Participant to share with the Lenders, and the Lenders agree to share with such Participant, as provided in
Section 12.6. Borrower also agrees that each Participant shall be entitled to the benefits of Section 3.6 and 4.7 with respect to its participation in the Loans outstanding from time to time, provided that such Participant's benefits under Sections 3.6 and 4.7 shall be limited to the benefits that the primary Lender would be entitled to thereunder. Each Lender agrees that any agreement between such Lender and any such Participant in respect of such participating interest shall not restrict such Lender's right to approve or agree to any amendment, restatement, supplement or other modification to, waiver of, or consent under, this Agreement or any of the Loan Documents except to the extent that any of the forgoing would (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating (it being understood that amending the definitions of Scheduled Term A Repayments (other than the Term A Loan Maturity Date), Scheduled Term B Repayments (other than the Term B Loan Maturity Date) or Scheduled Acquisition Repayments (other than the Acquisition Loan Maturity Date) Scheduled Term C Repayments (other than the Term C Loan Maturity Date) or amending the other mandatory prepayment provisions or financial covenants shall not constitute an extension of the final scheduled maturity of any Loan or Note) or extend the stated maturity of any Letter of Credit in which such participant is participating beyond the Revolver Termination Date or beyond the Rollover LC Termination Date in the case of any Rollover Letter of Credit, or reduce the rate or extend the time of payment of interest or fees on any such Loan, Note or Letter of Credit (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that waivers or modifications of conditions precedent, covenants, Events of Default or Unmatured Events of Default or of a mandatory reduction in Commitments shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Loan Documents) supporting the Loans and/or Letters of Credit hereunder in which such participant is participating.

         (c) Any Lender may at any time assign to one or more Eligible Assignees (treating for all purposes under Section 12.8(c) any fund that invests in bank loans and any other fund that invests in bank loans and is managed by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Assignee), including an Affiliate thereof (each an "Assignee"), all or any part of its Credit Exposure pursuant to an Assignment and Assumption Agreement, provided that (i) it assigns its Credit Exposure in an amount not less than $5,000,000 (or if less the entire amount of Lender's Credit Exposure) and (ii) any assignment of all or any portion of any Lender's Credit Exposure to an Assignee other than another Lender shall require the prior written consent of Agent and, provided no Unmatured Event of Default or Event of Default then exists and is continuing, Borrower (the consent of Borrower or Agent not to be unreasonably withheld or delayed), and provided further, that notwithstanding the foregoing limitations in clauses (i) and (ii), any Lender may at any time assign all or any part of its Credit Exposure to (x) any Affiliate of such Lender, (y) in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor of such Lender or by an Affiliate of such investment advisor or (z) any other Lender; and provided, further, that notwithstanding the foregoing, the sale or assignment by any Eligible Assignee (which acquired an interest in the Credit Exposure of a Lender in an amount less than $5,000,000 pursuant to the immediately preceding proviso) to any Person which is not a Lender or an Affiliate of such Eligible Assignee or, in the case of any Eligible Assignee that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor of such Eligible Assignee or by an Affiliate of such investment advisor, shall, if all the Affiliates of such Lender (and, in the case of any Lender that is a fund that invests in bank loans, all other funds that invest in bank loans and are managed by the same investment advisor of such Lender or by an Affiliate of such investment advisor) have a Credit Exposure in the aggregate of $5,000,000 or more, be subject to the minimum assignment requirement of $5,000,000. Upon execution of an Assignment and Assumption Agreement and the payment of a nonrefundable assignment fee of $3,500 in immediately available funds to Agent at its Payment Office in connection with each such assignment, written notice thereof by such transferor Lender to Agent and the recording by Agent of such assignment and the resulting effect upon the Loans, the Revolving Commitment and Term A Commitment of the assigning Lender and the Assignee, the Assignee shall have, to the extent of such assignment, the same rights and benefits as it would have if it were a Lender hereunder and the holder of the Obligations (provided that Borrower and Agent shall be entitled to continue to deal solely and directly with the assignor Lender in connection with the interests so assigned to the Assignee until written notice of such assignment, together with payment


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instructions, addresses and related information with respect to the Assignee, shall have been given to Borrower and Agent by the assignor Lender and the Assignee) and, if the Assignee has expressly assumed, for the benefit of Borrower, some or all of the transferor Lender's obligations hereunder, such transferor Lender shall be relieved of its obligations hereunder to the extent of such assignment and assumption, and except as described above, no further consent or action by Borrower, the Lenders or Agent shall be required. At the time of each assignment pursuant to this Section 12.8(c) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) United States Federal income tax purposes, the respective Assignee shall provide to Borrower and Agent the appropriate IRS Forms (and, if applicable a Section 4.7(d)(ii) Certificate) described in Section 4.7(d). Each Assignee shall take such Credit Exposure subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken hereunder, prior to the receipt by Agent and Borrower of written notice of such transfer, by each previous holder of such Credit Exposure. Such Assignment and Assumption Agreement shall be deemed to amend this Agreement and Schedule 1.1(a) hereto, to the extent, and only to the extent, necessary to reflect the addition of such Assignee as a Lender and the resulting adjustment of all or a portion of the rights and obligations of such transferor Lender under this Agreement, the Maximum Commitment, the determination of its Pro Rata Share, Term A Pro Rata Share, Term B Pro Rata Share, Term C Pro Rata Share or Revolver Pro Rata Share, as applicable (rounded to twelve decimal places), the Loans, any outstanding Letters of Credit and any new Notes to be issued, at Borrower's expense, to such Assignee, and no further consent or action by Borrower or the Lenders shall be required to effect such amendments.

         (d) Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning Holdings or any of its Subsidiaries which has been delivered to such Lender by or on behalf of Holdings or Borrower pursuant to this Agreement or which has been delivered to such Lender by Holdings or any of its Subsidiaries in connection with such Lender's credit evaluation of Borrower prior to entering into this Agreement; provided that such Transferee or prospective Transferee agrees to treat any such information as confidential in accordance with Section 12.15.

         (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time pledge or assign all or any portion of its rights under this Agreement and the other Loan Documents (including, without limitation, the Notes held by it) to any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Board without notice to, or the consent of, Agent or Borrower, and any Lender that is a fund that invests in bank loans may, without notice to, or the consent of, Agent or Borrower, pledge all or any portion of its rights under this Agreement and the other Loan Documents (including, without limitation, the Notes held by it) to any trustee for, or any other representative of, holders of obligations owed, or securities issued, by such fund, as security for such obligations or securities; provided that any foreclosure or similar action by such trustee shall be subject to the provisions of this Section concerning assignments. No such pledge or assignment shall release the transferor Lender from its obligations hereunder.


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         Section 12.9. CONSENT TO JURISDICTION; MUTUAL WAIVER OR JURY TRIAL.

                  (A) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH CREDIT PARTY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH CREDIT PARTY HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM WITH OFFICES ON THE DATE HEREOF AT 111 EIGHTH STREET, NEW YORK, NEW YORK 10011 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH CREDIT PARTY AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO AGENT UNDER THIS AGREEMENT. EACH CREDIT PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH CREDIT PARTY, AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF AGENT UNDER THIS AGREEMENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH CREDIT PARTY IN ANY OTHER JURISDICTION.

                  (B) EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.


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                  (C) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY
    WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY COURT OR JURISDICTION, INCLUDING WITHOUT LIMITATION THOSE REFERRED TO IN CLAUSE (A) ABOVE, IN RESPECT TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         Section 12.10. GOVERNING LAW. THIS AGREEMENT AND EACH NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF SAID STATE, INCLUDING SECTIONS 5-1401 and 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

         Section 12.11. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 12.12. Registry. Borrower hereby designates Agent to serve as Borrower's agent, solely for purposes of this Section 12.12 to maintain a register (the "Register") on which it will record the Commitment from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitment shall not be effective until such transfer is recorded on the Register maintained by Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitment and Loans shall be recorded by Agent on the Register only upon the acceptance by Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.8(c). Coincident with the delivery of such an Assignment and Assumption Agreement to Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount then owing to such assignor or transferor Lender shall be issued to the assigning or transferor Lender and/or the new Lender. Borrower agrees to indemnify Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by Agent in performing its duties under this Section 12.12, except as resulting primarily from the gross negligence, bad faith or willful misconduct of Agent.


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         Section 12.13. Headings. The Table of Contents and Article and Section
headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         Section 12.14. Termination of Agreement. This Agreement shall terminate when the Commitment of each Lender has terminated and all outstanding Obligations (other than any unasserted contingent or indemnification obligations) and Loans have been paid in full and all Letters of Credit have expired or been terminated; provided, however, that the rights and remedies of Agent and each Lender with respect to any representation and warranty made by any Credit Party pursuant to this Agreement or any other Loan Document, and the indemnification provisions contained in this Agreement and any other Loan Document, shall be continuing and shall survive any termination of this Agreement or any other Loan Document. Upon such termination, all Liens created under the Loan Documents shall automatically terminate and Agent agrees to execute such lien release documentation as Borrower may reasonably request at Borrower's sole cost and expense.

         Section 12.15. Confidentiality. Each of the Lenders severally agrees to keep confidential all non-public information pertaining to Holdings, Borrower and their Subsidiaries which is provided to it by any such parties in accordance with such Lender's customary procedures for handling confidential information of this nature and in a prudent fashion, and shall not disclose such information to any Person except (i) to the extent such information is public when received by such Lender or becomes public thereafter due to the act or omission of any party other than a Lender, (ii) to the extent such information is independently obtained from a source other than Holdings, Borrower or their Subsidiaries and such information from such source is not, to such Lender's knowledge, subject to an obligation of confidentiality or, if such information is subject to an obligation of confidentiality, that disclosure of such information is permitted,
(iii) to an Affiliate of such Lender (who will in turn be required to maintain confidentiality as if it were a Lender party to this Agreement), counsel, auditors, examiners of any regulatory authority having jurisdiction over such Lender, accountants and other consultants retained by Agent or any Lender, (iv) in connection with any litigation regarding this Agreement or any Loan Document or the enforcement of the rights of any Lender or Agent under this Agreement or any other Loan Document, (v) to the extent required by any applicable statute, rule or regulation or court order (including , without limitation, by way of subpoena) or pursuant to the request of any Governmental Authority having jurisdiction over any Lender or Agent; provided, however, that in such event, if the Lender(s) are able to do so, the Lender shall provide Borrower with prompt notice of such requested disclosure so that Borrower may seek a protective order or other appropriate remedy, and, in any event, the Lenders will endeavor in good faith to provide only that portion of such information which, in the reasonable judgment of the Lender(s), is relevant and legally required to be provided, or (vi) to the extent disclosure to other entities is appropriate in connection with any proposed or actual assignment or grant of a participation by any of the Lenders of interests in this Agreement and/or any of the other Loan Documents to such other financial institutions (who will in turn be required to maintain confidentiality as if they were Lenders parties to this Agreement). In no event shall Agent or any Lender be obligated or required to return any such information or other materials furnished by Holdings or Borrower.


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


         Section 12.16. Concerning the Collateral and the Loan Documents.

         (a) Authority. Each Lender (on its own behalf and on behalf of any Affiliate of such Lender which is a Secured Creditor) authorizes and directs BT to act as collateral agent and to enter into the Loan Documents relating to the Collateral for the benefit of the Lenders and the other Secured Creditors. Each Lender (on its own behalf and on behalf of any Affiliate of such Lender which is a Secured Creditor) agrees that any action taken by the Agent, the Collateral Agent or the Required Lenders (or, where required by the express terms, hereof, a different proportion of the Lenders) in accordance with the provisions hereof or of the other Loan Documents, and the exercise by the Agent, the Collateral Agent or the Required Lenders (or, where so required, such different proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders and the other Secured Creditors. Without limiting the generality of the foregoing, the Agent and the Collateral Agent shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for the Lenders and the other Secured Creditors with respect to all payments and collections arising in connection herewith and with the Loan Documents relating to the Collateral; (ii) execute and deliver each Loan Document relating to the Collateral and accept delivery of each such agreement delivered by any Credit Party, (iii) act as collateral agent for the Lenders and the other Secured Creditors for purposes stated therein to the extent such perfection is required under the Loan Documents, provided, however, the Agent and the Collateral Agent hereby appoints, authorizes and directs each Lender and the other Secured Creditors to act as collateral sub-agent for the Agent, the Collateral Agent and the Lenders for purposes of the perfection of all security interests and Liens with respect to each Credit Party's respective deposit accounts maintained with, and cash and Cash Equivalents held by, such Lender or such other Secured Creditor; (iv) manage, supervise and otherwise deal with the Collateral; (v) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and liens created or purported to be created by the Loan Documents, and (vi) except as may be otherwise specifically restricted by the terms hereof or of any other Loan Document, exercise all remedies given to the Agent or the Lenders with respect to the Collateral under the Loan Documents relating thereto, applicable law or otherwise.

         (b) Release of Collateral.

         (i) The Agent and each Lender (on its own behalf and on behalf of any Affiliate of such Lender that is a Secured Creditor) hereby directs the Agent and the Collateral Agent to release, in accordance with the terms hereof, any Lien held by the Agent or the Collateral Agent, under the Security Documents:

                  (A) against all of the Collateral, upon final and indefeasible payment in full in cash of the Loans and Obligations (other than unasserted contingent and indemnification obligations which expressly survive termination) and termination of all Commitments and termination hereof;

                  (B) against any part of the Collateral sold or disposed of by Holdings or any of its Subsidiaries to the extent such sale or disposition is permitted hereby (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited hereby);

                  (C) against any Collateral acquired by Borrower or any of its Subsidiaries after the Original Closing Date and at least 80% of the purchase price therefor is within 120 days of the acquisition thereof financed with Purchase Money Indebtedness secured by a Lien permitted by clause (ix) of the definition of Customary Permitted Liens.

                  (D) so long as no Unmatured Event of Default or Event of Default has occurred and is continuing, in the sole discretion of the Agent upon the request of Borrower, against any part of the Collateral with a fair market value of less than $1,000,000 in the aggregate during the term of this Agreement as such fair market value may be certified to the Agent by Borrower in an officer's certificate reasonably acceptable in form and substance to the Agent; and

                  (E) against a part of the Collateral which release does not require the consent of all of the Lenders as set forth in Section 12.1(a)(ii), if such release is consented to by the Required Lenders;

provided, however, that (y) the Agent and the Collateral Agent shall not be required to execute any such document on terms which, in its opinion, would expose it to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (z) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of Borrower or any of its Subsidiaries in respect of) all interests retained by Borrower and/or any of its Subsidiaries, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

         (ii) Each Lender (on its own behalf and on behalf of any Affiliate of such Lender that is a Secured Creditor) hereby directs the Agent and the Collateral Agent (and the Agent and the Collateral Agent agree) to execute and deliver or file such termination and partial release statements and such other things as are necessary to release Liens to be released pursuant to this Section 12.16 promptly upon the effectiveness of any such release or enter into intercreditor agreements contemplated or permitted herein.

         (c) No Obligation. Neither the Agent nor the Collateral Agent shall have any obligation whatsoever to any Lender or any other Secured Creditor or to any other Person to assure that the Collateral exists or is owned by any Credit Party or is cared for, protected or insured or has been encumbered or that the Liens granted to the Agent and the Collateral Agent herein or pursuant to the Loan Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent or the Collateral Agent in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Agent and the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's and the Collateral Agent's own interests in the Collateral as one of the Lenders and that the Agent and the Collateral Agent shall not have any duty or liability whatsoever to any Lender, provided, that, notwithstanding the foregoing, the Agent and the Collateral Agent shall be responsible for its grossly negligent actions or actions constituting intentional misconduct.

         Section 12.17. Modifications Regarding Term C Loan.

         (a) No amendment, waiver, discharge, termination or other change of this Agreement or any other Loan Document or any terms hereof or thereof shall, without the consent of each Term C Lender (other than a Defaulting Lender), (i) extend the final scheduled maturity of any Term C Loan or Term C Note (it being understood that amending the definitions of Scheduled Term C Repayments (other than the Term C Loan Maturity Date) or amending the mandatory prepayment provisions or financial covenants shall not constitute an extension of the final scheduled maturity of any Term C Loan or Term C Note) or reduce the rate or extend the time of payment of interest or fees thereon, or reduce the principal amount thereof, (ii) release all or substantially all of the Collateral (except as expressly provided in this Agreement or the Security Documents) under all the Security Documents, (iii) amend, modify or waive any provision of this Section 12.17, (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and Revolving Commitments are included in such determination on the date hereof) or (v) consent to the assignment or transfer by Borrower of any of its rights and obligations under this Agreement; provided, further, that no such amendment, modification, supplement, waiver, discharge, termination or other change shall (1) increase the Term C Commitment of any Term C Lender over the amount thereof then in effect without the consent of such Term C Lender (it being understood that waivers or modifications of conditions precedent, covenants, Events of Default or Unmatured Events of Default shall not constitute an increase of the Term C Commitment of any Term C Lender, and that an increase in the available portion of any Term C Commitment of any Term C Lender shall not constitute an increase in the Term C Commitment of such Term C Lender), (2) without the consent of the Majority Lenders of the Term C Facility, alter the required application of any prepayments or repayments (or commitment reduction), as between the various Facilities pursuant to clause (i) of the first sentence of Section 4.5(a) and the fourth sentence of Section 4.5(a) in a manner which allocates a lesser prepayment, repayment or commitment reduction to Term C Lenders (although the Required Lenders may waive in whole or in part, any such prepayment, repayment or commitment reduction so long as the application, as amongst the various Facilities, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered), (3) without the consent of each Term C Lender amend the definition of Term C Pro Rata Share, (4) without the consent of the Majority Lenders of the Term C Facility amend the definition of Majority Lenders (but only if the Term C Lenders are directly affected thereby),or (5) without the consent of the Super Majority Lenders of the Term C Facility amend the definition of Scheduled Term C Repayments or the definition of Super Majority Lenders (but only if the Term C Lenders are directly affected thereby).

         (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (a)(i) through (v), inclusive, of the first sentence of Section 12.17(a), the consent of the Required Lenders is obtained but the consent of one or more of such Term C Lenders whose consent is required is not obtained, then Borrower shall have the right, so long as all non-consenting Term C Lenders whose individual consent is required are treated as described below, to replace each such non-consenting Term C Lender or Term C Lenders with one or more Replacement Lenders pursuant to Section 3.7 so long as at the time of such replacement, each such Replacement

Lender consents to the proposed change, waiver, discharge or termination, provided, that in any event Borrower shall not have the right to replace a Term C Lender, solely as a result of the exercise of such Term C Lender's rights (and the withholding of any required consent by such Term C Lender) contemplated by the proviso to the first sentence of Section 12.17(a).

         Section 12.18. Hattech, Inc. Acquisition Consent and Waiver. Agent and Lenders hereby consent to, and waive any Event of Default or Unmatured Event of Default arising out of, the total Acquisition Consideration of $30,240,000 for the acquisition of all of the outstanding stock of Hattech, Inc., a Virginia corporation, as a Permitted Acquisition pursuant to Section 8.4(k).


                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        ORIUS CORP.


                                        By: /s/ Robert E. Agres
                                           -------------------------------------
                                        Name:  Robert E. Agres
                                        Title:

                                        NATG HOLDINGS, LLC


                                        By: /s/ Robert E. Agres
                                           -------------------------------------
                                        Name:  Robert E. Agres
                                        Title:


                                        BANKERS TRUST COMPANY,
                                        in its individual capacity and as Agent


                                        By: /s/ Robert R. Telesca
                                           -------------------------------------
                                        Name:  Robert R. Telesca
                                        Title: Assistant Vice President

                                        BANK OF AMERICA, N.A.,
                                        as a Lender


                                        By: /s/ James D. Cockey
                                           -------------------------------------
                                        Name:  James D. Cockey
                                        Title: Principal

                                        FIRST UNION NATIONAL BANK,
                                        as a Lender


                                        By: /s/ Douglas A. Nickel
                                           -------------------------------------
                                        Name:  Douglas A. Nickel
                                        Title: Vice President

                                        NATIONAL CITY BANK,
                                        as a Lender


                                        By: /s/ Joseph D. Robison
                                           -------------------------------------
                                        Name:  Joseph D. Robison
                                        Title: Vice President

                                        SUNTRUST BANK,
                                        as a Lender


                                        By: /s/ Randall A. Parrish
                                           -------------------------------------
                                        Name:  Randall A. Parrish
                                        Title: Vice President

                                        UNION PLANTERS BANK,
                                        as a Lender


                                        By: /s/ Tom Thureson
                                           -------------------------------------
                                        Name:  Tom Thureson
                                        Title: Vice President

                                        WACHOVIA BANK, N.A.,
                                        as a Lender


                                        By: /s/ William N. Paty
                                           -------------------------------------
                                        Name:  William N. Paty
                                        Title: Senior Vice President

                                        BNP PARIBAS,
                                        as a Lender


                                        By: /s/ Stephanie Rogers
                                           -------------------------------------
                                        Name:  Stephanie Rogers
                                        Title: Vice President


                                        By: /s/ Duane Helkowski
                                           -------------------------------------
                                        Name:  Duane Helkowski
                                        Title: Vice President

                                        PROMETHEUS INVESTMENT FUNDING NO. 1
                                        LTD.,
                                        as a Lender


                                        By: /s/ Sylvia Cheng
                                           -------------------------------------
                                        Name:  Sylvia Cheng
                                        Title: Director


                                        By: /s/ Vicky S. F. Soo
                                           -------------------------------------
                                        Name:  Vicky S. F. Soo
                                        Title: Associate Director

                                        KZH STERLING LLC,
                                        as a Lender


                                        By: /s/  Peter Chin
                                           -------------------------------------
                                        Name:  Peter Chin
                                        Title: Authorized Agent

                                        HELLER FINANCIAL, INC.,
                                        as a Lender


                                        By: /s/ Robert M. Reeg
                                           -------------------------------------
                                        Name:  Robert M. Reeg
                                        Title: Assistant Vice President

                                        VAN KAMPEN SENIOR FLOATING RATE FUND,
                                        as a Lender


                                           By: Van Kampen Investment Advisory
                                               Corp.


                                        By: /s/ Darvin D. Pierce
                                           -------------------------------------
                                        Name:  Darvin D. Pierce
                                        Title: Vice President

                                        VAN KAMPEN PRIME RATE INCOME TRUST,
                                        as a Lender


                                          By: Van Kampen Investment Advisory
                                              Corp.


                                        By: /s/ Darvin D. Pierce
                                           -------------------------------------
                                        Name:  Darvin D. Pierce
                                        Title: Vice President

                                        PPM SPYGLASS FUNDING TRUST,
                                        as a Lender


                                        By: /s/ Ashley R. Hamilton
                                           -------------------------------------
                                        Name:  Ashley R. Hamilton
                                        Title: Authorized Agent

                                        FREMONT INVESTMENT & LOAN,
                                        as a Lender


                                        By: /s/ Maria Chachere
                                           -------------------------------------
                                        Name:  Maria Chachere
                                        Title: Vice President

                                        FIRST SOURCE FINANCIAL LLP,
                                        as a Lender


                                           By: First Source Financial, Inc., its
                                               agent/manager


                                        By:   /s/ James W. Wilson
                                           -------------------------------------
                                        Name:     James W. Wilson
                                        Title:    Senior Vice President

                                 STEIN ROE FLOATING RATE LIMITED
                                 LIABILITY COMPANY,
                                 as a Lender


                                 By:    /s/ James R. Fellows
                                    --------------------------------------------
                                 Name:      James R. Fellows
                                 Title:     Senior Vice President
                                            Stein Roe & Farnham Incorporated,
                                            as Advisor to the Stein Roe Floating
                                            Rate Limited Liability Company

                                   Stein Roe & Farnham Incorporated as Agent for

                                 KEYPORT LIFE INSURANCE COMPANY,
                                 as a Lender

                                 By:    /s/ James R. Fellows
                                    --------------------------------------------
                                 Name:      James R. Fellows
                                 Title:     Senior Vice President & Portfolio
                                            Manager

                                 STEIN ROE & FARNHAM CLO I LTD.,
                                 as a Lender

                                 By:    /s/ James R. Fellows
                                    --------------------------------------------
                                 Name:      James R. Fellows
                                 Title:     Senior Vice President & Portfolio
                                            Manager

                                        INDOSUEZ CAPITAL FUNDING IV, L.P.,
                                        as a Lender


                                        By: /s/ Melissa Marano
                                           -------------------------------------
                                        Name:  Melissa Marano
                                        Title: Vice President

                                        CARLYLE HIGH YIELD PARTNERS II, LTD.,
                                        as a Lender


                                        By: /s/  Linda Pace
                                           -------------------------------------
                                        Name:  Linda Pace
                                        Title: Vice President

                                        FIRST DOMINION FUNDING III,
                                        as a Lender


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        MAPLEWOOD (CAYMAN) LIMITED,
                                        as a Lender


                                        By: /s/ John B. Wheeler
                                           -------------------------------------
                                        Name:   John B. Wheeler
                                        Title:  Managing Director

                                        MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY,
                                        as a Lender


                                           By: David L. Babson & Company
                                           Inc. as Investment Adviser


                                        By: /s/ John B. Wheeler
                                           -------------------------------------
                                        Name:  John B. Wheeler
                                        Title: Managing Director

                                        PILGRIM CLO 1999-1 LTD,
                                        as a Lender


                                           By: Pilgrim Investments, Inc.,
                                           as its investment manager


                                        By:   /s/ Charles E. Lemiery
                                           -------------------------------------
                                        Name:     Charles E. Lemiery
                                        Title:    Vice President

                                        SIMSBURY CLO, LIMITED,
                                        as a Lender


                                           By:  David L. Babson & Company Inc.
                                           under delegated authority from
                                           Massachusetts Mutual Life
                                           Insurance Company as Collateral
                                           Manager


                                        By:    /s/ John B. Wheeler
                                           -------------------------------------
                                        Name:      John B. Wheeler
                                        Title:     Managing Director

                                        SRF TRADING, INC.,
                                        as a Lender


                                        By:    /s/ Ashley R. Hamilton
                                           -------------------------------------
                                        Name:      Ashley R. Hamilton
                                        Title:     Assistant Vice President